JUNE 1, 2006





                          P  R  O  S  P  E  C  T  U  S








                               [REGISTERED LOGO]
                                   B A R O N
                                   F U N D S


















                                     > BARON ASSET FUND

                                     > BARON GROWTH FUND

                                     > BARON SMALL CAP FUND

                                     > BARON iOPPORTUNITY FUND

                                     > BARON FIFTH AVENUE GROWTH FUND

                               [PHOTOGRAPHS]

BARON ASSET FUND
BARON GROWTH FUND*
BARON SMALL CAP FUND*
BARON iOPPORTUNITY FUND
BARON FIFTH AVENUE GROWTH FUND
767 Fifth Avenue
New York, New York 10153
1-800-99-BARON
212-583-2100















This prospectus contains essential information for anyone investing in these funds. Please read it carefully and keep it for reference.

As with all mutual funds, the fact that these shares are registered with the Securities and Exchange Commission does not mean that the Commission has approved or disapproved them or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

June 1, 2006

---------------

* Baron Growth Fund and Baron Small Cap Fund are closed to new investors. Please see "Closed Funds" on page 19 for more information.


                                                                 PROSPECTUS o 1

TABLE OF CONTENTS

--------------------------------------------------------------------------------
      INFORMATION ABOUT
      THE FUNDS
         Investment Goals and Strategies . . . . . . . . . . . . . . . . . . . 3
         Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
         Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . . .11
         Other Investment Strategies . . . . . . . . . . . . . . . . . . . . .14
         Management of the Funds . . . . . . . . . . . . . . . . . . . . . . .16
--------------------------------------------------------------------------------
      INFORMATION
      ABOUT YOUR
      INVESTMENT
         How Your Shares are Priced  . . . . . . . . . . . . . . . . . . . . .18
         How to Purchase Shares  . . . . . . . . . . . . . . . . . . . . . . .19
         How to Redeem Shares  . . . . . . . . . . . . . . . . . . . . . . . .23
         How to Exchange Shares  . . . . . . . . . . . . . . . . . . . . . . .25
         Special Information about The Baron Funds
           Website . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
         Distributions and Taxes . . . . . . . . . . . . . . . . . . . . . . .27
         General Information . . . . . . . . . . . . . . . . . . . . . . . . .28
--------------------------------------------------------------------------------
MORE  INFORMATION
         Back Cover



2 o PROSPECTUS

INFORMATION ABOUT THE FUNDS
INVESTMENT GOALS AND STRATEGIES
WHAT ARE THE INVESTMENT GOALS OF THE FUNDS?


BARON ASSET FUND         capital appreciation through long-term investments in
                         securities of small and medium sized companies with undervalued assets or favorable growth prospects

BARON GROWTH FUND        capital appreciation through long-term investments
Closed to New Investors  primarily in the securities of small growth companies

BARON SMALL CAP FUND     capital appreciation through investments primarily in
Closed to New Investors  securities of small companies

BARON iOPPORTUNITY FUND  capital appreciation through investments in growth businesses that benefit from technology advances

BARON FIFTH AVENUE       capital appreciation through investments primarily in
GROWTH FUND              the securities of larger growth companies


WHAT ARE THE MAIN INVESTMENT STRATEGIES OF THE FUNDS?

In making investment decisions for the Funds, the Adviser seeks:

1. securities that the Adviser believes have favorable price to value characteristics based on the Adviser's assessment of their prospects for future growth and profitability.

2. businesses that the Adviser believes are well managed, have significant long term growth prospects and are attractively priced.

The Adviser's research process includes visits and interviews with company managements, their major competitors, and often their customers. The Adviser also studies industry data, statistics and trends. The Adviser looks for the ability of a company to grow substantially within a four or five year period following investment. The Adviser looks for special business niches that the Adviser believes offer favorable business opportunities and sustainable barriers to competition. The Adviser also seeks what it believes are strong management capabilities, good employee morale, and the favorable reputations of in their communities.

The Adviser's analysts and portfolio managers also study an individual business' financial strength and profitability. The Funds purchase stocks whose prices the Adviser believes are undervalued relative to their businesses' long term growth prospects, future cash flows and asset values. The Funds seek to invest in businesses before their long term growth prospects are appreciated by other investors. The Funds may make significant investments in companies in which the Adviser has the greatest conviction. Of course, there can be no guarantee the Funds will be successful at achieving their objectives.


                                                                 PROSPECTUS o 3

The Funds have a long term outlook. The Funds often invest in businesses and maintain those investments for several years. The Adviser does so hoping for significant business growth, and as a result, stock price appreciation over that time period. As long term investors in business, the Baron Funds are designed for long term shareholders. The Funds are not designed nor intended to be suitable for investors who intend to purchase and then sell their Baron Fund shares after a short period. Please see pages 22-23 regarding the Funds' policies on short term trading.

BARON ASSET FUND invests for the long term primarily in common stocks of small and mid-sized growth companies selected for their capital appreciation potential. A small sized company is defined as one having a market capitalization of under $2.5 billion. A mid-sized growth company is defined as one having a market capitalization of $2.5 billion to $8 billion. BARON ASSET FUND purchases stocks in businesses that the Adviser believes could double in value in four years after their purchase and then double again in the following four or five years. Of course, there can be no guarantee that the Adviser will be successful in achieving the Fund's objectives. Because of its long term approach, the Fund could have a significant percentage of its assets invested in securities that have appreciated beyond their original market cap ranges.

BARON GROWTH FUND invests primarily in common stocks of smaller growth companies selected for their capital appreciation potential. A small sized company is defined as having a market value of under $2.5 billion at the time of purchase. BARON GROWTH FUND invests for the long term in small cap businesses the Adviser expects to double in size in four or five years, and then hopefully, double again in the next four or five years. The Adviser seeks to purchase for BARON GROWTH FUND, securities the Adviser expects to increase in value 100% in four year and then double again in the following four or five years. Of course, there can be no guarantee the Adviser will be successful in achieving the Fund's objectives. If the Adviser is successful in identifying and investing for the long term in fast growing small businesses for the Fund, the Fund's shareholders should expect to have a significant percentage of BARON GROWTH FUND'S assets invested in successful mid-sized growth companies purchased when those businesses were small. When these investments are sold as their characteristics, maturation and growth prospects change, the Adviser will use available cash proceeds to invest in small cap businesses having market capitalizations of less than $2.5 billion.

BARON SMALL CAP FUND invests primarily in common stocks selected for their capital appreciation potential. At least 80% of the Fund's total assets are invested in the securities of smaller companies based on the market size of the investment at the time of purchase. A small sized company is defined as having a market value at the time of purchase, of under $2.5 billion. The Adviser seeks to purchase securities that the Adviser expects could increase in value 100% within four years.

BARON iOPPORTUNITY FUND invests primarily in common stocks of growth businesses selected for their capital appreciation potential. The Fund seeks investments in companies that the Adviser believes have growth opportunities, that result from the rapidly changing information technology environment, including the Internet. The Adviser seeks to invest in both new emerging companies and more mature "bricks and mortar" businesses that the Adviser believes have significant, sustainable, growth opportunities. These investments, as with investments for the other Baron Funds(R), will be purchased at prices the Adviser deems

4 o PROSPECTUS
attractive based on the Adviser's projected cash flows and/or customer and asset valuations within a reasonable time period. At least 80% of the Fund's total assets are invested in securities of companies that have Internet- related and information technology growth opportunities. The Adviser seeks to purchase securities that the Adviser expects could increase in value 100% within four years.

BARON FIFTH AVENUE GROWTH FUND invests primarily in common stocks of growth companies selected for their capital appreciation potential. At least 80% of the Fund's total assets are invested in the securities of larger companies with market values of greater than $5 billion based on the market size of the investment at the time of purchase. The Adviser seeks to purchase securities that the Adviser expects could increase in value 100% over five years.

WHAT KINDS OF SECURITIES DO THE FUNDS BUY?

The Funds invest primarily in common stocks but may also invest in other equity-type securities such as convertible bonds and debentures, preferred stocks, warrants and convertible preferred stocks. Securities are selected for their capital appreciation potential, and investment income is not a consideration.

BARON ASSET FUND invests primarily in small and medium sized growth companies with market capitalizations at the time of investment of under $8 billion. BARON GROWTH FUND and BARON SMALL CAP FUND invest primarily in small sized companies with market values under $2.5 billion at the time of purchase. These Funds will not sell positions just because their market values have increased. The Funds will add to positions in a company even though its market capitalization has increased through appreciation beyond the limits stated, if, in the Adviser's judgment, the company is still an attractive investment. BARON iOPPORTUNITY FUND invests in companies of all sizes with Internet and information technology related growth opportunities. BARON FIFTH AVENUE GROWTH FUND invests primarily in the securities of larger growth companies with market values of over $5 billion.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?

GENERAL STOCK MARKET RISK Investing in the stock market is risky because equity securities fluctuate in value, often based on factors unrelated to the intrinsic value of the issuer. These issues may be due to political, economic or general market circumstances. Other factors may affect a single company or industry, but not the broader market. Because securities' values fluctuate, when you sell your investment in a Fund you may receive more or less money than you originally invested.

SMALL AND MEDIUM SIZED COMPANIES The Adviser believes there is more potential for capital appreciation in smaller companies but there also may be more risk. Securities of smaller companies may not be well known to most investors and the securities may be thinly traded. Smaller company securities may fluctuate in price more widely than the stock market generally and they may be more difficult to sell during market downturns. There is more reliance on the skills of a company's management and on their continued tenure. This investment approach requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.


                                                                 PROSPECTUS o 5

LARGE POSITIONS Even though the Funds are diversified, the Funds may establish significant positions in companies in which the Adviser has the greatest conviction. If the stock price of one or more of those companies should decrease, it would have a big impact on the Fund's net asset value. These large positions may represent a significant part of a company's outstanding stock, and sales by the Funds could adversely affect stock prices. The Fund's returns may be more volatile than those of a less concentrated portfolio.

LONG TERM OUTLOOK AND PROJECTIONS The Funds are designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which would negatively impact the stock market price of that company.

INTERNET AND INFORMATION TECHNOLOGY Internet-related and information technology companies as well as companies propelled by new technologies may present the risk of rapid change and product obsolescence and their successes may be difficult to predict for the long term. Some Internet-related companies may be newly formed and have limited operating history and experience. Internet-related companies may also be adversely affected by changes in governmental policies, competitive pressures, and changing demand. The securities of these companies may also experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in the company's fundamentals or economic conditions.

PERFORMANCE

The information below shows the Funds' annual returns and their long term performance. The information provides some indications of the risks of investing in the Funds. The bar charts show you how the performance for each Fund has varied from year to year. The tables compare the performance of the Funds over time to relevant indexes. How the Funds have performed in the past is not necessarily an indication of how they will perform in the future. The annual report contains additional performance information which is available upon request without charge by writing or calling the Funds at the address and telephone number set forth on the back of this Prospectus.

Performance information can be found online at www.BaronFunds.com/performance.

BARON ASSET FUND

Annual returns for periods ended 12/31 of each year
--------------------------------------------------------------------------------
                              [PERFORMANCE GRAPH]

22.0    33.9    4.3    16.3    0.4    -10.1    -20.0    27.3   27.1   12.5
--------------------------------------------------------------------------------
1996    1997    1998   1999    2000    2001     2002    2003   2004   2005

--------------------------------------------------------------------------------

Best Quarter:  12/31/98:  26.6%
Worst Quarter: 09/30/98: -23.4%


6 o PROSPECTUS

BARON GROWTH FUND

Annual returns for periods ended 12/31 of each year
--------------------------------------------------------------------------------
                              [PERFORMANCE GRAPH]

27.7    31.1    0.1   44.7    -4.6    12.7    -12.3    31.7    26.6     5.7
--------------------------------------------------------------------------------
1996    1997   1998   1999    2000    2001     2002    2003    2004     2005

--------------------------------------------------------------------------------

Best Quarter:  12/31/99:  23.8%
Worst Quarter: 09/30/98: -22.1%

BARON SMALL CAP FUND

Annual returns for periods ended 12/31 of each year
--------------------------------------------------------------------------------
                              [PERFORMANCE GRAPH]

   2.2     70.8     -17.5     5.2     -9.7     38.8     22.2     8.3
--------------------------------------------------------------------------------
  1998     1999      2000     2001     2002    2003     2004     2005

--------------------------------------------------------------------------------

Best Quarter:  12/31/99:  34.6%
Worst Quarter: 09/30/98: -28.1%

BARON iOPPORTUNITY FUND

Annual returns for periods ended 12/31 of each year
--------------------------------------------------------------------------------
                              [PERFORMANCE GRAPH]

       -3.6       -29.0        73.8          25.6           7.0
--------------------------------------------------------------------------------
        2001       2002        2003          2004           2005

--------------------------------------------------------------------------------

Best Quarter:  12/31/01:  43.3%
Worst Quarter: 09/30/01: -37.9%


                                                                 PROSPECTUS o 7

BARON FIFTH AVENUE GROWTH FUND

Annual returns for periods ended 12/31 of each year
--------------------------------------------------------------------------------
                              [PERFORMANCE GRAPH]

                            8.8
--------------------------------------------------------------------------------
                            2005

--------------------------------------------------------------------------------

Best Quarter:  06/30/05:  7.1%
Worst Quarter: 03/31/05: -4.7%



AVERAGE ANNUAL TOTAL RETURNS (For periods ended 12/31/05)

The following table shows the Funds' average annual returns (before and after taxes) and the change in value of a broad-based market index over various periods ended December 31, 2005. The index information is intended to permit you to compare each Fund's performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in a Fund. A Fund's "RETURN AFTER TAXES ON DISTRIBUTIONS" shows the effect of taxable distributions (dividends and capital gain distributions), but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. A Fund's "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the Fund shares were purchased at the beginning and sold at the end of the specified period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some instances, the "RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES" is greater than the "RETURN BEFORE TAXES" because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.



8 o PROSPECTUS

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                                                                                                     SINCE
                                                                1 YEAR    5 YEARS    10 YEARS      INCEPTION
 BARON ASSET FUND (Inception date: 6-12-87)
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                            12.47%      5.54%      10.03%      13.24%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                            11.67%      4.69%       9.41%      12.44%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares       9.18%      4.50%       8.74%      11.81%
 ---------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees, expenses or
  taxes)                                                         4.55%      8.22%       9.26%       9.62%
 ---------------------------------------------------------------------------------------------------------
 Russell 2500 (reflects no deductions for fees, expenses or
  taxes)                                                         8.11%      9.14%      11.53%      11.54%
 ---------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                         4.88%      0.52%       9.05%      10.53%
 ---------------------------------------------------------------------------------------------------------
 BARON GROWTH FUND (Inception date: 12-31-94)
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                             5.71%     11.75%      14.96%      17.95%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                             5.03%     11.31%      14.27%      17.28%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares       4.63%     10.11%      13.21%      16.13%
 ---------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees, expenses or
  taxes)                                                         4.55%      8.22%       9.26%      10.88%
 ---------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                         4.88%      0.52%       9.05%      11.38%
 ---------------------------------------------------------------------------------------------------------
 BARON SMALL CAP FUND (Inception date: 09-30-97)
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                             8.34%     11.79%                  12.23%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                             7.83%     11.47%                  11.97%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares       6.08%     10.24%                  10.84%
 ---------------------------------------------------------------------------------------------------------
 Russell 2000 (reflects no deductions for fees, expenses or
  taxes)                                                         4.55%      8.22%                   6.21%
 ---------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                         4.88%      0.52%                   4.97%
 ---------------------------------------------------------------------------------------------------------
 BARON iOPPORTUNITY FUND (Inception date: 02-29-00)
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                             7.05%      9.84%                  -0.42%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                             7.05%      9.84%                  -0.45%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares       4.58%      8.58%                  -0.38%
 ---------------------------------------------------------------------------------------------------------
 Nasdaq Composite (reflects no deductions for fees expenses
  or taxes)                                                      1.37%     -2.25%                 -12.16%
 ---------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                         4.88%      0.52%                   0.01%
 ---------------------------------------------------------------------------------------------------------
 BARON FIFTH AVENUE GROWTH FUND
 (Inception date: 04-30-04)
 ---------------------------------------------------------------------------------------------------------
 Return before taxes                                             8.48%                             11.00%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions                             8.48%                             11.00%
 ---------------------------------------------------------------------------------------------------------
 Return after taxes on distributions & sale of Fund shares       5.51%                              9.40%
 ---------------------------------------------------------------------------------------------------------
 Russell 1000 (reflects no deductions for fees, expenses or
  taxes)                                                         6.27%                             10.62%
 ---------------------------------------------------------------------------------------------------------
 S&P 500 (reflects no deductions for fees, expenses or
  taxes)                                                         4.88%                              9.38%
 ---------------------------------------------------------------------------------------------------------

The Russell 2000 is a widely recognized unmanaged index of smaller companies. The Russell 2500 is an unmanaged index of small to medium companies. The Nasdaq Composite is an unmanaged index that tracks the performance of market- value weighted common stocks listed on Nasdaq. The S&P 500 and Russell 1000 are unmanaged indices that measures the performance of larger cap equities. The Funds may also compare their performance to the performance of their respective peer groups, as published by Morningstar and Lipper.


                                                                 PROSPECTUS o 9

FUND EXPENSES

The table below describes the fees and expenses that you would pay if you buy and hold shares of the Funds.

ANNUAL FUND OPERATING EXPENSES(+)
(Expenses that are deducted from a Fund's assets)

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                TOTAL ANNUAL
                                                   MANAGEMENT     DISTRIBUTION       OTHER        EXPENSE     FUND OPERATING
                                                      FEE          (12B-1) FEE*     EXPENSES       WAIVERS        EXPENSES
------------------------------------------------------------------------------------------------------------------------------
 BARON ASSET FUND                                     1.0%             0.25%          0.09%           0%            1.34%
-----------------------------------------------------------------------------------------------------------------------------
 BARON GROWTH FUND                                    1.0%             0.25%          0.06%           0%            1.31%
-----------------------------------------------------------------------------------------------------------------------------
 BARON SMALL CAP FUND                                 1.0%             0.25%          0.08%           0%            1.33%
-----------------------------------------------------------------------------------------------------------------------------
 BARON iOPPORTUNITY FUND                              1.0%             0.25%          0.27%         (0.02%)         1.50%**
-----------------------------------------------------------------------------------------------------------------------------
 Baron Fifth Ave. Growth Fund                         1.0%             0.25%          0.24%         (0.09%)         1.40%**
-----------------------------------------------------------------------------------------------------------------------------

+    Based on the fiscal year ended September 30, 2005.
* Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge.
** The Adviser has contractually agreed to reimburse certain expenses of BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND so that their total operating expenses are limited to 1.50% and 1.40% of average net assets, respectively. For BARON FIFTH AVENUE GROWTH FUND, the Adviser has agreed that for so long as it is Adviser, the initial expense reimbursement period is two years. The advisory contracts are renewable annually.

BARON iOPPORTUNITY FUND imposes a short-term trading fee of 1% on redemptions of shares held for less than 6 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------
YEAR                                        1              3              5             10
-----------------------------------------------------------------------------------------------
BARON ASSET FUND                          $136           $425           $734          $1,613
-----------------------------------------------------------------------------------------------
BARON GROWTH FUND                         $133           $415           $718          $1,579
-----------------------------------------------------------------------------------------------
BARON SMALL CAP FUND                      $135           $421           $729          $1,601
-----------------------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND                   $153           $478           $827          $1,811
-----------------------------------------------------------------------------------------------
BARON FIFTH AVENUE GROWTH FUND            $143           $462           $805          $1,772
-----------------------------------------------------------------------------------------------

There are additional charges if you have retirement accounts and wire transfers. You also may purchase and redeem your shares through broker-dealers or others who may charge a commission or other transaction fee for their services. (See "How to Purchase Shares" and "How to Redeem Shares.")

The 12b-1 fee is paid to Baron Capital, Inc. for shareholder and distribution services. Because the fees are paid out of the Funds' assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.


10 o PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. The "total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.

BARON ASSET FUND

Year Ended September 30
                                                     2005         2004        2003         2002        2001
Net Asset Value, Beginning of Year                 $ 47.89      $ 40.05     $ 35.65      $ 40.22     $ 63.35
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                  (0.46)       (0.43)      (0.46)       (0.55)      (0.65)
Net Realized and Unrealized Gains (Losses) on
 Investments                                         12.08         8.27        6.04         0.05      (17.87)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                     11.62         7.84        5.58        (0.50)     (18.52)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                  0.00         0.00        0.00         0.00        0.00
Distributions from Net Realized Gains                (2.99)        0.00       (1.18)       (4.07)      (4.61)
------------------------------------------------------------------------------------------------------------
Total Distributions                                  (2.99)        0.00       (1.18)       (4.07)      (4.61)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $ 56.52      $ 47.89     $ 40.05      $ 35.65     $ 40.22
============================================================================================================
TOTAL RETURN                                          25.2%        19.6%       16.1%        (2.5%)     (31.2%)
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year             $2,687.4     $2,002.4    $1,957.2     $2,055.2    $2,692.3
Ratio of Total Expenses to Average Net Assets         1.34%        1.34%       1.34%        1.35%       1.37%
Less: Ratio of Interest Expense to Average
 Net Assets                                           0.00%        0.00%       0.00%       (0.02%)     (0.01%)
------------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net
 Assets                                               1.34%        1.34%       1.34%        1.33%       1.36%
============================================================================================================
Ratio of Net Investment Loss to Average Net
 Assets                                              (0.91%)      (0.90%)     (1.14%)      (1.16%)     (1.14%)
Portfolio Turnover Rate                              11.47%       19.57%      27.95%        6.01%       4.33%
------------------------------------------------------------------------------------------------------------



                                                                PROSPECTUS o 11

BARON GROWTH FUND

Year Ended September 30
                                                     2005         2004        2003         2002        2001
Net Asset Value, Beginning of Year                 $ 38.92      $ 32.65     $ 26.96      $ 27.18     $ 32.26
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                  (0.29)       (0.30)      (0.25)       (0.23)      (0.22)
Net Realized and Unrealized Gains (Losses) on
 Investments                                          7.33         6.57        5.94         1.65       (1.67)
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                      7.04         6.27        5.69         1.42       (1.89)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                  0.00         0.00        0.00         0.00        0.00
Distributions from Net Realized Gains                 0.00         0.00        0.00        (1.64)      (3.19)
------------------------------------------------------------------------------------------------------------
Total Distributions                                   0.00         0.00        0.00        (1.64)      (3.19)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $ 45.96      $ 38.92     $ 32.65      $ 26.96     $ 27.18
============================================================================================================
TOTAL RETURN                                          18.1%        19.2%       21.1%         5.0%       (6.1%)
=============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year             $5,005.1     $3,135.6    $2,185.4     $1,030.3      $512.3
Ratio of Expenses to Average Net Assets               1.31%        1.33%       1.36%        1.35%       1.36%
Ratio of Net Investment Loss to Average Net
 Assets                                              (0.73%)      (0.89%)     (1.11%)      (1.02%)     (0.79%)
Portfolio Turnover Rate                              15.50%       27.15%      32.63%       18.31%      34.94%
------------------------------------------------------------------------------------------------------------


BARON SMALL CAP FUND

Year Ended September 30
                                                                   2005        2004         2003        2002         2001
Net Asset Value, Beginning of Year                               $ 19.18     $  17.26     $ 13.73     $  12.69     $ 16.05
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                (0.10)       (0.15)      (0.11)       (0.14)      (0.11)
Net Realized and Unrealized Gains (Losses) on Investments           4.55         2.07        4.02         1.18       (2.87)
--------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                    4.45         1.92        3.91         1.04       (2.98)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                0.00         0.00        0.00         0.00        0.00
Distributions from Net Realized Gains                              (0.55)        0.00       (0.38)        0.00       (0.38)
--------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.55)        0.00       (0.38)        0.00       (0.38)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $ 23.08     $  19.18     $ 17.26     $  13.73     $ 12.69
==========================================================================================================================
TOTAL RETURN                                                        23.6%        11.1%       29.2%         8.2%      (18.8%)
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                           $2,828.6     $1,782.1    $1,210.5       $719.1      $585.9
Ratio of Expenses to Average Net Assets                             1.33%        1.33%       1.36%        1.36%       1.35%
Ratio of Net Investment Loss to Average Net Assets                 (0.48%)      (0.88%)     (0.87%)      (0.97%)     (0.68%)
Portfolio Turnover Rate                                            24.68%       32.92%      30.29%       55.07%      55.77%
--------------------------------------------------------------------------------------------------------------------------



12 o PROSPECTUS

BARON iOPPORTUNITY FUND

Year Ended September 30
                                                                           2005         2004        2003         2002        2001
Net Asset Value, Beginning of Year                                       $ 7.58      $  6.48      $ 3.63      $  4.09      $ 8.76
---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                       (0.09)       (0.10)      (0.05)       (0.06)      (0.05)
Net Realized and Unrealized Gains (Losses) on Investments                  1.66         1.18        2.89        (0.40)      (4.59)
---------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                                           1.57         1.08        2.84        (0.46)      (4.64)
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                                       0.00         0.00        0.00         0.00       (0.03)
Distributions from Net Realized Gains                                      0.00         0.00        0.00         0.00        0.00
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                        0.00         0.00        0.00         0.00       (0.03)
---------------------------------------------------------------------------------------------------------------------------------
Redemption Fees Added to Paid in Capital                                   0.01         0.02        0.01         0.00*       0.00*
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                             $ 9.16      $  7.58      $ 6.48      $  3.63      $ 4.09
=================================================================================================================================
TOTAL RETURN +                                                             20.8%        17.0%       78.5%       (11.2%)     (53.1%)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                                    $145.7       $133.9      $109.3        $57.5       $73.7
Ratio of Total Expenses to Average Net Assets                              1.52%        1.56%       1.67%        1.65%       1.55%
Less: Expense Reimbursement by Investment Adviser                         (0.02%)      (0.06%)     (0.17%)      (0.15%)     (0.05%)
---------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Expenses to Average Net Assets                                1.50%        1.50%       1.50%        1.50%       1.50%
=================================================================================================================================
Ratio of Net Investment Loss to Average Net Assets                        (1.01%)      (1.25%)     (1.18%)      (1.20%)     (0.75%)
Portfolio Turnover Rate                                                   83.64%       86.35%      89.72%       96.41%     123.30%
---------------------------------------------------------------------------------------------------------------------------------

*    Less than $.01 per share.
+ The total returns would have been lower had certain expenses not been reduced during the periods shown.

BARON FIFTH AVENUE GROWTH FUND


Year Ended September 30
                                                                  2005     2004*
Net Asset Value, Beginning of Year                               $ 9.89   $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                               (0.05)   (0.02)
Net Realized and Unrealized Gains (Losses) on Investments          1.72    (0.09)
--------------------------------------------------------------------------------
Total from Investment Operations                                   1.67    (0.11)
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                               0.00     0.00
Distributions from Net Realized Gains                              0.00     0.00
--------------------------------------------------------------------------------
Total Distributions                                                0.00     0.00
--------------------------------------------------------------------------------
Net Asset Value, End of Year                                     $11.56   $ 9.89
================================================================================
TOTAL RETURN ^                                                     16.9%    (1.1%)+
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year                            $ 96.5   $ 49.3
Ratio of Total Expenses to Average Net Assets                      1.49%    1.67%**
Less: Expense Reimbursement by Investment Adviser                 (0.09%)  (0.27%)**
--------------------------------------------------------------------------------
Ratio of Net Expenses to Average Net Assets                        1.40%    1.40%**
================================================================================
Ratio of Net Investment Loss to Average Net Assets                (0.58%)  (0.79%)**
Portfolio Turnover Rate                                           46.71%    7.58%+
--------------------------------------------------------------------------------

* For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
**   Annualized.
+    Not Annualized.
^ The total returns would have been lower had certain expenses not been reduced during the period shown.


                                                                PROSPECTUS o 13

OTHER INVESTMENT STRATEGIES

WHAT ARE SOME OF THE OTHER INVESTMENTS THE FUNDS MAKE?

CASH POSITION When the Adviser determines that opportunities for profitable investments are limited or that adverse market conditions exist, all or a portion of the Funds' assets may be invested in cash or cash equivalents such as money market instruments, which include U.S. Government securities, certificates of deposit, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements. When a Fund's investments in cash or similar investments increase, its investment objectives may not be achieved. BARON ASSET FUND may borrow up to 5% of its net assets for extraordinary or emergency temporary investment purposes or to meet redemption requests which might otherwise require an untimely sale of portfolio securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may borrow up to 30% of the value of their respective total assets, including the amount borrowed, as of the time the borrowing is made for temporary, emergency or other purposes.

DEBT SECURITIES The Funds may invest in debt securities which may include notes, bonds, debentures and money market instruments. Debt securities represent an obligation of the issuer to repay a loan of money to it, often with interest. The debt securities in which the Funds may invest include rated and unrated securities and convertible instruments. There is no minimum rating for the debt securities that may be purchased for those Funds. The Funds rely on the Adviser's assessment of the issuer's securities and do not use independent ratings organizations.

ILLIQUID SECURITIES BARON ASSET FUND may invest up to 10%, and BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may invest up to 15%, of their respective net assets in securities that are illiquid. An illiquid security is one that cannot be disposed of in the ordinary course of business within seven days.

SPECIAL SITUATIONS The Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a company will be recognized and appreciate in value due to a specific anticipated development at that company. Such developments might include a new product, a management change, an acquisition or a technological advancement.

FOREIGN SECURITIES The Funds may invest without limitation in the securities of foreign issuers in U.S. denominated form known as American Depository Receipts. They may also invest in foreign denominated form (Global Depository Receipts or European Depository Receipts), up to 10% of the respective total assets of BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP FUND and up to 25% of the total assets of BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND.

OPTIONS AND DERIVATIVES BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may sell put options and covered call options and purchase put and call options on equity and/or debt securities. A call option gives the purchaser of the options the right to buy, and when exercised obligates the writer to sell, the underlying security at the exercise

14 o PROSPECTUS
price. A put option gives the purchaser of the option the right to sell, and when exercised obligates the writer to buy, the underlying security at the exercise price. The options may be listed or over-the-counter. The Funds may also enter into equity swap agreements and other derivative investments.

OTHER STRATEGIES The Funds have additional investment strategies and restrictions that govern their activities. For a list of these restrictions and more information about the investment strategies, please see the section "Investment Goals, Strategies and Risks" in the Statement of Additional Information. Those that are identified as "fundamental" may only be changed with shareholder approval, while the others may be changed by the Board of Trustees.

WHAT ARE SOME ADDITIONAL RISK FACTORS?

OPTIONS AND DERIVATIVES Options may fail as hedging techniques in cases where the price movements of the securities underlying the options do not follow the price movements of the portfolio securities subject to the hedge. Gains on investments in options and derivatives depend on the Adviser's ability to anticipate correctly the direction of stock prices, interest rates, and other economic factors. Options may lose all their value in a relatively short period of time. The dealer who takes the other side of a derivative transaction could fail. Where a liquid secondary market does not exist, the Fund would likely be unable to control losses by closing its position.

DEBT SECURITIES Lower rated securities may have a higher yield, and the potential for a greater return than investment grade securities, but may also have more risk. Lower rated securities are generally meant for longer-term investing and may be subject to certain risks with respect to the issuing entity and to market fluctuations. See the Statement of Additional Information for more information. The Adviser will also evaluate the securities and the ability of the issuers to pay interest and principal. With lower rated debt securities, a Fund's ability to achieve its investment objective may be more dependent on the Adviser's credit analysis than might be the case with higher rated securities. The market price and yield of lower rated securities are generally more volatile than those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect the Fund's net asset value. The trading market for these securities may be less liquid than that of higher rated securities. Companies that issue lower rated securities may be highly leveraged or may have unstable earnings, and consequently the risk of the investment in the securities of such issuers may be greater than with higher rated securities.

The interest bearing features of debt securities carry a promise of income flow, but the price of the securities are inversely affected by changes in interest rates and are therefore subject to the risk of market price fluctuations. The market values of debt securities may also be affected by changes in the credit ratings or financial condition of the issuers.

FOREIGN SECURITIES Investments in foreign securities may have greater risks than investments in domestic securities and such risks may be unrelated to the price of the security. Such risks include currency exchange risks, as the value of local currency relates to the U.S. dollar. The value of a foreign security may be worth less in U.S. Dollars even if the security increases in value in its own country due to declines in exchange rates or changes in U.S. or foreign laws. Foreign investments are also subject to political and economic risks, particularly in countries with unstable governments, different legal systems, and limited

                                                                PROSPECTUS o 15
industries. In some countries there may be the risk of governments seizing the assets or operations of a company. Further, there may be less governmental supervision of foreign markets, including non-standardized financial reporting and less publicly available information. There is also the risk that the foreign securities may be less liquid, there may be delays in settlement of purchase and sale transactions, and there may not be adequate protection to ensure the other side will complete a transaction.

CONVERTIBLE SECURITIES Since convertible securities combine the investment characteristics of both bonds and common stocks, the Funds' convertible securities investments absorb the market risks of both stocks and bonds. The combination does, however, make the investment less sensitive to interest rate changes than straight bonds of comparable maturity and quality and usually less volatile than common stocks. Because of these factors, convertible securities are likely to perform differently than broadly-based measures of the stock and bond markets.

BORROWINGS To the extent a Fund borrows, it must maintain continuous asset coverage of 300% of the amount borrowed. Such borrowing has special risks. Any amount borrowed will be subject to interest costs that may or may not exceed the appreciation of the securities purchased.

ILLIQUID SECURITIES The absence of a trading market could make it difficult to ascertain a market value for illiquid positions. A Fund's net asset value could be adversely affected if there were no ready buyer at an acceptable price at the time the Fund decided to sell. Time-consuming negotiations and expenses could occur in disposing of the shares.

SPECIAL SITUATIONS Investments in special situations have the risk that the anticipated development does not occur or does not attract the expected attention.

MANAGEMENT OF THE FUNDS

The Board of Trustees oversees the management of the Funds. A list of the Board members and the Funds' officers may be found in the Statement of Additional Information. BAMCO, Inc., the Adviser, is located at 767 Fifth Avenue, New York, New York 10153, and is responsible for portfolio management. It is a subsidiary of Baron Capital Group, Inc. ("BCG"). Baron Capital, Inc. ("Baron Capital"), a registered broker-dealer and the distributor of the shares of the Funds, is also a subsidiary of BCG.

Ronald Baron is the founder, chief executive officer and chairman of the Adviser and BCG (and its subsidiaries) and, with his family, is the principal owner of BCG.

The portfolio managers for the Funds are senior members of BAMCO's research team, and are responsible for stock selection and the portfolio structure. Mr. Baron has been the portfolio manager of BARON ASSET FUND and BARON GROWTH FUND since their inception. He has managed money for others since 1975. As of July 23, 2003, Andrew Peck is a co-portfolio manager of BARON ASSET FUND. Mr. Peck is a Vice President of Baron Funds and has worked at Baron Funds as an analyst since February of 1998. Before that he was an analyst at a large brokerage firm. Mr. Baron and Mr. Peck collaborate on all investment decisions. Differences of opinion are discussed until both portfolio managers agree on a decision. Cliff Greenberg has been the portfolio manager of BARON SMALL CAP FUND since its inception. Mr. Greenberg joined Baron Funds in January of 1997. He was a general partner and portfolio manager at HPB Associates, L.P., an investment partnership

16 o PROSPECTUS
from January 1990 until he joined Baron Funds. As of March 3, 2006, BARON iOPPORTUNITY FUND is managed by Michael Lippert. Since December 2001, Mr. Lippert has been an analyst for the BARON iOPPORTUNITY FUND. From April 2001 to December 2001, Mr. Lippert was a research analyst and general counsel for JLF Asset Management and from 2000 to 2001, he was a partner at Baker & Botts. As of May 1, 2006, BARON FIFTH AVENUE GROWTH FUND is managed by Randall Haase. Mr. Haase was an investment manager at Duquesne Capital Management, LLC, a large hedge fund, from 2000 to 2005, and from 1989 to 2000, he worked at Alliance Capittal Management, LP as a portfolio manager from 1993 to 2000 and as an analyst from 1989 to 1993. Each of the portfolio managers named above may serve as portfolio managers or analysts for other products offered by affiliates that could conflict with their responsibilities to the Funds for which they are portfolio managers. The Funds' Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Managers, and each Portfolio Manager's ownership of securities in the Fund.

The Adviser also keeps the books of account of each Fund, and calculates daily the income and net asset value per share of each Fund. For its services, the Adviser receives a fee payable monthly from the assets of each Fund equal to 1% per annum of the respective average daily net asset value of BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND. BARON FIFTH AVENUE GROWTH FUND pays the Adviser 1% for assets under $1 billion, 0.95% for assets greater that $1 billion but less than $2 billion, 0.90% for assets over $2 billion but less than $3 billion, 0.85% for assets over $3 billion but less than $4 billion, and 0.80% for assets greater than $4 billion. A discussion regarding the basis for the approval by the Board of Trustees of the investment advisory contract of each Fund is available in the Fund's Annual Report to Shareholders for the fiscal year ending September 30, 2005.

12B-1 PLAN

The Funds have adopted a plan under rule 12b-1 that allows the Funds to pay distribution fees for the sale and distribution of their shares and for services provided to shareholders. A substantial portion of the 12b-1 fees are directed to third parties that provide shareholder servicing to existing shareholders. Because the fees are paid out of the Funds' assets on an on- going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Baron Capital, a registered broker-dealer and a member of the NASD, is an affiliate of the Adviser and serves as the distributor of the Funds ("Distributor"). The 12b-1 plan authorizes the Funds to pay Baron Capital a distribution fee equal on an annual basis to 0.25% of each Fund's average daily net assets. See the Statement of Additional Information for a more detailed listing of the expenses covered by the Distribution Plan.

THIRD PARTY ARRANGEMENTS The Adviser, the Distributor or their affiliates may at their own expense out of their own financial resources (a source of which may be payment under a Fund's distribution plan), make cash payments to some, but not all brokers, dealers, or financial intermediaries for shareholder services, as an incentive to sell shares of a Fund and/or promote retention of their customer's assets in the Fund. These payments, sometimes

                                                                PROSPECTUS o 17
referred to as "revenue sharing," do not change the price paid by investors to purchase the Funds' shares or the amount the Funds receive as proceeds from such sales.

Subject to approval by the Board of Trustees, the Funds may pay to financial intermediaries out of the applicable Fund's assets (in addition to 12b-1 payments), fees for servicing shareholder accounts. Such financial intermediaries would have omnibus accounts with the Funds' transfer agent and provide shareholder servicing and/ or sub-transfer agent services to shareholders or beneficial owners. It is anticipated that any amounts paid by the Funds to such financial intermediaries shall not exceed the amount each Fund would have incurred in maintaining the shareholder accounts for those who invest in the Fund directly rather than through these financial intermediaries. As of December 31, 2005, the Funds have made no such payments.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or to shareholders of the Funds, including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediaries. Revenue sharing payments may also be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.


INFORMATION ABOUT YOUR INVESTMENT

HOW YOUR SHARES ARE PRICED

The purchase or sale price for your shares is the particular Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading of the New York Stock Exchange (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the Baron Funds' transfer agent. If you purchase or sell shares through a brokerage firm, bank or other financial institution, your transaction will receive the NAV next calculated after the financial institution receives your order if it promptly transmits the order to the Funds' transfer agent. The Funds have agreements with certain financial institutions which authorize the financial institutions to accept orders or designate third parties to accept orders on behalf of the Funds. If you place your order through these authorized financial institutions, the order will be considered received when the authorized party accepts the order. Those orders will be priced at the NAV next computed after acceptance of the order by the authorized institution or its agent.

The Funds' investments are valued based on the last sale price. Where market quotations are not readily available, or in the Adviser's judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Adviser using procedures established by the Board of Trustees. The Adviser has a fair valuation committee comprised of senior executives and members of the Board, and the committee reports to

18 o PROSPECTUS
the Board every quarter. Factors the committee uses include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no assurance, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. The Funds may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. For securities traded on NASDAQ, the Funds will use the NASDAQ Official Closing Price.

HOW TO PURCHASE SHARES

You may purchase shares of the Funds directly without paying a sales charge. Please use the Funds' "Regular Account Application" form to open an account. Special applications are available to open individual retirement accounts ("IRAs"). Both applications can be found online at www.BaronFunds.com/applications. Please complete the application form in its entirety. If you do not provide all the information requested, your application will be returned to you and your investment will not be established. The minimum initial investment is $2,000 per Fund unless you choose to invest through the Baron InvestPlan (see page 21). At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. Certain financial institutions and administrators which act as intermediaries for investors in the Funds may have systems that are not able to enforce the Funds' minimums. There is no minimum for subsequent purchases except for purchases made through the Funds' website (see page 25-26). The Funds may reject any proposed purchase. Please see pages 22-23 for the Funds' policy on short term trading.

At present, the Funds are offered and sold only to persons with the specified identification residing in the United States, Puerto Rico, Guam, the U.S. Virgin Islands, or persons in the United States military. Refer to the Funds' "Anti Money Laudering Regulations" on page 20 for a list of required information.
Please call the Funds' transfer agent at 1-800-442- 3814, if you have any questions.

CLOSED FUNDS

BARON GROWTH FUND closed to new investors on September 12, 2003, and to new retirement plans on May 1, 2005, to preserve the Adviser's ability to effectively manage the Fund. If you are already a shareholder of BARON GROWTH FUND, you may continue to add to your investment in that Fund. In addition, the Fund will remain open to the following investors:

o    financial advisers with existing clients in BARON GROWTH FUND

o participants in retirement plans or 529 plans that already offer or were committed by May 1, 2005, to offer BARON GROWTH FUND

o    employees of the Adviser and their family members

o    investment advisory clients of the Adviser's affiliates

o    Trustees of the Fund and their family members

BARON SMALL CAP FUND closed to new investors on April 22, 2005, to preserve the Adviser's ability to effectively manage the Fund. If you are already a shareholder of BARON SMALL CAP FUND, you may continue to add to your investment in that Fund. In addition, the Fund will remain open to the following investors:

o    financial advisers with existing clients in BARON SMALL CAP FUND


                                                                PROSPECTUS o 19

o    clients of retirement plan providers or 529 plan providers

o    employees of the Adviser and their family members

o    investment advisory clients of the Adviser's affiliates

o    Trustees of the Fund and their family members

THE FUNDS WILL BE CLOSED UNTIL FURTHER NOTICE. THESE CLOSINGS DO NOT AFFECT OTHER BARON FUNDS. If you have any questions about whether you are able to purchase shares of BARON GROWTH FUND or BARON SMALL CAP FUND, please call 1-800-99-BARON or e-mail us at info@BaronFunds.com.

ANTI-MONEY LAUNDERING REGULATIONS As part of the Funds' legal responsibility to fight the funding of terrorism and money laundering activities, the Funds require a detailed verification of the identity of a shareholder, and individuals with authority or control over accounts opened by entities such as corporations, partnerships or trusts. When you open an account the Funds will request such information as is necessary to verify your identity as a shareholder, as well as the identities of any individuals with authority or control over accounts being opened by entities. THE INFORMATION REQUESTED INCLUDES NAME, ADDRESS, DATE OF BIRTH, AND U.S. TAXPAYER IDENTIFICATION NUMBER. Please make sure to provide all this required information. Incomplete information will delay your investment. The Funds will not process your investment until all required information has been provided. You will receive the NAV of the Fund(s) in which you are investing on the date that all required information has been provided to the Funds' transfer agent. United Missouri Bank of Kansas City, N.A. will hold your investment check until all required information has been received. Investment funds received by bank wire will also be held by United Missouri Bank of Kansas City, N.A. If the application is not complete, the Funds' representatives will attempt to collect any missing information by contacting you directly. If you purchase the Baron Funds through a broker/dealer or other financial institution, we will attempt to get the missing information from or through such entity.

If the application is complete, the Funds will process the investment and will take steps to verify your identity. The Funds may request additional information or documents, if needed, to verify an identity. If the Funds cannot verify your information, the account will be closed and you will receive proceeds based on the next calculated NAV of the Fund(s) in which you invested. If the Funds deem it necessary, and upon written notice to you, the payment of redemption proceeds to you may be suspended to comply with the anti-money laundering regulations applicable to the Funds. The Funds will share the identity of its shareholders with federal regulators if required to do so by law and may report a failure to verify a shareholder's identity with federal authorities in accordance with applicable law.

You may invest or add to your account using any of the following methods:

BY MAIL

TO OPEN A NEW ACCOUNT send your signed application form by regular mail with your check payable to BARON FUNDS(R) to:

            Baron Funds(R)
            P.O. Box 219946
            Kansas City, MO 64121-9946




20 o PROSPECTUS
or by overnight mail to:

            Baron Funds(R)
            430 West 7th Street
            Kansas City, MO 64105-1514

PLEASE MAKE SURE YOU INDICATE HOW MUCH MONEY YOU WANT INVESTED IN EACH FUND. BARON GROWTH FUND AND BARON SMALL CAP FUND are currently closed to new investors. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards, money orders, travelers checks, bearer securities and cash will not be accepted. For IRA accounts, please specify the year for which the contribution is made. If no year is specified it will be applied as a current year contribution.

WHEN ADDING TO YOUR ACCOUNT complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, write a note with the account number, indicating in which Baron Fund the investment should go, along with your additional investment check. Send it to either the regular or overnight address.

BY WIRE

You can make your initial or additional investments in the Funds by wire. To do so: (1) contact the Funds' transfer agent, DST Systems, Inc., at 1-800-442- 3814 to obtain an account number. (2) Complete and sign the application form and mail it to Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946. (3) Instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4. (4) Be sure to specify the following information in the wire: (a) Fund you are buying, (b) your account number, (c) your name, and (d) your wire number. The Fund is not responsible for delays in the wiring process.

BY TELEPHONE

Once your account is open and if you have banking instructions on your account, you may add to your investment or exchange among the Baron Funds(R) by telephone, unless you specifically declined either of these options on your account application, by speaking with a live representative or by our automated voice recognition system "BaronTel." Call 1-800-442-3814 to invest or exchange by telephone. Please see page 25 for additional information on exchanges. By choosing this option to make a purchase, you authorize Baron Funds to draw on your bank account. Please note that for an exchange, your accounts must be identically registered. If you need to add this option to your account, call 1-800-442-3814 for the forms.

BY INTERNET

You may open a new account through the Baron Funds(R) website by going to www.BaronFunds.com/openaccount. For important information about Internet purchases, see "Special Information about Baron Funds Website" on page 25 of this prospectus. You may add to an existing account through the Baron Funds(R) website by going to www.BaronFunds.com/myaccount. You must have ACH/Banking instructions on your account in order to make online purchases.



                                                                PROSPECTUS o 21

BARON INVESTPLAN

Baron InvestPlan is an automatic investment plan offered by the Funds. The minimum initial investment is $500 with monthly investments of as little as $50 automatically invested from your checking account. To enroll in the Baron InvestPlan, complete the Enrollment Form (available by calling 1-800-99- BARON), attach a voided check and mail with your application, either to Baron Funds(R), P.O. Box 219946, Kansas City, MO 64121- 9946 or to the overnight address, Baron Funds(R), 430 West 7th Street, Kansas City, MO 64105-1514.

If your account has already been established without banking instructions and you wish to enroll in Baron InvestPlan, please send a "medallion signature guaranteed" letter of instruction with a voided check attached, to either the regular or overnight address. You can obtain a medallion signature guarantee from most securities firms or banks, but not from a notary public.

THROUGH BROKER-DEALERS

You may purchase shares of the Funds through a broker-dealer or other financial institution that may charge a transaction fee. If you purchase the shares directly from the Funds, no transaction fee is charged. The Funds also participate in no transaction fee programs with many national brokerage firms.

POLICY REGARDING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Funds discourage any person who is not a long-term investor from investing in any of the Funds. The Board of Trustees of the Funds has adopted policies and procedures to minimize frequent purchases and redemptions of Fund shares by shareholders. The Funds believe that frequent trading (which may include market timing, short term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Funds. All of the Funds make investments for the long term, and have had relatively low turnover of the portfolios. See page 3 of this prospectus for more information about this long-term approach.

The Adviser believes that frequent trading of Fund shares causes risks to the Funds and their shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Funds. It may disrupt the Adviser's ability to manage the Funds in accordance with their objectives. This disadvantages other shareholders of the Funds and adds to Fund costs, as the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be particularly severe for the smaller sized funds such as BARON IOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND, because the frequent activity would have greater impact on each remaining longer-term shareholder. The risk to long-term shareholders of BARON SMALL CAP, BARON ASSET FUND and BARON GROWTH FUND are pronounced because these funds invest in smaller capitalization companies that have potentially less liquidity, therefore incurring greater trading-related transaction costs.

If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from investing in the Funds. THE FUNDS PRESUME THAT A PERSON WHO TRADES IN AND THEN OUT OF A FUND WITHIN SIX MONTHS OR LESS IS NOT A LONG-TERM INVESTOR, although the Funds will consider evidence that rebuts that

22 o PROSPECTUS
presumption including, in each Fund's sole discretion, the existence of extenuating circumstances such as medical emergencies or other hardships. The Adviser will examine information that is reasonably available to it at the time including information supplied by third parties (and a person's investment history, to the extent known, in other mututal funds or investment vehicles (including vehicles managed by the Adviser or its affiliates) and if it is able to identify a person whom the Adviser deems is not a long term investor it will attempt to (i) bar the person from returning to the Fund or (ii) reject the investment from the outset. Although the Adviser may not be able to identify all persons who engage in frequent trading, it will make attempts to minimize frequent trading activity in the Funds. BARON iOPPORTUNITY FUND imposes a 1% short term trading fee (see page 24) to discourage frequent trading. The Funds will not allow exchanges for an investor the Adviser reasonably believes is not a long-term investor.

Certain financial institutions and administrators which act as intermediaries for investors in the Funds may have systems that cannot accommodate the Funds' policy regarding frequent purchases and redemptions of Fund shares. In these limited instances, the Funds must rely on those intermediaries to enforce their own frequent trading policies. If the Adviser reasonably believes an intermediary is not enforcing its own policy, or the Funds' policy regarding frequent purchases and redemptions even though such intermediary has systems that can accommodate the Funds' policy, the Funds may prohibit the intermediary from investing on behalf of any of its clients.

The Funds' policies and procedures may be modified or terminated at any time. The Funds continue to reserve the right to reject any purchase or exchange request for any reason.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds by any of the methods described below. If you are selling shares in an IRA account please read the information in the IRA plan document. Redemptions will not be made until all of the requirements for redemption are met. Redemptions are priced at the next NAV calculated after your redemption request is received in proper form. If you have recently purchased shares your redemption request may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

BY MAIL

Write a letter that includes the following information: the name of the registered owner(s) of the account, the name of the Fund, the number of shares or dollar amount to be redeemed, and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the transfer agent at Baron Funds, P.O. Box 219946, Kansas City, MO 64121-9946.

A medallion signature guarantee is required for redemptions of more than $50,000 in any quarter. See the "Special Information About Redemptions" section on page
24. Within seven days after receipt of a redemption request by the transfer agent in proper form, the Fund will normally mail you the proceeds.


                                                                PROSPECTUS o 23

BY TELEPHONE

You are automatically granted the telephone redemption option when you open your account unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. There is no minimum amount that you may redeem by telephone from your account. The maximum amount that you may redeem by telephone in any quarter is $50,000 per Fund. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered, (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process), or (c) we will wire the proceeds to a pre-authorized bank account for a $10.00 fee which will be deducted from your redemption proceeds (usually a next banking day process).

The Funds have the right to refuse a telephone redemption if they believe it advisable to do so. You will be responsible for any fraudulent telephone order as long as the Funds and their transfer agent use reasonable procedures to confirm that telephone instructions are genuine.

BY BROKER-DEALER

You may redeem shares through broker-dealers or other institutions who may charge you a fee. The Funds may have special redemption procedures with certain broker-dealers.

SHORT-TERM TRADING FEE

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges and to offset the portfolio transaction costs and facilitate portfolio management.

The Fund will waive the fee for defined contribution plans. The Fund may waive the fee on redemptions if the Fund believes it is in the best interest of the Fund. Please check with your account representative before you purchase your shares to determine whether the fee waiver is applicable.

SPECIAL INFORMATION ABOUT REDEMPTIONS

If the amount to be redeemed in any quarter is greater than $50,000 per Fund, all of the signatures on a redemption request must be medallion signature guaranteed. IF YOU HAVE CHANGED YOUR ADDRESS WITHIN 30 DAYS OF A REDEMPTION
REQUEST, A MEDALLION SIGNATURE GUARANTEE IS REQUIRED FOR ANY AMOUNT OF REDEMPTION. A medallion signature guarantee helps protect you and the Funds from fraud. You can obtain a medallion signature guarantee from most securities firms or banks, but not from a notary public.

If you are redeeming $50,000 or less per quarter per Fund, and if proceeds are sent to the address of record (which has not been changed within 30 days), no medallion signature guarantee is required. For joint accounts, each signature must be medallion signature


24 o PROSPECTUS
guaranteed. Please call the transfer agent at 1- 800-442-3814 if you are unsure of any of the requirements. Please remember that the Funds will not redeem your shares until the original letter of instruction with the medallion signature guarantee in proper form has been received by the transfer agent.

The transfer agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the transfer agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including receipt of all required documentation by the transfer agent, have been satisfied.

A redemption or exchange of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of a Fund during any 90-day period, that Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of withdrawals, the Fund may ask you to increase your balance. If it is still below $2,000 after 60 days, the Fund may close your account and send you the proceeds.

The Funds may suspend the normal redemption process if trading on the New York Stock Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Funds' net assets or if the SEC permits such suspension.

HOW TO EXCHANGE SHARES

You may exchange all or a portion of your investment in one Baron Fund to another. Since BARON GROWTH FUND AND BARON SMALL CAP FUND are closed to new investors, YOU MAY NOT EXCHANGE INTO EITHER BARON GROWTH FUND OR BARON SMALL CAP FUND UNLESS YOU ARE AN EXISTING SHAREHOLDER. You may exchange shares by mail, telephone (speaking with a live representative or using our automated voice recognition system "BaronTel") or through the Baron Funds(R) website. You must not have opted out of the telephone option to do an exchange online. Please see "Special Information about the Baron Funds(R) Website" below. Any new account established through an exchange will have the same registration, the same privileges and will be subject to the same minimum investment requirements as your original account. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for federal income tax purposes, for which you may realize a taxable gain or loss. BARON iOPPORTUNITY FUND imposes a short term trading fee on redemptions and exchanges of shares held less than six months. The Funds reserve the right to cancel the exchange privilege of any investor who uses the exchange privilege excessively. The Funds may change or temporarily suspend the exchange privilege during unusual market conditions. See the Funds' "Policy Regarding Frequent Purchases and Redemptions of Fund Shares" on page 22.

OTHER FEES

The Funds charge a fee of $5 per year, with a maximum charge of $20, to provide historical information for an account. Please call the Funds' transfer agent at 1-800-442-3814 for additional information.




                                                                PROSPECTUS o 25

SPECIAL INFORMATION ABOUT THE BARON FUNDS WEBSITE

The Baron Funds(R) website, www.BaronFunds.com, allows you to check your Fund account balance and historical transactions and make purchases of Fund shares or exchange into other Baron Funds(R). You are automatically granted the online transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To conduct online transactions you must have telephone transaction privileges and bank instructions with respect to your account. Payment for the purchase of Fund shares through the website may be made only through a debit of your bank account at a domestic bank that is a member of the Federal Reserve System.

The Funds impose a limit of $25,000 per initial purchase transaction through the website. Subsequent purchase transactions may be for up to $250,000. The minimum initial investment is $2,000 per Fund. The minimum investment for subsequent purchases through the website is $10.

Redemptions cannot be processed via the website. However, shareholders have the option to redeem by telephone (maximums apply) or via mail.

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Funds' website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their Distributor and Transfer Agent have established certain security measures, they cannot assure that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Funds, the Adviser, their Distributor or their Transfer Agent are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

Neither the Funds, their Transfer Agent, Distributor or Adviser will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures governing the disclosure of each Fund's portfolio holdings. More detailed information about this policy can be found in the Funds' Statement of Additional Information.

QUARTERLY: The Funds post on the Funds' website, usually on the third business day after quarter end, the total net assets for each Fund. The Fund also posts on the website, usually 5 business days after the quarter end, the top ten long positions for each Fund. In addition, the Funds post on the website, usually on the 15th business day after quarter end, all long securities positions representing 1/2 of 1% or greater of each Fund's net assets and the cash position at the just-ended quarter end. All of this information will remain on the website until the next quarter end's information is posted.

MONTHLY: In addition, the Funds post on the Funds' website, usually the 10th business day after month end, each Fund's ten largest long positions, stated as a percentage of net assets. This information will remain on the website until the next month end's information is posted.



26 o PROSPECTUS

Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Funds' website.

The website address is www.BaronFunds.com. The link to Fund information is http://www.BaronFunds.com/ourfunds. Holdings information for each Fund can be accessed from this link.

The Funds may release the portfolio information to persons earlier than the dates stated above only if the Chief Operating Officer, Chief Financial Officer, General Counsel or Chief Compliance Officer of the Fund determines that the release of such information is in the best interest of the Funds' shareholders, that there is a legitimate business purpose, and the person agrees in writing to maintain the confidentiality of the information and not to misuse the information. More detailed information about these arrangements can be found in the Funds' Statement of Additional Information.

If the Funds inadvertently release the information prior to the dates stated above to any person, and there was no agreement as described, the Funds will promptly post the information to the website. A Fund may also release what the Funds' executive officers reasonably deem to be immaterial information prior to the above time table as the Fund deems appropriate.

No employee of the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the Funds' portfolio holdings. "Consideration" includes any agreement to maintain assets in the Funds' or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Funds' disclosure policies are reported to the Board.

DISTRIBUTIONS AND TAXES

Each Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the NAV next determined after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

You are subject to federal income tax on Fund distributions, unless your investment is in an IRA or other tax-advantaged account. The tax status of any distribution is the same regardless of how long you have invested in the Fund and whether you reinvest your distributions or take them in cash. Income and short-term capital gain distributions are taxed at the ordinary income rate. Long-term capital gains distributions are taxed generally as capital gains. The tax status of the annual distribution will be detailed in an annual tax statement from the Fund. Distributions declared by the Fund may also be subject to state and local taxes. You should consult with your own tax adviser regarding your personal tax situation.

If you do not provide the Fund with your valid social security or taxpayer identification number, you will be subject to backup withholding for taxes.




                                                                PROSPECTUS o 27

GENERAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT

The Bank of New York, One Wall Street, New York, NY 10286 is the custodian for the Baron Funds' cash and securities. DST Systems, Inc. serves as transfer agent and dividend disbursing agent for the shares. They are not responsible for investment decisions for the Baron Funds(R).

SHAREHOLDER INFORMATION

If you have questions about your account or transactions please contact the transfer agent, DST Systems, Inc., P.O. Box 219946, Kansas City, MO 64121- 9946, or by telephone to 1-800-442-3814.

If you have questions about general Fund information, please call the Baron Funds' office at 1-800-99-BARON or 212-583-2100.

As a Massachusetts business trust, annual shareholder meetings are not required. The Funds send quarterly reports to shareholders. Pending legal proceedings, if any, are disclosed in the Statement of Additional Information.

PRIVACY NOTICE

The Baron Funds collect nonpublic personal information about you from the following sources:

o    Information we receive from you on applications or other forms, and

o    Information about your transactions with us, our affiliates, or others.

o Information we receive from third parties, such as credit reporting agencies.

"Nonpublic personal information" is nonpublic information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address among affiliates for purposes of sending you information about products of ours that we believe may be of interest to you and inform you of our upcoming investors' conference.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you service, such as a transfer agent or mailing house. All such companies act on our behalf, are contractually obligated to keep the information that we provide to them confidential, and use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

This pledge is also available at all times on our website www.BaronFunds.com or by calling 1-800-99-BARON.


28 o PROSPECTUS

                                 [PHOTOGRAPHS]

FOR MORE INFORMATION
Investors who want more information about the Baron Funds(R) may obtain the following documents free upon request at the numbers or address below.

SHAREHOLDER REPORTS
Additional information about the Funds' investments is available in the Funds' quarterly reports to Shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Additional information is also contained in the Statement of Additional Information dated June 1, 2006. A current Statement of Additional Information is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference. You may obtain the Statement of Additional Information and the shareholder reports without charge by writing or calling the Funds.

TO OBTAIN INFORMATION

By telephone:           Call 1-800-99-BARON (1-800-992-2766)
By mail:                Write to:
                        BARON FUNDS(R)
                        767 Fifth Avenue
                        New York, NY 10153
By e-mail:              Send your request to:
                        info@BaronFunds.com
On the Internet:        Text-only versions of Baron Funds(R) documents can be
                        viewed online or downloaded from: http:// www.BaronFunds.com or from the EDGAR database on the SEC's Internet site at: http://www.sec.gov

OTHER

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Ticker Symbols:         BARON ASSET FUND                   BARAX
                        BARON GROWTH FUND                  BGRFX
                        BARON SMALL CAP FUND               BSCFX
                        BARON iOPPORTUNITY FUND            BIOPX
                        BARON FIFTH AVENUE GROWTH FUND     BFTHX

SEC file number: 811-5032

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or in the related Statement of Additional Information.







                               [REGISTERED LOGO]
                                   B A R O N
                                   F U N D S

                                BARON ASSET FUND
                                BARON GROWTH FUND
                              BARON SMALL CAP FUND
                             BARON iOPPORTUNITY FUND
                         BARON FIFTH AVENUE GROWTH FUND

                                767 Fifth Avenue
                            New York, New York 10153
                                 (800) 99-BARON
                                  212-583-2100
                            ------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                  June 1, 2006
                            ------------------------


        This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the Funds' Prospectuses, dated June 1, 2006, which may be obtained without charge by writing or calling the Funds at the address and telephone number above.


        The Funds' Propectuses are incorporated by reference into this SAI and the SAI has been incorporated by reference into the Funds' Prospectus. The Funds' audited financial statements are incorporated in to this SAI by reference to the Funds' 2005 Annual Reports. You may request a copy of the Annual Report at no charge by writing or calling the Firm at the address and number above.
                            ------------------------















     No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related Prospectus.

                                TABLE OF CONTENTS





                                                PAGE IN
                                               STATEMENT
                                                   OF
                                               ADDITIONAL             PAGE IN
                                              INFORMATION           PROSPECTUS




FUND HISTORY AND CLASSIFICATION.............        3
  Investment Goals, Strategies and Risks....        3-8               3-6,14-18

MANAGEMENT THE FUNDS........................       11                    16
  Portfolio Managers........................       11
  Board of Trustees and Officers............       13
  Code of Ethics............................       21
  Principal Holders of Shares...............       22
  Investment Adviser........................       22                    16
  Proxy Voting..............................       24

BROKERAGE...................................       24

DISTRIBUTOR.................................       26
  Distribution Plan.........................       26                    17

REDEMPTION AND PURCHASE OF SHARES...........       29                   19-26

NET ASSET VALUE.............................       29                    18

TAXES.......................................       30                    27

ORGANIZATION AND CAPITALIZATION.............       30

OTHER INFORMATION...........................       31               Back Cover
  Calculations of Performance Data..........       31

FUND HISTORY AND CLASSIFICATION
-------------------------------

EFFECTIVE OCTOBER 22, 2004, the name of BARON ASSET FUND (the "Trust") was changed to BARON INVESTMENT FUNDS TRUST. The Trust is an open-end, diversified management investment company originally organized and established under the laws of the Commonwealth of Massachusetts on February 19, 1987. The Trust is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There are five series currently available (individually a "Fund" and collectively the "Funds"):


                                                                                     DATE OF COMMENCEMENT OF
NAME OF SERIES                                 DATE OF FIRST PUBLIC OFFERING         INVESTMENT TRADING
--------------                                 -----------------------------         ------------------


BARON ASSET FUND                               June 11, 1987                         June 12, 1987

BARON GROWTH FUND (formerly named
Baron Growth & Income Fund)**                  December 31, 1994                     January 3, 1995

BARON SMALL CAP FUND                           September 30, 1997                    October 1, 1997

BARON iOPPORTUNITY FUND                        February 29, 2000                     March 1, 2000

BARON FIFTH AVENUE GROWTH FUND                 April 30, 2004                        May 1, 2004

-------
**     Currently closed to new investors.


INVESTMENT GOALS, STRATEGIES AND RISKS
--------------------------------------

BARON ASSET FUND'S investment objective is to seek capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects. BARON ASSET FUND invests primarily in small and medium sized companies with market capitalizations at the time of purchase of under $8 billion BARON GROWTH FUND's investment objective is to seek capital appreciation through long-term investments primarily in small growth companies. BARON GROWTH FUND invests primarily in the securities of smaller companies with market capitalizations of up to $2.5 billion. A small sized company is defined as having a market value of under $2.5 billion. Baron SMALL CAP FUND's investment objective is to seek capital appreciation through investments primarily in securities of small companies. BARON SMALL CAP FUND invests primarily in the securities of smaller companies with market capitalizations of up to $2.5 billion. The investment objective of BARON iOPPORTUNITY FUND is capital appreciation through investments in growth businesses that benefit from technology advances. BARON iOPPORTUNITY FUND invests in companies of all sizes with Internet and information technology related growth opportunities. BARON FIFTH AVENUE GROWTH FUND's investment objective is capital appreciation through investments primarily in the securities of larger growth companies with market capitalizations in excess of $5 billion.

In addition to the principal investment strategies of the Funds described in the Prospectus on pages 3 and 14, the Funds may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund's Board of Trustees. Shareholders would be notified of any material changes. Some of the strategies discussed below are mentioned in the Prospectus, but are explained in more detail here.

FOREIGN  SECURITIES     BARON ASSET FUND, BARON GROWTH FUND and BARON SMALL CAP
-------------------
FUND may invest up to 10% and BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may invest up to 25% of their respective total assets directly in the securities of foreign issuers which are not publicly traded in the U.S. and may also invest in foreign securities in domestic markets through depositary receipts or listed securities without regard to this limitation. These securities may involve additional risks not associated with securities of domestic companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are domestic issuers. The Funds may invest in securities commonly known as American Depository Receipts ("ADRs"), and in European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since (I) ADRs are U.S. dollar denominated investments which are easily transferable and for which market quotations are readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs     The Funds may invest in the equity  securities  of real estate
-----
investment trusts ("REITs"). A REIT is a corporation or business trust that invests in real estate and derives its income from rents from or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

LENDING       The Funds may lend their portfolio securities to institutions as a
-------
means of earning additional income. In lending their portfolio securities, the Funds may incur delays in recovery of loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Funds deem the other party to be of good standing and determines that the income justifies the risk. BARON ASSET FUND will not lend more than 10% of its total assets and Baron Growth Fund, Baron Small Cap Fund, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND will not lend more than 25% of their respective total assets.

MORTGAGE-BACKED  SECURITIES           The Funds may invest in  mortgage-backed
---------------------------
securities that are issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, the Funds may have unanticipated proceeds which it may then have to invest at a lower interest rate, and may be penalized by not having participated in a comparable security not subject to prepayment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

WHEN-ISSUED  SECURITIES             The Funds  may  invest  in debt and  equity
-----------------------
securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Funds do not anticipate investing more than 5% of their respective assets in such securities.

MEDIUM AND LOWER RATED  CORPORATE DEBT SECURITIES       All  of  the Funds  may
-------------------------------------------------
invest in debt securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be known as "junk bonds." The Funds do not anticipate investing more than 35% of their respective assets in such securities.

The Funds will rely on the Adviser's judgment, analysis and experience in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. Ratings by S&P and Moody's evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Funds' equity portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower rated corporate debt securities, achievement by the Funds of their respective investment objectives when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Funds purchased primarily higher rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in a Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

To the extent that there is no established market for some of the medium or low grade corporate debt securities in which the Funds may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for a Fund to sell securities for which no established market exists as compared with securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade corporate debt securities held in a Fund's portfolio, the responsibility of the Adviser to value that Fund's securities becomes more difficult and the Adviser's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data.

To the extent that a Fund purchases illiquid securities or securities which are restricted as to resale, that Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. A Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the Board of Trustees under applicable guidelines. The Funds may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

OTHER DEBT  SECURITIES      The Funds may invest in  zero-coupon,  step-coupon,
----------------------
and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value; pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accrued, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Funds purchase a participation interest they assume the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Funds may have very long maturities. The length of time remaining until maturity is one factor the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Funds may purchase loans from national and state chartered banks as well as foreign ones. The Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Funds may also invest in distressed first mortgage obligations and other debt secured by real property. The Funds do not currently anticipate investing more than 5% of their respective assets in trade and other claims.

The Funds may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause a fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

As a form of borrowing, the Funds may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back later at a mutually agreed upon price. To the extent a Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.


SHORT SALES
-----------

BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may sell securities short, either as a hedge against an anticipated decline in a stock price, to reduce portfolio volatility, or in connection with special situations or arbitrage activities. A Fund may also sell a security the Fund owns or a security equivalent in kind or amount to a security the Fund has a right to obtain (for example, a security convertible into the security sold short or a security the adviser believes will be deliverable upon the closing of a transaction). The Fund may also sell short securities when in the opinion of the Adviser the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. A Fund may sell a security that the Fund borrows and does not own. To sell short, the Fund must borrow the security to deliver it to the purchaser and later buy that security in the market to return it to the lender. The value of a security sold short could increase and the Fund would have to pay more for the security than it has received from the purchaser in the short sale. The Fund's risk of loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security, even in the case of a short that is fully covered by long positions. If the value of the securities increases, the Fund loses the opportunity to participate in the gain of the covered positions. A Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account.


OPTIONS TRANSACTIONS AND SWAPS
------------------------------

BARON ASSET FUND may write (sell) covered call options or purchase put options on equity and/or debt securities. BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Funds may also enter into equity swap transactions. All calls sold by the Funds must be "covered" (i.e., a Fund must own the underlying securities) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a Fund exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold and a put exposes the Fund to theoretically unlimited liability as the price of the security increases.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation, when exercised, to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller if exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Funds may engage in either style option. The Funds are authorized to engage in transactions with respect to exchange-listed options, over-the-counter options ("OTC options") and other derivative investments. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (I) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Funds expect generally to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Equity swap transactions are entered into with financial institutions through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Funds may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Funds may be required to post collateral for such transactions.

There is no central clearing or unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied. The Funds will engage in OTC option transactions and derivatives only with previously approved Counterparties. The staff of the SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to a fund's limitations on investments in illiquid securities unless the Fund has the legal right to terminate the option on not more than seven days notice and the counterparty has a high credit quality rating.


USE OF SEGREGATED  AND OTHER  SPECIAL ACCOUNTS
----------------------------------------------

Many hedging transactions, in addition to other requirements, require that a Fund segregate liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require that Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.


INVESTMENT RESTRICTIONS
-----------------------

The Funds have adopted investment restrictions, described below, which are fundamental policies of the Funds and may not be changed without the approval by a majority of the Funds' shares or, less, at least two-thirds of a quorum of a majority of the shares. Unless otherwise noted, all percentage restrictions are measured as of the time of the investment after giving effect to the transaction.

BARON ASSET FUND may not:

     1. Issue senior securities except in connection with any permitted borrowing where the Fund is deemed to have issued a senior security;
     2. Borrow money except from banks for temporary purposes in an amount not exceeding 5% of the Fund's net assets at the time the borrowing is made;
     3. Purchase securities on margin except for short-term credit necessary for the clearance of portfolio transactions;
     4. Make short sales of securities, maintain a short position, or write put options;
     5.   Purchase or sell commodities or commodity contracts;
     6. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly traded;
     7.   Invest in oil, gas or mineral-related programs or leases;
     8. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities;
     9. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations;
     10. Invest more than 10% of the value of the Fund's total assets in securities which are restricted or illiquid or in repurchase agreements maturing or terminable in more than seven days;
     11. Invest in securities of other open end investment companies (except in connection with a merger, consolidation or other reorganization and except for the purchase of shares of registered open-end money market mutual funds if double advisory fees are not assessed), invest more than 5% of the value of the Fund's total assets in more than 3% of the total outstanding voting securities of another investment company or more than 10% of the value of the Fund's total assets in securities issued by other investment companies;
     12. Participate on a joint, or a joint and several, basis in any securities trading account;
     13.  Underwrite securities of other issuers;
     14. Make loans to other persons, except up to 10% of the value of the Fund's total assets in loans of portfolio securities and except to the extent that the purchase of publicly traded debt securities and the entry into repurchase agreements in accordance with the Fund's investment objective and policies may be deemed to be loans;
     15. Mortgage, pledge or hypothecate any portfolio securities owned or held by the Fund, except as may be necessary in connection with permitted borrowing;
     16. Invest more than 5% of its total assets in warrants to purchase common stock;
     17. Purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund; or
     18. Purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value.

BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND may not:

     1. Issue senior securities or borrow money or utilize leverage in excess of 25% of its net assets (plus 5% for emergency or other short-term purposes) from banks from time to time.
     2. Except as described in the prospectus or SAI, engage in short-sales, purchase securities on margin or maintain a net short position.
     3. Purchase or sell commodities or commodity contracts except for hedging purposes and in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool.
     4. Purchase or sell oil and gas interests or real estate. Debt or equity securities issued by companies engaged in the oil, gas or real estate business are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.
     5. Invest more than 25% of the value of its total assets in any one industry, except investments in U.S. government securities.
     6. Purchase the securities of any one issuer other than the U.S. government or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% and 10% limitations.
     7.   Underwrite securities of other issuers.
     8. Make loans, except to the extent the purchase of debt obligations of any type (including repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges where such securities are traded.
     9. Participate on a joint, or a joint and several, basis in any securities trading account.
     10. Mortgage, pledge or hypothecate any of its assets, except as may be necessary in connection with options, loans of portfolio securities, or other permitted borrowings.
     11.  Purchase  securities  of any  issuer  with a record of less than three
          years'   continuous   operations,
          including predecessors, except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if such purchase would cause the investments of the Fund in all such issuers to exceed 5% of the value of the total assets of the Fund.
     12. Invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

As a non-fundamental policy, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND will not:

     1. Purchase more than 3% of the outstanding voting securities of another registered investment company except in connection with a merger, consolidation or other reorganization or as otherwise permitted by the 1940 Act.

BARON FIFTH AVENUE GROWTH FUND may not:

     1. Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes and in an unlimited amount for certain redemptions).
     2. Purchase or sell commodities or commodity contracts in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be required to register as a commodity pool.
     3.   Purchase  or  sell  oil  and  gas  interests  or  real  estate.   Debt
          obligations or equity securities issued by companies engaged in the oil, gas or real estate business or secured by oil and gas or real estate are not considered oil or gas interests or real estate for purposes of this restriction.
     4. Underwrite securities of other issuers except insofar as the Fund is the seller of such securities.
     5. Make loans, except to the extent the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the Securities and Exchange Commission.
     6. Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities, or other permitted transactions.
     7. Invest 25% or more of the value of its total assets in any particular industry.

As a non-fundamental policy, BARON FIFTH AVENUE GROWTH FUND will not invest more than 15% of its assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

The Securities and Exchange Commission currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.


TURNOVER RATE
-------------

The adviser expects that the average annual turnover rate of the portfolios of BARON ASSET FUND, BARON GROWTH FUND and BARON FIFTH AVENUE GROWTH FUND should not exceed 50% and of BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Funds for the past two years ended September 30 are:

     FUND                               2005      2004
     ----                               ----      ----

     BARON ASSET FUND                   12%       20%
     BARON GROWTH FUND                  16%       27%
     BARON SMALL CAP FUND               25%       33%
     BARON iOPPORTUNITY FUND            84%       86%
     BARON FIFTH AVENUE GROWTH FUND     47%        8%**
---------
** For the Period April 30, 2004 (Commencement of Operations) to September 30, 2004, not annualized.


DISCLOSURE POLICY
-----------------

Information regarding the Funds' policies regarding the disclosure of portfolio information is contained in the prospectus. Disclosures are made on the Funds' web site, www.BaronFunds.com. The Funds' disclosure policy is designed to address the interests of shareholders of the Funds, which, the Board feels, minimizes any potential conflicts. The Funds' Chief Compliance Officer reports to the Board every quarter on these, and other matters.

The Funds disclose portfolio holdings in connection with the day-to-day operations and management of the Funds, including to the Funds' custodian (daily) and auditors (annually). Portfolio holdings may also be disclosed to other service providers to the Funds, including pricing services (daily), portfolio management and trading systems (daily), and proxy voting systems (quarterly). In these situations, the Funds, the Adviser or the Distributor have entered into agreements with the service providers whereby they agree to keep the information confidential, and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for each Fund through brokers and dealers or other trading platforms, the Funds disclose certain information about one or more of the securities positions they own. The Funds do not have separate non-disclosure agreements with each of these trading entities, but the Funds would immediately cease doing business with any entity the Adviser believes is misusing the information.



MANAGEMENT OF THE FUNDS
-----------------------

PORTFOLIO MANAGERS
------------------

     BARON ASSET FUND                  Ronald Baron
                                       Andrew Peck

     BARON GROWTH FUND                 Ronald Baron

     BARON SMALL CAP FUND              Clifford Greenberg

     BARON iOPPORTUNITY FUND           Mitchell Rubin

     BARON FIFTH AVENUE GROWTH FUND    Mitchell Rubin

OTHER ACCOUNTS MANAGED
----------------------

As of May 1, 2006:

                                                                               NUMBER OF                 TOTAL
                                                                              ADDITIONAL                ASSETS
       PORTFOLIO MANAGER                    TYPE OF ACCOUNT                    ACCOUNTS                (millions)
-------------------------------------------------------------------------------------------------------------------------
Ronald Baron                     Registered Investment Companies                   7                   $2,772

                                 Other pooled investment vehicles                  5(1)                $  175

                                 Other Accounts                                   56                   $  555
-------------------------------------------------------------------------------------------------------------------------
Andrew Peck                      Registered Investment Companies                   1                   $    9

                                 Other pooled investment vehicles                  1                   $  146
-------------------------------------------------------------------------------------------------------------------------
Clifford Greenberg               Registered Investment Companies                   0                   $    0
-------------------------------------------------------------------------------------------------------------------------
Michael Lippert                  Registered Investment Companies                   2                   $   59
-------------------------------------------------------------------------------------------------------------------------
Randall Haase                    Registered Investment Companies                   0                   $    0

                                 Other pooled investment vehicles                  1                   $    5
-------------------------------------------------------------------------------------------------------------------------

(1) For 2 of the accounts with total assets of $74 million, the advisory fee is based on performance, although one account ($59 million) is a fund of funds.


POTENTIAL CONFLICTS OF INTEREST
-------------------------------

Conflicts of interest could arise in connection with managing a Fund along with other Funds and other clients of the Adviser and clients of the Adviser's affiliated investment advisers. Because of market conditions, client investment guidelines and the consideration of such factors as current holidays, cash availability, and diversification considerations, not all investment opportunities will be available to all Funds and clients at all times. The Adviser has allocation policies designed to ensure that no Fund or client is systematically given preferential treatment over time. The Funds' Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board of the Funds annually. Because an investment opportunity may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Funds and clients managed by the Adviser and its affiliates.

To the extent that a Fund's portfolio manager has responsibilities for managing other client accounts, the portfolio manager divides his time and attention among relevant accounts.

A conflict could arise when a portfolio manager has an investment in one Fund as opposed to another or has a larger investment in one Fund than in others he manages. The Adviser could also receive a performance-based fee with respect to certain accounts.

The Adviser believes that it has policies and procedures in place that address the Fund's potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocation of orders for execution to broker-dealers), disclosure of confidential information and employee trading.


COMPENSATION
------------

Mr. Baron's compensation is fixed, based on a three year contract that expired February 28, 2006. A new multi-year contract on the same general terms is being negotiated and the prior contract has been extended in the interim. His compensation includes a fixed base salary and a bonus that is roughly equivalent to 40% of his base salary. The terms of his contract are based on Mr. Baron's role as the Firm's founder, chief executive officer, chief investment officer, and his position as portfolio manager for the majority of the Firm's assets under management. Consideration is given to Mr. Baron's reputation, the long-term performance records of the funds under his management, and the profitability of the Firm. In addition to his cash compensation, Mr. Baron benefits from a line of credit that is guaranteed by Baron Capital.

The compensation for Messrs. Greenberg, Peck, Lippert, and Haase include a base salary and an annual bonus. Their bonuses are subjectively determined by the Firm's chief executive officer. It is based on the assessment of Messrs. Greenberg's, Peck's, Lippert's and Haase's individual long-term investment performance, their respective overall contribution to the Firm, and the Firm's profitability. In addition Messrs. Greenberg and Peck own equity in Baron Capital Group and are eligible for special bonuses based on the Firm achieving its long-term growth and profitability objectives.


OWNERSHIP OF PORTFOLIO MANAGER
------------------------------

As of May 1, 2006, the Portfolio Manager ownership of Fund Shares was:

                                                                                           DOLLAR RANGE OF
           PORTFOLIO MANAGER                             FUND                             FUND SHARES OWNED
----------------------------------------------------------------------------------------------------------------------
Ronald Baron                            Baron Asset Fund                                   Over $1,000,000
                                        Baron Growth Fund                                  Over $1,000,000
                                        Baron Small Cap Fund                               Over $1,000,000
                                        Baron iOpportunity Fund                            Over $1,000,000
                                        Baron Fifth Avenue Growth Fund                     Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
Andrew Peck                             Baron Asset Fund                                   $100,001-$500,000
                                        Baron Small Cap Fund                               $100,001-$500,000
                                        Baron iOpportunity Fund                               $1-$10,000
                                        Baron Fifth Avenue Growth Fund                      $50,001-$100,000
----------------------------------------------------------------------------------------------------------------------
Clifford Greenberg                      Baron Small Cap Fund                                Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
Michael Lippert                         Baron Asset Fund                                          $0
                                        Baron Growth Fund                                     $1-$10,000
                                        Baron Small Cap Fund                              $50,001-$100,000
                                        Baron iOpportunity Fund                          $100,001-$500,000
                                        Baron Fifth Avenue Growth Fund                    $10,001-$50,000
----------------------------------------------------------------------------------------------------------------------
Randall Haase                           Baron Fifth Avenue Growth Fund                            $0
----------------------------------------------------------------------------------------------------------------------


BOARD OF TRUSTEES AND OFFICERS
------------------------------

The Board of Trustees oversees the management of the Funds. The following table lists the Trustees and executive officers of the Funds, their date of birth, current positions held with the Funds, length of time served, principal occupations during the past five years and other Trusteeships/Directorships held outside the Fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Baron Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Funds are referred to as "Interested Trustees." All Trustees listed below, whether Interested or Disinterested, serve as trustee for all five portfolios.


                                                                                                              OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF     PRINIPAL OCCUPATION(S)                      TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED   DURING THE PAST FIVE YEARS                  HELD BY THE TRUSTEE
-------------                --------------         -----------   --------------------------                  ---------------------
INTERESTED TRUSTEES:

Ronald Baron *+              President, Chief       18 years      Chairman, CEO, and Director, Baron          None outside the
767 Fifth Avenue             Executive Officer,                   Capital, Inc. (1982-Present), Baron         Baron Funds Complex.
New York, NY 10153           Chief Investment                     Capital Management, Inc. (1983-Present),
DOB: May 23, 1943            Officer, Trustee and                 Baron Capital Group, Inc. (1984-Present),
                             Portfolio Manager                    BAMCO, Inc. (1987-Present); Portfolio
                                                                  Manager, Baron Asset Fund (1987-Present),
                                                                  Baron Growth Fund (1995-Present);
                                                                  President (2004-Present), Chairman (1999-
                                                                  2004), CIO and Trustee (1987-Present),
                                                                  Baron Investment Funds Trust; President
                                                                  (2004-Present), Chairman (1997-2004), CIO
                                                                  and Trustee (1997-Present), Baron Capital
                                                                  Funds Trust; President (2004-Present),
                                                                  Chairman (2003-2004), CIO and Trustee
                                                                  (2003-Present), Baron Select Funds.

Linda S. Martinson*+         Chief Operating        18 years      Chief Operating Officer (05/06-Present),    None outside the
767 Fifth Avenue             Officer, Vice                        General Counsel, Vice President and         Baron Funds Complex.
New York, NY 10153           President, Secretary,                Secretary, Baron Capital, Inc. (1983-
DOB: February 23, 1955       General Counsel and                  Present, BAMCO, Inc. (1987-Present),
                             Trustee                              Baron Capital Group, Inc. (1984-Present),
                                                                  Baron Capital Management, Inc. (1983-
                                                                  Present); Vice President, Secretary,
                                                                  General Counsel and Trustee, Baron
                                                                  Investment Funds Trust (1987-Present);
                                                                  Vice President, Secretary, General Counsel
                                                                  and Trustee, Baron Capital Funds Trust
                                                                  (1997-Present); Vice President, General
                                                                  Counsel, Secretary and Trustee, Baron
                                                                  Select Funds (2003-Present).


                                      -14-


                                                                                                              OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF     PRINIPAL OCCUPATION(S)                      TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED   DURING THE PAST FIVE YEARS                  HELD BY THE TRUSTEE
-------------                --------------         -----------   --------------------------                  ---------------------
DISINTERESTED TRUSTEES:

Norman S. Edelcup#^**        Trustee                18 years      Director (2001-2006) and Senior             Director, Valhi, Inc.
City of Sunny Isles Beach                                         Vice President (2001-2004), Florida         (1975- Present)
18070 Collins Avenue                                              Savings Bank; Mayor (October 2003-          (diversified company)
Sunny Isles Beach, FL 33160                                       Present), Commissioner, Sunny Isles
DOB: May 8, 1935                                                  Beach, Florida (2001-2003); Senior
                                                                  Vice President, Item Processing of
                                                                  America (1999-2000) (a subsidiary
                                                                  of The Intercept Group); Chairman,
                                                                  Item Processing of America (1989-
                                                                  1999) (a financial institution
                                                                  service bureau); Director, Valhi,
                                                                  Inc. (1975-Present) (diversified
                                                                  company); Director, Artistic
                                                                  Greetings, Inc. (1985-1998);
                                                                  Trustee (1987-Present), Baron
                                                                  Investment Funds Trust; Trustee
                                                                  (1997-Present), Baron Capital Funds
                                                                  Trust; Trustee (2003-Present) Baron
                                                                  Select Funds.

David I. Fuente^**           Trustee                1 year        Director (1987-Present), Chairman           Director, Office
701 Tern Point Circle                               (Elected      (1987-2001) and CEO (1987-2000)             Depot (1987-Present);
Boca Raton, FL 33431                                10/04)        Office Depot; Director, Ryder               Director, Ryder
DOB: September 10, 1945                                           Systems, Inc. (1998-Present);               Systems, Inc. (1998-
                                                                  Director, Dick's Sporting Goods,            Present); Director,
                                                                  Inc. (1993-Present); Trustee, Baron         Dick's Sporting
                                                                  Baron Investment Funds Trust (2004-         Goods, Inc. (1993-
                                                                  Present); Trustee, Baron Capital            Present).
                                                                  Funds Trust (2004-Present); and
                                                                  Trustee, Baron Select Funds (2004-
                                                                  Present).

                                      -15-


                                                                                                              OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF     PRINIPAL OCCUPATION(S)                      TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED   DURING THE PAST FIVE YEARS                  HELD BY THE TRUSTEE
-------------                --------------         -----------   --------------------------                  ---------------------
Charles N. Mathewson^**      Chairman and Trustee   18 years;     Chairman Emeritus (October 2003-            None outside the
9295 Prototype Road                                 Elected as    Present), Chairman, International           Baron Funds Complex.
Reno, NV 89521                                      Chairman      Game Technology, Inc. (1986-2003)
DOB: June 12, 1928                                  08/04         (manufacturer of microprocessor-
                                                                  controlled gaming machines and
                                                                  monitoring systems); Chairman,
                                                                  American Gaming Association (1994-
                                                                  2002); Chairman (2004-Present),
                                                                  Trustee (1987-Present), Baron
                                                                  Investment Funds Trust; Chairman
                                                                  (2004-Present), Trustee (1997-
                                                                  Present) Baron Capital Funds Trust;
                                                                  Chairman (2004-Present) Trustee
                                                                  (2003-Present) Baron Select Funds.

Harold W. Milner^**          Trustee                18 years      Retired; President and CEO, Kahler          None outside the
2293 Morningstar Drive                                            Realty Corporation (1985-1997)              Baron Funds Complex.
Park City, UT 84060                                               (hotel ownership and management);
DOB: November 11, 1934                                            Trustee, Baron Investment Funds
                                                                  Trust (1987-Present); Trustee
                                                                  Baron Capital Funds Trust (1997-
                                                                  Present); Trustee, Baron Select
                                                                  Funds (2003-Present).

Raymond Noveck+#^**          Trustee                18 years      Private Investor (1999-Present);            None outside the
31 Karen Road                                                     President, The Medical Information          Baron Funds complex.
Waban, MA 02168                                                   Line, Inc. (1997-1998) (health care
DOB: May 4, 1943                                                  information); President, Strategic
                                                                  Systems, Inc. (1990-1997) (health
                                                                  care information); Director,
                                                                  Horizon/CMS Healthcare Corporation
                                                                  (1987-1997); Trustee, Baron Investment
                                                                  Funds Trust(1987-Present); Trustee,
                                                                  Baron Capital Funds Trust(1997- Present);
                                                                  Trustee, Baron Select Funds (2003-Present).


                                      -16-


                                                                                                              OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF     PRINIPAL OCCUPATION(S)                      TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED   DURING THE PAST FIVE YEARS                  HELD BY THE TRUSTEE
-------------                --------------         -----------   --------------------------                  ---------------------
David A. Silverman, MD^**    Trustee                18 years      Physician and Faculty, New York             Director, New York
146 Central Park West                                             University School of Medicine               Blood Center (1999-
New York, NY 10024                                                (1976-Present); Trustee, Baron              Present).
DOB: March 14, 1950                                               Investment Funds Trust (1987-
                                                                  Present); Trustee, Baron Capital
                                                                  Funds Trust(1997-Present);
                                                                  Trustee, Baron Select Funds (2003-
                                                                  Present).

Alex Yemenidjian^**          Trustee                Appointed     Trustee, Baron Investment Funds Trust       Director, Guess? Inc.
1925 Century Park East                              01/06         (2006-Present); Chairman and CEO,           (2005-Present);
Suite 1975                                                        Armenco Holdings, LLC (2005-Present)        Director, Regal
                                                                  (investment company); Director, Guess?,     Entertainment Group
                                                                  Inc. (2005-Present)(retail); Director,      (2005-Present); The
                                                                  Regal Entertainment Group (2005-            Lincy Foundation
                                                                  Present)(entertainment company),            (1989-Present); The
                                                                  The Lincy Foundation (1989-                 United Armenian Fund
                                                                  Present), The United Armenian Fund          (1989-Present); USC
                                                                  (1989-Present), USC Marshall                Marshall School of
                                                                  School of Business Board of Leaders         Business Board of
                                                                  (2005-Present); Co-chair of Imagine         Leaders (2005-
                                                                  the Arts Campaign, California State         Present); Co-chair of
                                                                  University-Northridge (2005-Present);       Imagine the Arts
                                                                  Chairman and CEO, Metro-Goldwyn-Mayer, Inc. Campaign, California
                                                                  (1999-2005); Director and member of         State University-
                                                                  Executive Committee, MGM MIRAGE, Inc.       Northridge (2005-
                                                                  (1989-2005); President and COO, MGM         Present).
                                                                  Grand, Inc. (now MGM MIRAGE, Inc.)
                                                                  (1989-1999); Managing Partner,
                                                                  Parks, Palmer, Turner &
                                                                  Yemenidjian (1984-1989)(certified
                                                                  public accounting firm).



                                      -17-


                                                                                                              OTHER
NAME, ADDRESS &              POSITION(S) HELD       LENGTH OF     PRINIPAL OCCUPATION(S)                      TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                WITH THE FUNDS         TIME SERVED   DURING THE PAST FIVE YEARS                  HELD BY THE TRUSTEE
-------------                --------------         -----------   --------------------------                  ---------------------

ADDITIONAL OFFICERS
OF THE FUNDS:

Clifford Greenberg           Senior Vice President  9 years       Senior Vice President, Baron Capital, Inc., None.
767 Fifth Avenue             and Portfolio Manager                Baron Capital Group, Inc., and BAMCO, Inc.,
New York, NY 10153                                                (2003-Present); Vice President, Baron
DOB: April 30, 1959                                               Capital, Inc., Baron Capital Group, Inc.,
                                                                  and BAMCO, Inc. (1997-2003); Director,
                                                                  Baron Capital, Inc. and Baron Capital Group,
                                                                  Inc. (2000-Present); Director, BAMCO, Inc.
                                                                  and Baron Capital Management, Inc. (2003-
                                                                  Present); Portfolio Manager, Baron Small Cap
                                                                  Fund (1997-Present); General Partner, HPB
                                                                  Associates, LP (1984-1996) (investment
                                                                  partnership).

Andrew Peck                  Vice President and     3 years       Vice President and Co-Portfolio Manager,    None.
767 Fifth Avenue             Co-Portfolio Manager                 Baron Asset Fund (2003-Present), Analyst,
New York, NY 10153                                                Baron Capital, Inc. (1998-Present).
DOB: March 25, 1969

Susan Robbins                Vice President         18 years      Senior Analyst, Vice President and          None.
767 Fifth Avenue                                                  Director, Baron Capital, Inc. (1982-
New York, NY 10153                                                Present), Baron Capital Management, Inc.
DOB: October 19, 1954                                             (1984-Present).

Peggy C. Wong                Treasurer and Chief    18 years      Treasurer and Chief Financial Officer,      None.
767 Fifth Avenue             Financial Officer                    Baron Capital, Inc., Baron Capital Group,
New York, NY 10153                                                Inc., BAMCO, Inc. and Baron Capital
DOB: April 30, 1961                                               Management, Inc. (1987-Present).
-----------------------------------------------------------------------------------------------------------------------------------

* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their employment with the Funds' Adviser and Distributor.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
#    Members of the Audit Committee.
^    Members of the Nominating Committee.
**   Members of the Independent Committee.

The Trustees of the Funds are responsible for the overall supervision of the operation of the Portfolios and the Funds and perform various duties imposed on trustees of investment companies by the 1940 Act and under the Funds' Declaration of Trust and By-laws. Each Trustee listed above also serves as a Trustee of Baron Capital Funds Trust and Baron Select Funds, registered investment companies.

The Funds pay each Trustee who is not an interested person of the Fund or the Adviser (each a "Disinterested" Trustee) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Trustees. Specifically, each Disinterested Trustee receives a base annual compensation of $16,750, with the Chairman receiving an additional $3,350 for this office. An additional $3,350 each paid to each Disinterested Trustee for attendance in person at the quarterly Trustee Meetings; $838 is paid per quarterly meeting, if the Trustee attends by telephone. The Interested Trustees and Officers receive no direct remuneration in such capacity from the Funds. The Board of Trustees has established four committees, i.e., Audit, Executive Committee, Nominating and Independent.

There are two members of the Audit Committee. The Audit Committee recommends to the full Board the engagement or discharge of the Funds' independent accountants; directs investigations into matters within the scope of the independent accountants' duties; reviews with the independent accountants the result of the audit; and reviews the independence of the independent accountants. Each member of the Audit Committee receives an aggregate of $3,350 in annual compensation for serving on the Audit Committee. The Audit Committee met three times during the fiscal year ended September 30, 2005.

There are two members of the Executive Committee which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session. Members of the Executive Committee serve on the committee without compensation. There were two meetings of the Executive Committee during the fiscal year ended September 30, 2005.

There are seven members of the Nominating Committee. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders' meeting. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating Committee serve without compensation. There were no meetings of the Nominating Committee during the fiscal year ended September 30, 2005.

There are seven members of the Independent Committee, all of whom serve on the committee without compensation. The committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Disinterested Trustees of the Funds. This committee met four times during the fiscal year ended September 30, 2005.


TRUSTEE OWNERSHIP OF FUND SHARES
--------------------------------

The following table shows the dollar range of shares beneficially owned by each Trustee as of December 31, 2005:

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE DOLLAR
                                                                      RANGE OF EQUITY
                                                                      SECURITIES IN ALL
                                                                      REGISTERED INVESTMENT
                                                                      COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY                  TRUSTEE IN FAMILY OF
NAME OF TRUSTEE               SECURITIES IN THE FUNDS                 INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED:

Ronald Baron                 >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------

                                      -19-


-----------------------------------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE DOLLAR
                                                                      RANGE OF EQUITY
                                                                      SECURITIES IN ALL
                                                                      REGISTERED INVESTMENT
                                                                      COMPANIES OVERSEEN BY
                              DOLLAR RANGE OF EQUITY                  TRUSTEE IN FAMILY OF
NAME OF TRUSTEE               SECURITIES IN THE FUNDS                 INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------------
Linda S. Martinson           >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Morty Schaja*                >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED:

Steve Dodge**                 $0                                       $0
-----------------------------------------------------------------------------------------------------------------------------------
Norman Edelcup               >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
David Fuente                 >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Charles Mathewson            >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Harold Milner                >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
Raymond Noveck               >$100,000                                >$100,000
-----------------------------------------------------------------------------------------------------------------------------------
David Silverman, MD          $10,001-$50,000                           $10,001-$50,000
-----------------------------------------------------------------------------------------------------------------------------------
Alex Yemenidjian^            $0                                        $0
-----------------------------------------------------------------------------------------------------------------------------------

*   As of March 3, 2006, Morty Schaja is no longer a trustee.
**  As of March 3, 2006, Steve Dodge is no longer a trustee.
^   Mr. Yemenidjian was not appointed to the Board until January 2006.

The Disinterested Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling; controlled by or under common control with the Adviser or Distributor.


TRUSTEE COMPENSATION TABLE
--------------------------

The Trustees of the Funds received the following compensation from the Funds for the fiscal year ended September 30, 2005:

=======================================================================================================================
                                                  PENSION OR                                         TOTAL COMPENSATION
                            AGGREGATE             RETIREMENT BENEFITS       ESTIMATED ANNUAL         FROM FUND AND
                            COMPENSATION          ACCRUED AS PART OF        BENEFITS UPON            FUND COMPLEX PAID
NAME                        FROM THE FUNDS        FUNDS EXPENSES            RETIREMENT               TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
INTERESTED:

Ronald Baron                    $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Linda S. Martinson              $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------
Morty Schaja*                   $0                     N/A                     N/A                      $0
-----------------------------------------------------------------------------------------------------------------------

                                      -20-


=======================================================================================================================
                                                  PENSION OR                                         TOTAL COMPENSATION
                            AGGREGATE             RETIREMENT BENEFITS       ESTIMATED ANNUAL         FROM FUND AND
                            COMPENSATION          ACCRUED AS PART OF        BENEFITS UPON            FUND COMPLEX PAID
NAME                        FROM THE FUNDS        FUNDS EXPENSES            RETIREMENT               TO TRUSTEES
-----------------------------------------------------------------------------------------------------------------------
DISINTERESTED:

Steve Dodge**                $24,288                   N/A                     N/A                   $36,250
-----------------------------------------------------------------------------------------------------------------------
Norman Edelcup               $33,500                   N/A                     N/A                   $50,000
-----------------------------------------------------------------------------------------------------------------------
David Fuente                 $23,450                   N/A                     N/A                   $35,000
-----------------------------------------------------------------------------------------------------------------------
Charles Mathewson            $30,987                   N/A                     N/A                   $46,250
-----------------------------------------------------------------------------------------------------------------------
Harold Milner                $30,150                   N/A                     N/A                   $45,000
-----------------------------------------------------------------------------------------------------------------------
Raymond Noveck               $33,500                   N/A                     N/A                   $50,000
-----------------------------------------------------------------------------------------------------------------------
David Silverman              $30,150                   N/A                     N/A                   $45,000
-----------------------------------------------------------------------------------------------------------------------
Alex Yemenidjian^              N/A                     N/A                     N/A                     N/A
-----------------------------------------------------------------------------------------------------------------------

*   As of March 3, 2006, Morty Schaja is no longer a trustee.
**  As of March 3, 2006, Steve Dodge is no longer a trustee.
^   Mr. Yemenidjian was not appointed to the Board until January 2006.



CODE OF ETHICS
--------------

The Funds, the Adviser and the Distributor have adopted a written code of ethics pursuant to Rule 17j-1 under the Investment Company Act. The code of ethics allows employees, subject to the code, to invest in securities including, under certain circumstances, securities held by the Funds.

PRINCIPAL HOLDERS OF SHARES
---------------------------

As of December 31, 2005, the following persons were known to the Funds to be the record or beneficial owners of more than 5% of the outstanding securities of the
Funds:


                                            BARON             BARON             BARON            BARON                BARON
                                            ASSET             GROWTH            SMALL CAP        iOPPORTUNITY         FIFTH
                                            -----------       -------------     -----------      -------------        --------

CHARLES SCHWAB & Co., Inc.                  28.68%            15.64%            30.45%           43.72%               34.57%

NATIONAL FINANCIAL SERVICES CORP.           24.49%            38.30%            16.65%                                33.41%

SAXON & CO.                                                                      5.32%

All of the above record owners are brokerage firms or other financial institutions that hold stock for the benefit of their respective customers. As of December 31, 2005, all of the officers and Trustees of BARON INVESTMENT FUNDS TRUST as a group beneficially owned directly or indirectly 0.78% of BARON ASSET FUND's outstanding shares; 0.14% of BARON GROWTH FUND's outstanding shares; 0.65% of BARON SMALL CAP FUND's outstanding shares; 5.92% of BARON iOPPORTUNITY FUND's outstanding shares and 9.21% of BARON FIFTH AVENUE GROWTH FUND's outstanding shares.


INVESTMENT ADVISER
------------------

The investment adviser to the Funds is BAMCO, Inc. (the "Adviser"), a New York corporation with its principal offices at 767 Fifth Avenue, New York, N.Y. 10153 and a subsidiary of Baron Capital Group, Inc. ("BCG"). Mr. Ronald Baron is the controlling stockholder of BCG and is BAMCO's chief investment officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 25 years. He has been a participant in Barron's Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Pursuant to separate Advisory Agreements with each Fund (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services and management to each Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Funds subject to such policies as the Trustees may determine. For such services, the Adviser receives an annual fee from BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND and BARON iOPPORTUNITY FUND of 1% of the assets of the respective Fund. BARON FIFTH AVENUE GROWTH FUND pays the Adviser 1% for assets under $1 billion, 0.95% for assets greater that $1 billion but less than $2 billion, 0.90% for assets over $2 billion but less than $3 billion, 0.85% for assets over $3 billion but less than $4 billion, and 0.80% for assets greater than $4 billion.

BARON ASSET FUND incurred advisory expenses of $24,082,420 for the year ended September 30, 2005; $19,971,130 for the year ended September 30, 2004; and $19,539,014 for the year ended September 30, 2003. BARON GROWTH FUND incurred advisory expenses of $43,997,569 for the year ended September 30, 2005; $27,394,586 for the year ended September 30, 2004; and $15,244,302 for the year ended September 30, 2003. BARON SMALL CAP FUND incurred advisory expenses of $24,401,721 for the year ended September 30, 2005; $16,072,603 for the year ended September 2004; and $8,973,514 for the year ended September 30, 2003. BARON iOPPORTUNITY FUND incurred advisory expenses of $1,463,915 for the year ended September 30, 2005; $ 1,338,401 for the year ended September 30, 2004; and $777,395 for the year ended September 30, 2003. BARON FIFTH AVENUE GROWTH FUND incurred advisory expenses of $688,368 for the year ended September 30, 2005; and $150,962 for the period April 30, 2004 (commencement of operations) to September 30, 2004. The Adviser has contractually agreed to limit the expense ratio for BARON iOPPORTUNITY FUND to 1.5% and for BARON FIFTH AVENUE GROWTH FUND to 1.4%.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Funds, and pays the salaries and fees of all officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third party programs that make the shares of the Funds available to their customers.

The Funds pay all operating and other expenses not borne by the Adviser such as audit, external accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with each Fund's shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Trustees who are not interested persons of the Adviser; and other miscellaneous business expenses. The Funds also pay the expenses of offering the shares of each respective Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. Each Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary Baron Capital Management, Inc. ("BCM") to provide research. Directors, officers or employees of the Adviser and/or its affiliates may also serve as officers or Trustees of the Funds or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other Funds managed by the Adviser have investment objectives which may or may not vary from those of each other and of the Funds. BCM and the Adviser invest assets in such clients' accounts and in the accounts of principals and employees of BCM and its affiliates in investments substantially similar to, or the same as, those which constitute the principal investments of the Funds. When the same securities are purchased for or sold by a Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All trading by employees is subject to the Code of Ethics of the Funds and the Adviser. In certain circumstances the Adviser may make investments for the Funds that conflict with investments being made by BCM. The Adviser may also make investment decisions for a Fund that are inconsistent with the investment decisions for other funds it manages.

Each Advisory Agreement provides that the Fund may use "Baron" as part of its name for so long as the Adviser serves as investment adviser to that Fund. Each Fund acknowledges that the word "Baron" in its name is derived from the name of the entities controlling, directly and indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be that Fund's investment adviser, that Fund will promptly take all steps necessary to change its name to one that does not include "Baron," absent the Adviser's written consent.

Each Advisory Agreement provides that the Adviser shall have no liability to that Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by that Fund on account of any action taken in good faith; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser's obligations under the Advisory Agreement.

The Advisory Agreements were approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940 ("1940 Act" )) for BARON ASSET FUND on May 11, 1987, for BARON GROWTH FUND on October 21, 1994, and for BARON SMALL CAP FUND on July 29, 1997. The Advisory Agreements must normally be approved annually by the Trustees or a majority of the particular Fund's shares and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. With respect to BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, and BARON iOPPORTUNITY FUND such approval for 2005 was given at a Board of Trustees meeting held on May 3, 2005. With respect to BARON FIFTH AVENUE GROWTH FUND, the Advisory Agreement was approved on February 2, 2004, for an initial term of two years.

Each Advisory Agreement is terminable without penalty by either the Fund (when authorized by majority vote of either its outstanding shares or the Trustees) or the Adviser on 60 days' written notice. Each Advisory Agreement shall automatically terminate in the event of its "assignment" (as defined by the 1940
Act). A discussion regarding the basis for the approval by the Board of Trustees of the investment advisory contract of each Fund is available in the Funds' Annual Report to Shareholders for the fiscal year ending September 30, 2005.

PROXY VOTING POLICIES AND PROCEDURES
------------------------------------

The Funds have delegated to BAMCO, the Adviser, all decision making on proxy voting. The Adviser makes its own independent voting decisions, although it may consider recommendations from third parties in its decision making process. The Adviser makes voting decisions solely in the best interests of the Funds and their shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the objective of maximizing long-term investment returns for the Funds.

The Adviser  uses  guidelines  which are  reviewed  quarterly  by a Proxy Review
Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company's management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser's policies.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of a Fund, the Committee will review the matter and may either (i) request that the Fund consent to the Adviser's vote, (ii) vote in accordance with the published recommendations of an independent voting organization, or (iii) appoint an independent third party to vote.

A full copy of the Proxy Voting Policies and Procedures as well as the most current proxy voting record (on Form N-PX for the twelve months ended June 30th, is available upon filing with the SEC, which can be no later than August 31st of each year) for the Funds is available without charge on the Funds' website, www.BaronFunds.com or at the SEC's website, www.sec.gov.


SERVICE AGREEMENTS
------------------

The Funds have agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Funds' shareholders.



BROKERAGE
---------

The Adviser is responsible for placing the portfolio brokerage business of the Funds with the objective of obtaining the best net results for the Funds, taking into account prompt, efficient and reliable executions at a favorable price.

Purchase and sale orders are placed with brokers which the Adviser believes will achieve "best execution" of such orders. Best execution involves consideration of a number of factors, including direct net economic results to a Fund, the efficiency with which the transaction is executed, the ability to effect the transaction in the size and price range requested, the ability to effect the transaction with minimum impact on the market, the financial strength and stability of the broker, the broker's familiarity with a particular security, the broker's commitment of resources to executing the transaction, and past experience with a broker.

The Adviser's affiliate Baron Capital, Inc. ("Baron Capital") was one of the brokers that provided brokerage services to the Funds, but Baron Capital ceased its brokerage activities in October of 2005.

                         For the Fiscal Year Ended 09/30

                                                 2005           2004            2003

TOTAL COMMISSIONS PAID

BARON ASSET FUND                                $  575,404      $1,680,814      $3,790,747
BARON GROWTH FUND                               $2,449,947      $3,524,607      $3,328,951
BARON SMALL CAP FUND                            $2,813,126      $3,190,938      $1,901,366
BARON iOPPORTUNITY FUND                         $  427,721      $  635,257      $  410,612
BARON FIFTH AVENUE GROWTH FUND**                $   72,371      $   59,624


COMMISSIONS PD TO BCI

BARON ASSET FUND                                $  168,087      $1,109,837      $1,679,723
BARON GROWTH FUND                               $  578,158      $1,659,403      $1,660,501
BARON SMALL CAP FUND                            $  439,790      $1,047,784      $  685,873
BARON iOPPORTUNITY FUND                         $   98,717      $  270,139      $  237,807
BARON FIFTH AVENUE GROWTH FUND**                $   32,660      $   50,778


% OF AGGREGATE DOLLAR AMOUNT
OF COMMISSIONS PD TO BCI

BARON ASSET FUND                                  29.21%           66.03%         44.31%
BARON GROWTH FUND                                 23.60%           47.08%         49.88%
BARON SMALL CAP FUND                              15.63%           32.84%         36.07%
BARON iOPPORTUNITY FUND                           23.08%           42.52%         57.92%
BARON FIFTH AVENUE GROWTH FUND**                  45.13%           85.16%


% OF AGGREGATE  DOLLAR AMOUNT
OF TRANSACTIONS INVOLVING
PAYMENT OF COMMISSIONS TO BCI

BARON ASSET FUND                                  51.27%           71.34%         52.17%
BARON GROWTH FUND                                 46.69%           49.44%         69.16%
BARON SMALL CAP FUND                              28.39%           37.16%         34.50%
BARON iOPPORTUNITY FUND                           46.52%           48.52%         61.35%
Baron Fifth Avenue Growth Fund**                  68.35%           88.42%

                                      -25-



% OF TOTAL TRANSACTIONS (PRINCIPAL & Agency)
Where BCI Acted as Broker

BARON ASSET FUND                                  48.81%           70.49%         51.62%
BARON GROWTH FUND                                 43.95%           47.17%         63.53%
BARON SMALL CAP FUND                              26.53%           35.19%         33.01%
BARON iOPPORTUNITY FUND                           42.05%           45.44%         59.41%
Baron Fifth Avenue Growth Fund**                  66.98%           87.81%

------------
** For the Period April 30, 2004 (Commencement of Operations) to September 30, 2004.


Under the Investment Advisory Agreements and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and other services to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is consistent with the Funds' policies and is reasonable in relation to the value of the brokerage and other services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and other services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Funds and/or other advisory clients of affiliates.

Broker-dealers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Research provided by brokers is used for the benefit of all of the Adviser's or its affiliates' clients and not solely or necessarily for the benefit of the Funds. The Adviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Investment decisions for the Funds for investment accounts managed by BCM and BAMCO are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser's and/or BCM's accounts. In such event, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to account in a manner deemed equitable by the Adviser in conjunction with BCM. This procedure could have a detrimental effect upon the price or value of the security for the Funds, but may have a beneficial effect.



DISTRIBUTOR
-----------

DISTRIBUTION OF SECURITIES
--------------------------

The Funds have a distribution agreement with Baron Capital, an affiliate of the Adviser. The Distributor acts as the agent for the Funds for the continuous public offering of their shares on a best efforts basis pursuant to a distribution plan adopted under Rule 12b-1 under the 1940 Act ("Distribution Plan").


DISTRIBUTION PLAN
-----------------

The Distributor does not receive underwriting commissions, but the Distribution Plan authorizes the Funds to pay the Distributor a distribution or service fee equal on an annual basis to 0.25% of the Funds' average daily net assets. The fee was reduced to 0.25% from 0.50% on July 12, 1993. Due to the possible continuing nature of Rule 12b-1 payments, long- term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD. The distribution fee is paid to the Distributor in connection with its activities or expenses primarily intended to result in the sale of shares, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the Prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to broker-dealers or other persons who have introduced investors to the Fund. The total amount of the fee is payable to the Distributor regardless of the actual expenses incurred, which may be more or less than the distribution fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Funds in programs that make the Funds' shares available to their customers and pay such third parties amounts in excess of the 12b-1 fee. The Excess amounts typically represent savings of expenses the Funds would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

The Distributor, the Adviser of their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries to make Fund shares available to their customers. These financial intermediaries include retirement plan sponsors, service providers and administrators, which provide recordkeeping and administrative services and other services to retirement plan participants; and banks broker-dealers, insurance companies, and other service providers which provide distribution-related and shareholder services. The amount of payments made to a financial intermediary in any given year will vary based on the amount of assets attributable to a financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities, and/or for sub- transfer agency services provided to individual shareholders where a financial intermediary maintains omnibus accounts with the Fund's Transfer Agent.

The expenses listed below are payable by the Funds and are not treated as distribution or service fees under the Distribution Plan even if they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); the costs of preparing, printing or reproducing and mailing all prospectuses and statements of additional information to current shareholders; (d) all external legal and accounting fees relating to the preparation of any such report, prospectus, and proxy materials; (e) all external fees and expenses relating to the qualification of the Funds and/or their shares under the securities or "Blue Sky" laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of Shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (I) all external costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other external costs and expenses of an administrative nature.

The Distribution Plan requires that while it is in effect the Distributor report to the Trustees in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter. For the fiscal year ended September 30, 2005, BARON ASSET FUND paid distribution fees to the Distributor of $6,020,605 (an additional $1,968,024 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON GROWTH FUND paid distribution fees to the Distributor of $10,999,392 (an additional $4,607,847 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON SMALL CAP FUND paid distribution fees to the Distributor of $6,100,430 (an additional $1,577,788 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); BARON iOPPORTUNITY FUND paid distribution fees to the Distributor of $365,979 (an additional $86,936 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation); and BARON FIFTH AVENUE GROWTH FUND paid distribution fees to the Distributor of $172,092 (an additional $84,278 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).

COMPENSATION TABLE
------------------

The following table discloses compensation received by Baron Capital from the Funds for the fiscal year ended September 30, 2005:

===================================================================================================================================
                                             Net Underwriting         Compensation on
                                              Discounts and           Redemptions and           Brokerage               Other
Series                                         Commissions              Repurchases            Commissions          Compensation*
===================================================================================================================================
Baron Asset Fund                                    $0                       $0                 $168,087              $ 6,020,605
-----------------------------------------------------------------------------------------------------------------------------------
Baron Growth Fund                                   $0                       $0                 $578,158              $10,999,392
-----------------------------------------------------------------------------------------------------------------------------------
Baron Small Cap Fund                                $0                       $0                 $439,790              $ 6,100,430
-----------------------------------------------------------------------------------------------------------------------------------
Baron iOpportunity Fund                             $0                       $0                 $ 98,717              $   365,979
-----------------------------------------------------------------------------------------------------------------------------------
Baron Fifth Avenue Growth Fund**                    $0                       $0                 $ 32,660              $   172,092
===================================================================================================================================

*    Fees received pursuant to Distribution Plan.

Trustees of the Funds who were not interested persons of the Funds had no direct or indirect financial interest in the operation of the Distribution Plan or any agreement thereunder. All the interested Trustees had such an interest.

The Distribution Plan has been approved by the Funds' Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto. In approving the Distribution Plan, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The anticipated benefits include the following: (I) the likelihood of attracting and retaining investments in the Funds and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, resulting in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

Baron Capital is authorized to make payments to authorized dealers, banks and other financial institutions who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered as a dealer with such state. The Funds may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the Distribution Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. Baron Capital may also retain part of the distribution fee as compensation for its services and expenses in connection with the distribution of shares. If the Distribution Plan is terminated, the Funds will owe no payments to Baron Capital other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Unless terminated in accordance with its terms, the Distribution Plan will continue in effect until, and from year to year thereafter if, such continuance is specifically approved at least annually by the Funds' Trustees and by a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.

The Distribution Plan may be terminated at any time by the vote of a majority of the members of the Funds' Board of Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto or by the vote of a majority of the outstanding shares. The Distribution Plan may not be amended to increase materially the amount of payments to be made without the approval of the Funds' shareholders. All material amendments must be approved by a vote of the Trustees and of the Trustees who are not interested persons of the Funds and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto, such votes cast in person at a meeting called for the purpose of such vote.


CUSTODIAN,  TRANSFER  AGENT  AND DIVIDEND  AGENT
------------------------------------------------

The Bank of New York, One Wall Street, New York, NY, is the custodian for the Funds' cash and securities. DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, is the transfer agent and dividend agent for the Funds' shares. Neither institution assists in or is responsible for investment decisions involving assets of the Funds.



REDEMPTION OF SHARES
--------------------

The Funds expect to make all redemptions in cash, but have reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Funds' Board of Trustees determines that economic conditions exist which would make payment wholly in cash detrimental to a particular fund's best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Funds' Board of Trustees and priced as described under "Determining Your Share Price" herein and in the Prospectus.

BARON iOPPORTUNITY FUND imposes a short-term trading fee on redemptions and exchanges of its shares held for less than 6 months. The fee is 1% of the redemption value and is deducted from the redemption proceeds. The Fund uses the "first-in, first-out" method to determine the holding period, so if you bought shares on different days, the shares purchased first will be redeemed first for determining whether the fee applies. The fee is retained by the Fund for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and to offset the portfolio transactions and facilitate portfolio management. The Fund waives the fee for defined contribution plans and may waive the fee for other redemptions if it is in the best interest of the Fund



NET  ASSET VALUE
----------------

As more fully set forth in the Prospectus under "Determining Your Share Price," the net asset value per share of each Fund is determined as of the close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all week days that are not holidays, which it announces annually. The most recent announcement states it will not be open on New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange which is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees.

TAXES
-----

Each Fund intends to qualify every year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Qualification as a regulated investment company relieves the Funds of Federal income taxes on the portion of their net investment income and net realized capital gains distributed to shareholders. The Funds intend to distribute virtually all of their net investment income and net realized capital gains at least annually to their respective shareholders.

A non-deductible 4% excise tax will be imposed on a Fund to the extent that it does not distribute (including declaration of certain dividends), during each calendar year, (I) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income (the excess of short and long term capital gain over short and long term capital loss) for each one-year period ending October 31 and (iii) certain other amounts not distributed in previous years. Shareholders will be taxed during each calendar year on the full amount of such dividends distributed (including certain declared dividends not actually paid until the next calendar year).

For Federal income tax purposes, distributions paid from net investment income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Code) eligible for a reduced rate of tax, whether received in cash or in additional shares. Distributions paid from net capital gains are taxable as long-term capital gains, whether received in cash or shares and regardless of how long a shareholder has held the shares, and are not eligible for the dividends received deduction. Distributions of investment income (but not distributions of short-term or long-term capital gains) received by shareholders will qualify for the 70% dividends received deduction available to corporations to the extent designated by the Fund in a notice to each shareholder. Unless all of a Fund's gross income constitutes dividends from domestic corporations qualifying for the dividends received deduction, a portion of the distributions of investment income to those holders of that Fund which are corporations will not qualify for the 70% dividends received deduction. The dividends received deduction for corporate holders may be further reduced if the shares with respect to which dividends are received are treated as debt-financed or deemed to have been held for less than forty-six (46) days.

The Funds will send written notices to shareholders regarding the Federal income tax status of all distributions made during each calendar year as ordinary income or capital gain and the amount qualifying for the 70% dividends received deduction.

The foregoing relates to Federal income taxation. Distributions may also be subject to state and local taxes. The Funds are organized as a Massachusetts business trust. Under current law, so long as the Funds qualify for the Federal income tax treatment described above, it is believed that they will not be liable for any income or franchise tax imposed by Massachusetts.

Investors are urged to consult their own tax advisers regarding the application of Federal, state and local tax laws.



ORGANIZATION AND CAPITALIZATION
-------------------------------

GENERAL
-------

BARON INVESTMENT FUNDS TRUST (formerly known as BARON ASSET FUND) is an open-end investment company organized as a series fund and established under the business trust law of The Commonwealth of Massachusetts. The five series currently available are BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Trust's Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights, and are transferable.


SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series thereof. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Funds or Trustees. The Declaration of Trust provides for indemnification by a Fund for any loss suffered by a shareholder as a result of an obligation of that Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for an act or obligation of that Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account or shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of trust protects a trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.



OTHER INFORMATION
-----------------

REGISTERED PUBLIC ACCOUNTANTS
-----------------------------

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, has been selected as the independent registered public accounting firm of the Funds.


LEGAL PROCEEDINGS
-----------------

Two individual plaintiffs have a filed a class action complaint, captioned Mintz and Spear v. Ronald Baron, et al., 05 CV 4904, on behalf of shareholders of BARON GROWTH FUND and BARON SMALL CAP FUND (the "Funds") (the "Lawsuit"). The Complaint, pending in the United States District Court for the Southern District of New York, names multiple individual and entity defendants, including trustees of the Funds, Baron Capital, Inc. and BAMCO, Inc. Plaintiffs allege that defendants permitted the Funds to overcharge their shareholders for marketing and distribution related expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Lawsuit is at an early procedural stage. BAMCO believes the Lawsuit is without merit and intends to defend it vigorously.


CALCULATIONS OF PERFORMANCE DATA
--------------------------------

Advertisements and other sales literature for the Funds may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:
                                   n
                             P(1+T)  = ERV
     Where:           P  = a hypothetical initial payment of $1,000
                      T  = average annual total return
                      n
                         = number of years

                     ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period. The performance data used in advertisements does not give effect to a 2% contingent deferred sales charge that is no longer applicable.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Funds. A Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund's total return "after taxes on distributions and sale" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions ) is computed as follows:

                                              n
                                ATV  = P (1+T)
                                   D

       Where:   P  = a hypothetical initial payment of $1,000
                T = average annual total return (after taxes on distriubtions) n =
                     number of years
              ATV  = ending redeemable value of a hypothetical $1,000 investment
                 D
                     made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:
                                              n
                               ATV   = P (1+T)
                                  DR

    Where:      P  = a hypothetical initial payment of $1,000
                T  = average annual total return (after taxes on distributions and redemption)
                n
                   = number of years
             ATV   = ending redeemable value of a hypothetical $1,000 investment
                DR
                     made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees.

Computed in the manner described above, the performance, as of September 30, 2004, for BARON ASSET FUND, BARON GROWTH FUND, BARON SMALL CAP FUND, BARON iOPPORTUNITY FUND and BARON FIFTH AVENUE GROWTH FUND has been:


                                         AVERAGE        AVERAGE                     AVERAGE                  AVERAGE     CUMULATIVE
                                         ANNUAL         ANNUAL      CUMULATIVE      ANNUAL      CUMULATIVE    SINCE        SINCE
                                         1 YEAR         5 YEAR        5 YEAR        10 YEAR     10 YEAR      INCEPTION    INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
BARON ASSET FUND
(INCEPTION DATE:  06/11/87)

Return before taxes                       25.21%          3.13%        16.64%         9.73%         152.97%       13.16%    861.35%

Return after taxes on
distributions                             24.13%          2.12%        11.04%         9.18%         140.62%       12.39%    748.16%

Return after taxes on
distributions & sale of Fund
shares                                    17.54%          2.30%        11.91%         8.45%         125.04%       11.72%    660.11%

Russell 2000 (reflects no
deductions for fees, expenses or
taxes)                                    17.95%          6.45%        36.66%         9.37%         145.00%        9.69%    443.59%

Russell 2500 (reflects no
deductions for fees, expenses or
taxes)                                    21.29%          7.94%        46.51%        11.63%         200.52%       11.60%    645.66%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              12.27%         -1.50%        -7.30%         9.47%         147.16%       10.56%    527.86%
-----------------------------------------------------------------------------------------------------------------------------------
BARON GROWTH FUND
(INCEPTION DATE: 12/31/94)

Return before taxes                       18.09%         10.96%        68.19%        14.97%         303.46%       18.06%    495.91%

Return after taxes on
distributions                             18.09%         10.21%        62.59%        14.31%         281.09%       17.44%    462.85%

Return afer taxes on distributions
& sale of Fund shares                     11.76%          9.16%        55.03%        13.19%         245.07%       16.20%    402.52%

Russell 2000 (reflects no
deductions for fees, expenses or
taxes)                                    17.95%          6.45%        36.66%         9.37%         145.00%       11.03%    208.03%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              12.27%         -1.50%        -7.30%         9.47%         147.16%       11.45%    220.68%
-----------------------------------------------------------------------------------------------------------------------------------
BARON SMALL CAP FUND
(INCEPTION DATE: 09/30/97)

Return before taxes                       23.56%          9.27%        55.78%                                     12.14%    150.03%

Return after taxes on
distributions                             23.08%          8.95%        53.54%                                     11.93%    146.43%


                                      -33-

                                         AVERAGE        AVERAGE                     AVERAGE                  AVERAGE     CUMULATIVE
                                         ANNUAL         ANNUAL      CUMULATIVE      ANNUAL      CUMULATIVE    SINCE        SINCE
                                         1 YEAR         5 YEAR        5 YEAR        10 YEAR     10 YEAR      INCEPTION    INCEPTION
-----------------------------------------------------------------------------------------------------------------------------------
Return after taxes on
distributions & sale of Fund
shares                                    15.86%          7.93%        46.47%                                     10.73%    126.01%

Russell 2000 (reflects no
deductions for fees, expenses or
taxes)                                    17.95%          6.45%        36.66%                                      6.26%     62.60%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              12.27%         -1.50%        -7.30%                                      4.87%     46.27%
-----------------------------------------------------------------------------------------------------------------------------------
BARON iOPPORTUNITY FUND
(INCEPTION DATE: 02/29/00)

Return before taxes                       20.84%          0.97%         4.94%                                     -1.50%     -8.07%

Return after taxes on
distributions                             20.84%          0.94%         4.79%                                     -1.52%     -8.20%

Return after taxes on
distributions & sale of Fund
shares                                    13.55%          0.81%         4.10%                                     -1.28%     -6.95%

Nasdaq Composite (reflects no
deductions for fees, expenses or
taxes)                                    13.44%        -10.14%       -41.42%                                    -13.05%    -54.19%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              12.27%         -1.50%        -7.30%                                     -0.34%     -1.91%
-----------------------------------------------------------------------------------------------------------------------------------
BARON FIFTH AVENUE
GROWTH FUND
(INCEPTION DATE: 04/30/04)

Return before taxes                       16.89%                                                                  10.77%     15.60%

Return after taxes on
distributions                             16.89%                                                                  10.77%     15.60%

Return after taxes on
distributions & sale of Fund
shares                                    10.98%                                                                   9.19%     13.26%

Nasdaq Composite (reflects no
deductions for fees, expenses or
taxes)                                    14.25%                                                                  10.95%     15.85%

S&P 500 (reflects no deductions
for fees, expenses or taxes)              12.27%                                                                   9.55%     13.80%
-----------------------------------------------------------------------------------------------------------------------------------

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Funds, including data and other information from Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron's, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson's Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor's Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger's, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, 1998 Mutual Fund Report, Mutual Fund Magazine, The Street.com, Bloomberg
Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor's Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor's Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity.Net.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor's Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investment News, Newark Star Ledger, Reuters, Time - European Edition, Registered Representative Magazine, The Daily Deal, Baltimore Sun and Crain's NY Business. The Fund may also use comparative performance data from indexes such as the Dow Jones Industrial Average, Standard & Poor's 400, 500, Small Cap 600, 1500, or Midcap 400, Value Line Index, Wilshire 4, 500, 5000, or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, Morgan Stanley Internet Index and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, or Midcap. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, large-cap funds, growth funds, equity income funds, and any combination of the above listed categories.


FINANCIAL STATEMENTS
--------------------

The Funds' financial statements for the year ended September 30, 2005, appearing in the 2005Annual Report to Shareholders and the report thereon of
PricewaterhouseCoopers LLP, registered public accounting firm, appearing therein, are incorporated by reference in this Statement of Additional Information.

[registered castle logo]

                                     ANNUAL FINANCIAL REPORT                      SEPTEMBER 30, 2005
  B A R O N
  F U N D S (r)
                                     DEAR BARON FUNDS
                                     SHAREHOLDER:

BARON FUNDS

MANAGEMENT DISCUSSION OF
FUND PERFORMANCE:                    Attached you will find audited financial statements for Baron Asset Fund, Baron Growth
                                     Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund for
  BARON ASSET FUND ..........2       their fiscal years ended September 30, 2005. The Securities and Exchange Commission requires mutual funds to furnish these statements semi-annually to their shareholders.
  BARON GROWTH FUND .........4
                                     We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue
  BARON SMALL CAP FUND ......6       to work hard to justify your confidence.

  BARON iOPPORTUNITY FUND....8       Sincerely,

  BARON FIFTH AVENUE
   GROWTH FUND..............10

FUND EXPENSES...............12       /s/ Ronald Baron

STATEMENT OF NET ASSETS.....13           Ronald Baron
                                         Chairman and CEO
STATEMENTS OF ASSETS                     BAMCO, Inc.
  AND LIABILITIES...........21           November 23, 2005

STATEMENTS OF
  OPERATIONS................22
                                     /s/ Peggy Wong
STATEMENTS OF CHANGES
  IN NET ASSETS.............23           Peggy Wong
                                         Treasurer and CFO
NOTES TO FINANCIAL                       BAMCO, Inc.
  STATEMENTS................24           November 23, 2005

REPORT OF INDEPENDENT
  REGISTERED PUBLIC                      A description of the Funds' proxy voting policies and procedures is available without
  ACCOUNTING FIRM...........34           charge on the Funds' website, www.BaronFunds.com, or by calling 1-800-
                                         99-BARON and on the SEC's website at www.sec.gov. The Funds' most current proxy
MANAGEMENT OF THE FUNDS.....35           voting record, Form N-PX, is also available on the Funds' website, www.BaronFunds.com and on the SEC's website at www.sec.gov.

                                         The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the
                                         SEC's Public Reference Room may be obtained by calling 800-SEC-0330.
                                         ---------------
                                         Some of our comments are based on current management expectations and are considered
                                         "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as
                                         "estimate", "may", "expect", "should", "could", "believe", "plan" and other similar terms.
                                         We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

                                         The views expressed in this report reflect those of the Company only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time based on market and other conditions and Baron has no obligation to update them.

767 Fifth Avenue                         PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The investment return and principal
NY, NY 10153                             value of an investment will fluctuate; an investor's shares, when redeemed, may be worth
212.583.2100                             more or less than their original cost.
1.800.99.BARON
BaronFunds.com

BARON ASSET FUND
-------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND** IN RELATION TO THE RUSSELL 2500* AND THE RUSSELL 2000*

                              [LINE GRAPH OMITTED]

       Date                   BAF           Russell 2000       Russell 2500
--------------------------------------------------------------------------------

     6/12/1987             $10,000            $10,000            $10,000
     9/30/1987              11,950             10,530             10,655
     9/30/1988              13,234              9,400              9,692
     9/30/1989              18,521             11,421             12,039
     9/30/1990              12,838              8,322              9,114
     9/30/1991              17,760             12,077             13,394
     9/30/1992              19,484             13,155             14,770
     9/30/1993              26,595             17,521             19,218
     9/30/1994              28,728             17,980             19,766
     9/30/1995              38,003             22,187             24,812
     9/30/1996              46,098             25,101             28,740
     9/30/1997              61,656             33,432             38,600
     9/30/1998              51,946             27,074             32,264
     9/30/1999              67,092             32,237             39,292
     9/30/2000              82,418             39,778             50,893
     9/30/2001              56,741             31,342             41,339
     9/30/2002              55,301             28,429             38,257
     9/30/2003              64,210             38,802             51,873
     9/30/2004              76,779             46,086             61,478
     9/30/2005              96,135             54,359             74,566

Information Presented by Fiscal Year as of September 30


AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2005

                                                                        SINCE
                                                                      INCEPTION
                          ONE YEAR     FIVE YEARS      TEN YEARS       06/12/87
--------------------------------------------------------------------------------
Baron Asset Fund**         25.21%         3.13%          9.73%          13.16%
Russell 2000*              17.95%         6.45%          9.37%           9.69%
Russell 2500*              21.29%         7.94%         11.63%          11.60%

-----------

    *The Russell 2000 and the Russell 2500 are unmanaged  indexes.  The Russell
     2000 measures the performance of small companies and the Russell 2500 of small to mid-sized companies. The Russell 2500, Russell 2000, and the Fund are with dividends. The inclusion of dividends positively impacts the performance results of the Fund and the indexes.
   **Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

BARON ASSET FUND
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (AS A PERCENTAGE OF NET ASSETS) AS OF
SEPTEMBER 30, 2005

--------------------------------------------------------------------------------
                                                                        % OF NET
                                                                         ASSETS
--------------------------------------------------------------------------------
ChoicePoint, Inc.                                                          7.2%
Charles Schwab Corp.                                                       5.0%
Kerzner Intl., Ltd.                                                        5.0%
XTO Energy, Inc.                                                           4.0%
Wynn Resorts, Ltd.                                                         3.8%
Apollo Group, Inc., Cl A                                                   3.5%
Chicago Mercantile Exchange Holdings, Inc.                                 3.4%
WellPoint, Inc.                                                            3.4%
Vail Resorts, Inc.                                                         3.2%
Alexander's, Inc.                                                          3.2%
--------------------------------------------------------------------------------
                                                                          41.7%
--------------------------------------------------------------------------------

                            TOP TEN INDUSTRY GROUPS
                            AS OF SEPTEMBER 30, 2005
                        (AS A PERCENTAGE OF NET ASSETS)

                           [PIE CHART GRAPHIC OMITTED]

Business Services                              12.5%
Recreation and Resorts                         12.3%
Financial Services - Brokerage and Exchanges    8.5%
Energy Services                                 6.9%
Education                                       5.7%
Real Estate                                     4.5%
Financial Services - Insurance                  4.4%
Home Building                                   3.6%
Healthcare Products                             3.4%
Healthcare Services - Insurance                 3.4%
Other                                          32.7%
Cash and Cash Equivalents                       2.1%


MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Baron Asset Fund performed well in the Fiscal year ended September 30, 2005, gaining 25.21% which was better than the performance of the small and small to mid-cap indices, and significantly better than its small to mid-cap peers. The Russell 2000 gained 17.95% and the Russell 2500 gained 21.29% in the year ended September 30, 2005. According to Morningstar*, the small cap growth category (consisting of 689 funds at September 30, 2005) gained 18.53% and the mid-cap growth category (consisting of 785 funds at September 30, 2005) gained 20.29% in the year ending September 30, 2005.

Baron Asset Fund continued to outperform its Morningstar peer group of mid-cap growth funds for the three years ending September 30, 2005, and significantly outperformed the peer group for the five years ending September 30, 2005. The Fund gained 20.24% per year as compared to +19.58% per year for the Morningstar mid-cap growth category (consisting of 655 funds at September 30, 2005) for the three years ended September 30, 2005, and the Fund gained 3.13% per year as compared to -4.36% per year for the Morningstar mid-cap growth category (consisting of 464 funds at September 30, 2005) for the five years ended September 30, 2005.

BARON ASSET FUND INVESTS IN SMALL AND MEDIUM SIZED GROWTH COMPANIES FOR THE LONG-TERM. After a three-year bear market stock prices of small and mid-cap growth companies appreciated sharply again in the 2005 Fiscal year following strong years in 2003 and 2004. Baron Asset Fund invests in growth businesses while utilizing value oriented purchase and sell disciplines. The Fund seeks to invest in companies that we believe have significant long-term growth prospects at what we believe are reasonable priced. In Fiscal 2005, the Fund continued its program of further diversifying its investment portfolio by adding what we believe are well-financed, well-managed mid-cap growth businesses while reducing its investments in long term legacy holdings.

We believe the Fund is invested in businesses that will double in size within four years, and that these companies are selling in the market today at attractive levels.

The Fund's performance was not uniform across the year. Baron Asset Fund's performance was strong in the first Fiscal quarter, +16.35%, lost 0.61% in the second Fiscal quarter which was a smaller loss than the market indices, and was up 8.28% in the second half of the Fiscal year. The performance of the market indices was similarly strong in the first Fiscal quarter, weak in the second quarter and strong for the remaining two Fiscal quarters of the Fiscal year.

Baron Asset Fund's  performance  was not uniform across  industry  sectors.  The
Fund's performance was strong in the Energy, Financial Services-Brokerage and Exchanges, Home Building and Recreation & Resorts sectors. The Fund performed well with its Business Services, Healthcare Services-Insurance, Healthcare-Facilities, Retail-Consumer Staples and Real Estate sectors. The Fund was not significantly negatively impacted by its holdings in any single sector.

In Fiscal year 2006, the Fund intends to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. We intend to continue to identify companies through our independent research efforts. We expect the Fund will remain diversified not only by industry and investment themes, but also by external factors we identify that could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above average rates of return while keeping an attractive risk profile.

---------------
* The Morningstar composites are not weighted and represent the straight average of the annualized returns of each of the funds in the categories.

BARON GROWTH FUND
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
             IN BARON GROWTH FUND** IN RELATION TO THE RUSSELL 2000*

                              [LINE GRAPH OMITTED]

        Date                  BGF            Russell 2000
--------------------------------------------------------------------------------

      1/3/1995             $10,000            $10,000
     9/30/1995              14,770             12,573
     9/30/1996              18,575             14,224
     9/30/1997              25,469             18,945
     9/30/1998              20,855             15,341
     9/30/1999              29,868             18,267
     9/30/2000              35,431             22,541
     9/30/2001              33,286             17,760
     9/30/2002              34,956             16,108
     9/30/2003              42,333             21,988
     9/30/2004              50,463             26,115
     9/30/2005              59,591             30,803

Information Presented by Fiscal Year as of September 30


AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2005

                                                                        SINCE
                                                                      INCEPTION
                          ONE YEAR     FIVE YEARS      TEN YEARS       12/31/94
--------------------------------------------------------------------------------
Baron Growth Fund**        18.09%        10.96%         14.97%          18.06%
Russell 2000*              17.95%         6.45%          9.37%          11.03%

-----------

    *The Russell 2000 is an unmanaged index that measures the performance of small companies. The Russell 2000 and the Fund are with dividends. The inclusion of dividends positively impacts the performance results of the Fund and the Russell 2000.
   **Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

BARON GROWTH FUND
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (AS A PERCENTAGE OF NET ASSETS) AS OF
SEPTEMBER 30, 2005

--------------------------------------------------------------------------------
                                                                        % OF NET
                                                                         ASSETS
--------------------------------------------------------------------------------
Encore Acquisition Co.                                                     2.9%
Wynn Resorts, Ltd.                                                         2.4%
Station Casinos, Inc.                                                      2.2%
Jefferies Group, Inc.                                                      2.1%
Kerzner Intl., Ltd.                                                        2.0%
Four Seasons Hotels, Inc.                                                  1.9%
Edwards Lifesciences Corp.                                                 1.8%
CB Richard Ellis Group, Inc.                                               1.7%
Community Health Systems, Inc.                                             1.7%
Carter's, Inc.                                                             1.6%
--------------------------------------------------------------------------------
                                                                          20.3%
--------------------------------------------------------------------------------

                            TOP TEN INDUSTRY GROUPS
                            AS OF SEPTEMBER 30, 2005
                        (AS A PERCENTAGE OF NET ASSETS)

                           [PIE CHART GRAPHIC OMITTED]

Recreation and Resorts                           9.4%
Retail-Specialty Stores                          6.8%
Energy Services                                  6.4%
Education                                        5.2%
Restaurants                                      5.1%
Financial Services-Banking                       4.5%
Healthcare Facilities                            4.4%
Healthcare Services                              4.2%
Real Estate                                      3.7%
Healthcare Services - Insurance                  3.5%
Other                                           38.1%
Cash and Cash Equivalents                        8.7%


MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Baron Growth Fund performed well in the Fiscal year ended September 30, 2005 gaining 18.09% which was about the same as the Russell 2000, +17.95% and its small cap growth peers. According to Morningstar*, the small cap growth category (consisting of 689 funds at September 30, 2005) gained 18.53% in the year ending September 30, 2005.

BARON GROWTH FUND INVESTS IN SMALL SIZED GROWTH COMPANIES. The stock prices of small cap stocks continued to outperform the performance of larger cap stocks in Fiscal 2005. Baron Growth Fund is a long term investor in businesses. The Fund utilizes an investment approach that allows it to look beyond the current environment and develop conviction, through its own independent research of companies, in the potential profitability of a business, and therefore its value in the future. The Fund invests in what we believe are great businesses that can be purchased opportunistically at what we believe are attractive prices.

The Fund's performance was not uniform across the year. Baron Growth Fund's performance was strong in the first Fiscal quarter, +15.29%, and its performance was only up marginally for the rest of the Fiscal year. The performance of the market indices was strong in the first Fiscal quarter, but weak in the second quarter, and then strong in the third and fourth quarter of the Fiscal year.

Baron Growth Fund's performance was not uniform across industry sectors. The Fund's best performing sectors were Energy and Recreation & Resorts. The Fund performed well with its Apparel, Communications, Healthcare-Facilities, Real Estate and Financial Services-Brokerage investments. The Fund was negatively impacted by its holdings in Financial Services-Miscellaneous, Retail-Specialty Stores and Healthcare-Insurance investments.

In Fiscal 2006 the Fund intends to continue to be invested in small companies that have the potential to appreciate in value at least 100% during the next four years. We believe the Fund is invested in businesses that have the potential to grow substantially in the years ahead.

---------------
* The Morningstar composites are not weighted and represent the straight average of the annualized returns of each of the funds in the categories.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

   COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP
                    FUND** IN RELATION TO THE RUSSELL 2000*

                              [LINE GRAPH OMITTED]

       Date                   BSC            Russell 2000
--------------------------------------------------------------------------------

     9/30/1997             $10,000            $10,000
     9/30/1998               8,610              8,098
     9/30/1999              13,370              9,643
     9/30/2000              16,050             11,898
     9/30/2001              13,027              9,375
     9/30/2002              14,095              8,503
     9/30/2003              18,210             11,606
     9/30/2004              20,236             13,785
     9/30/2005              25,003             16,260

Information Presented by Fiscal Year as of September 30


AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2005


                                                                         SINCE
                                                                      INCEPTION
                                         ONE YEAR     FIVE YEARS       09/30/97
--------------------------------------------------------------------------------
Baron Small Cap Fund **                   23.56%          9.27%         12.14%
Russell 2000*                             17.95%          6.45%          6.26%

-----------

    *The Russell 2000 is an unmanaged index that measures the performance of small companies. The Russell 2000 and the Fund are with dividends. The inclusion of dividends positively impacts the performance results of the Fund and the Russell 2000.

   **Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (AS A PERCENTAGE OF NET ASSETS) AS OF
SEPTEMBER 30, 2005

--------------------------------------------------------------------------------
                                                                        % OF NET
                                                                         ASSETS
--------------------------------------------------------------------------------
Eagle Materials, Inc., Common and Cl B                                     4.3%
Alamosa Hldgs., Inc.                                                       3.4%
American Tower Corp., Cl A                                                 2.9%
FLIR Systems, Inc.                                                         2.7%
United Surgical Partners Intl., Inc.                                       2.6%
Immucor, Inc.                                                              2.4%
Brookfield Homes Corp.                                                     2.4%
Gaylord Entertainment Co.                                                  2.4%
Actuant Corp., Cl A                                                        2.0%
Anteon Intl. Corp.                                                         1.9%
--------------------------------------------------------------------------------
                                                                          27.0%
--------------------------------------------------------------------------------

                            TOP TEN INDUSTRY GROUPS
                            AS OF SEPTEMBER 30, 2005
                        (AS A PERCENTAGE OF NET ASSETS)

                           [PIE CHART GRAPHIC OMITTED]

Communications                             10.1%
Recreation and Resorts                      7.0%
Retail - Specialty  Stores                  6.6%
Medical Equipment                           6.1%
Government Services                         5.8%
Restaurants                                 5.7%
Education                                   5.6%
Business Services                           4.5%
Building Materials                          4.3%
Real Estate                                 4.2%
Other                                      35.3%
Cash and Cash Equivalents                   4.8%


MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Baron Small Cap Fund performed well in the Fiscal year ended September 30, 2005, both on an absolute basis and relative to the market indices and its peers. The Fund was up 23.56% in the year ending September 30, 2005. The Fund outperformed the Russell 2000, +17.95%, and performed significantly better than the small cap growth category (consisting of 689 funds at September 30, 2005) which according to Morningstar* rose 18.53% for the twelve months ending September 30, 2005. According to Morningstar, the Fund has significantly outperformed its small cap growth peers (consisting of 421 funds at September 30, 2005) in the five year period ending September 30, 2005, +9.27% per year versus -1.45% per year.

BARON SMALL CAP FUND INVESTS IN SMALL CAP GROWTH COMPANIES. Small cap growth stocks continued to perform well in the 2005 Fiscal year following a strong 2003 and 2004 and before that a three-year bear market. The Fund has investments in companies it believes will prosper and experience substantial growth in the years ahead.

The Fund's performance was not uniform across the year. The Fund's performance was strong in the first Fiscal quarter, +18.21%, performed well in the 3rd Fiscal quarter, +3.38%, and was nearly unchanged in the other two quarters of the Fiscal year. The Russell 2000 was strong in the first Fiscal quarter, +14.09%, but weak in the second Fiscal quarter, -5.34%, and then strong again in the last two quarters of the Fiscal year.

The performance of Baron Small Cap Fund was not uniform across sectors. The Fund experienced strong performance in Communications, Building Material and Medical Equipment. The Fund performed well with its investments in Consulting, Government Services, Healthcare-Facilities, Healthcare-Products, Home Building and Real Estate. The Fund did not perform well with its investments in Specialty Retail.

In Fiscal 2006, the Fund intends to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and ability to sustain superior levels of profitability. The Fund intends to continue to invest in smaller "Growth Companies" that have what we believe are significant long-term growth prospects that can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors; "Fallen Angels" that we believe have strong long- term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity; and "Special Situations", including spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

---------------

   * The Morningstar composites are not weighted and represent the straight average of the annualized returns of each of the funds in the categories.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT
                 IN BARON iOPPORTUNITY FUND** IN RELATION TO THE
                         S&P 500* AND NASDAQ COMPOSITE*

                              [LINE GRAPH OMITTED]

        Date                  BiO             S & P 500           NASDAQ
--------------------------------------------------------------------------------

     2/29/2000             $10,000            $10,000            $10,000
     9/30/2000               8,760             10,582              7,820
     9/30/2001               4,105              7,760              3,191
     9/30/2002               3,643              6,173              2,496
     9/30/2003               6,503              7,673              3,805
     9/30/2004               7,607              8,737              4,039
     9/30/2005               9,193              9,809              4,581

Information Presented by Fiscal Year as of September 30


AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2005

                                                                         SINCE
                                                                       INCEPTION
                                         ONE YEAR     FIVE YEARS        02/29/00
--------------------------------------------------------------------------------
Baron iOpportunity Fund **                20.84%          0.97%         -1.50%
NASDAQ Composite*                         13.44%        -10.14%         13.05%
S&P 500*                                  12.27%         -1.50%         -0.34%

-----------
    *The NASDAQ Composite,  and the S&P 500 are unmanaged  indexes.  The NASDAQ
     Composite tracks the performance of market-value weighted common stocks listed on NASDAQ; and the S&P 500 measures the performance of larger-cap equities in the stock market in general. The NASDAQ Composite is without dividends. The S&P 500 and the Fund are with dividends. The inclusion of dividends positively impacts the performance results of the Fund and the S&P 500.

   **Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance data also does not reflect the imposition of a short-term trading fee of 1% on redemptions of the Fund's shares held for less than six months.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (AS A PERCENTAGE OF NET ASSETS) AS OF
SEPTEMBER 30, 2005

--------------------------------------------------------------------------------
                                                                        % OF NET
                                                                         ASSETS
--------------------------------------------------------------------------------
Getty Images, Inc.                                                         4.1%
American Tower Corp., Cl A                                                 3.9%
Chicago Mercantile Exchange Holdings, Inc.                                 3.5%
Google, Inc.                                                               3.3%
Charles Schwab Corp.                                                       3.2%
Dell, Inc.                                                                 3.2%
Monster Worldwide, Inc.                                                    2.9%
SBA Communications Corp.                                                   2.9%
Time Warner, Inc.                                                          2.8%
Flextronics Intl., Ltd.                                                    2.6%
--------------------------------------------------------------------------------
                                                                          32.4%
--------------------------------------------------------------------------------


                            TOP TEN INDUSTRY GROUPS
                            AS OF SEPTEMBER 30, 2005
                        (AS A PERCENTAGE OF NET ASSETS)

                           [PIE CHART GRAPHIC OMITTED]

Communications                                 18.3%
Financial Services - Brokerage & Exchanges     11.3%
Advertising Services                           11.2%
Business Services                               9.9%
Media                                           9.2%
Retail-Specialty Stores                         5.4%
Enterprise Hardware                             5.2%
Consumer Services                               4.7%
Real Estate                                     4.4%
Manufacturing                                   2.7%
Other                                          10.2%
Cash and Cash Equivalents                       7.5%


MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Baron iOpportunity Fund's performance was strong, +20.84%, in the Fiscal year ending September 30, 2005. The Fund's relative performance was also strong during this period. The S&P 500 gained 12.27% and the NASDAQ Composite gained 13.44% for year ended September 30, 2005.

The market continued to recover from the three-year bear market after a strong 2003 and 2004. Baron iOpportunity Fund with its investments in technology driven companies across all sectors of the economy outperformed the technology funds and the market in general in the year ending September 30, 2005. Baron iOpportunity Fund, like the other Baron Funds, utilizes value purchase disciplines while investing in growth companies that we believe have significant long term information technology opportunities.

The performance of Baron iOpportunity Fund was not uniform across the year. The Fund's performance was strong in the first quarter of the Fiscal year, +19.79%, weak in the second quarter of the year, -10.79% and strong again in the third quarter, +5.19% and fourth quarter, +7.51%. While the Fund lagged the NASDAQ Composite in the second quarter, it significantly outperformed the Composite in the first, third and fourth quarters of the Fiscal year.

The performance of Baron iOpportunity Fund was not uniform across sectors. The Fund invests across industries in companies benefiting from the Internet and the rapidly changing information technology environment. The Fund realized strong gains in its investments in Advertising Services, Communications and Financial Services-Brokerage. The Fund was positively impacted by its investments in Leisure and Real Estate. The Fund was negatively impacted by its holdings in Business Services and Gaming Services.

In Fiscal 2006, the Fund intends to continue to invest in both Internet- related businesses, as well as established companies that we believe have significant and scalable information technology growth opportunities.

BARON FIFTH AVENUE GROWTH FUND
--------------------------------------------------------------------------------

      COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND** IN RELATION TO THE S&P 500*

                              [LINE GRAPH OMITTED]

       Date                  BFIFTH            S & P 500
--------------------------------------------------------------------------------

     4/30/2004             $10,000            $10,000
     9/30/2004               9,890             10,131
     9/30/2005              11,560             11,380

Information Presented by Fiscal Year as of September 30


AVERAGE ANNUAL TOTAL RETURNS
for the periods ended September 30, 2005

                                                         SINCE
                                                       INCEPTION
                                         ONE YEAR      04/30/2004
--------------------------------------------------------------------------------
Baron Fifth Avenue Growth Fund**          16.89%         10.77%
S&P 500*                                  12.27%          9.55%

-----------

    *The S&P 500 is an unmanaged index that measures the performance of larger-cap equities in the stock market in general. The S&P 500 and the Fund are with dividends. The inclusion of dividends positively impacts the performance results of the Fund and the S&P 500.
   **Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

BARON FIFTH AVENUE GROWTH FUND
--------------------------------------------------------------------------------

TOP 10 HOLDINGS (AS A PERCENTAGE OF NET ASSETS) AS OF
SEPTEMBER 30, 2005

--------------------------------------------------------------------------------
                                                                        % OF NET
                                                                         ASSETS
--------------------------------------------------------------------------------
American Tower Corp., Cl A                                                 2.6%
Iron Mountain, Inc.                                                        2.4%
XTO Energy, Inc.                                                           2.4%
Dell, Inc.                                                                 2.3%
MGM Mirage, Inc.                                                           2.3%
Getty Images, Inc.                                                         2.2%
Carnival Corp.                                                             2.2%
Google, Inc.                                                               2.1%
Bed Bath & Beyond, Inc.                                                    2.1%
T. Rowe Price Group, Inc.                                                  2.0%
--------------------------------------------------------------------------------
                                                                          22.6%
--------------------------------------------------------------------------------


                            TOP TEN INDUSTRY GROUPS
                            AS OF SEPTEMBER 30, 2005
                        (AS A PERCENTAGE OF NET ASSETS)

                           [PIE CHART GRAPHIC OMITTED]

Media                                         10.4%
Retail - Specialty Stores                      8.5%
Retail Consumer Staples                        6.6%
Recreation and Resorts                         6.3%
Financial Services - Brokerage & Exchanges     6.1%
Communications                                 5.3%
Advertising Services                           4.4%
Energy Services                                4.0%
Enterprise Hardware                            3.7%
Financial Services - Insurance                 3.5%
Other                                         35.0%
Cash and Cash Equivalents                      6.2%


MANAGEMENT DISCUSSION OF FUND PERFORMANCE

Baron Fifth Avenue Growth Fund was launched on April 30, 2004. The Fund performed well in the Fiscal year ending September 30, 2005. The Fund gained 16.89% and outperformed the S&P 500 which gained 12.27% and its large cap growth peers (consisting of 1359 funds at September 30, 2005) which according to Morningstar* gained 13.39% in the twelve months ending September 30, 2005.

Baron Fifth Avenue Growth Fund's performance was not uniform across the year. The Fund's performance was strong in the first Fiscal quarter, +10.92%, weak in the second quarter, -4.74%, and strong again in the last two quarters of the Fiscal year, +7.08% and +3.31%, respectively.

Baron Fifth Avenue Growth Fund's performance was not uniform across industry sectors. The Fund's performance was led by its strong performance in the Advertising Services, Energy and Brokerage Financial Services sectors. The Fund performed well with its investments in Communication, Healthcare- Insurance, Real Estate, Recreation & Resorts and Specialty Retail. The Fund was not significantly negatively impacted by its investments in any single sector.

Baron Fifth Avenue Growth Fund is a long term investor in what we believe are some of the best companies in America. The Fund is invested in larger companies which we believe have significant growth opportunities. We believe growth stocks, in general, and more specifically the stocks of those companies in which the Fund has made investments are selling at attractive prices relative to their long term prospects. As the investment world continues to focus on short term events and short term company fundamentals, we believe the Fund will be able to achieve above average rates of return by opportunistically purchasing what we believe are great companies at attractive prices when short term results are not indicative of long term business prospects.

While the Fund is only one and half years old, we are pleased with its performance so far. We are cautiously optimistic that Fiscal 2006 will prove to be another good year for Baron Fifth Avenue Growth Fund.

---------------
   * The Morningstar composites are not weighted and represent the straight average of the annualized returns of each of the funds in the categories.

BARON FUNDS
--------------------------------------------------------------------------------

FUND EXPENSES (UNAUDITED)
--------------------------------------------------------------------------------

     As a shareholder of the Fund, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Transaction costs, as in the case of Baron iOpportunity Fund, may include redemption fees. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This Example is based on an investment of $1,000 invested on April 1, 2005 and held for six months ended September 30, 2005.

ACTUAL EXPENSES

     The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled "Expenses Paid During the Period".

BASED ON ACTUAL TOTAL RETURN*

                                                                                                      EXPENSES
                                                   BEGINNING            ENDING         ANNUALIZED       PAID
                                  ACTUAL TOTAL   ACCOUNT VALUE      ACCOUNT VALUE        EXPENSE     DURING THE
                                     RETURN      APRIL 1, 2005    SEPTEMBER 30, 2005     RATIOS       PERIOD #
                                  ------------   -------------    ------------------   ----------    ----------
BARON ASSET FUND                      8.28%          $1,000             $1,083            1.34%        $ 7.00
BARON GROWTH FUND                     0.99%           1,000              1,010            1.31%          6.60
BARON SMALL CAP FUND                  4.06%           1,000              1,041            1.32%          6.75
BARON iOPPORTUNITY FUND              13.09%           1,000              1,131            1.50%          8.01
BARON FIFTH AVENUE GROWTH FUND       10.62%           1,000              1,106            1.40%          7.39

---------------
* For the six months ended September 30, 2005. Assumes all reinvestment of dividends and capital gain distributions, if any.
# Expenses are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent Fiscal half-year, then divided by 365.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN*

                                                                                                      EXPENSES
                                  HYPOTHETICAL     BEGINNING            ENDING         ANNUALIZED       PAID
                                   ANNUALIZED    ACCOUNT VALUE      ACCOUNT VALUE        EXPENSE     DURING THE
                                  TOTAL RETURN   APRIL 1, 2005    SEPTEMBER 30, 2005     RATIOS       PERIOD #
                                  ------------   -------------    ------------------   ----------    ----------
BARON ASSET FUND                      5.00%          $1,000             $1,018            1.34%        $6.78
BARON GROWTH FUND                     5.00%           1,000              1,018            1.31%         6.63
BARON SMALL CAP FUND                  5.00%           1,000              1,018            1.32%         6.68
BARON iOPPORTUNITY FUND               5.00%           1,000              1,017            1.50%         7.59
BARON FIFTH AVENUE GROWTH FUND        5.00%           1,000              1,018            1.40%         7.08

---------------
*    For the six months ended September 30, 2005.
# Expenses are equal to each Fund's respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number days in the most recent Fiscal half-year, then divided by 365.

BARON ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2005

     Shares                                               Cost              Value
 -------------------------------------------------------------------------------------
COMMON STOCKS (97.50%)
 -------------------------------------------------------------------------------------
              ADVERTISING SERVICES (0.48%)
    150,000   Getty Images, Inc.*                   $    10,110,290    $    12,906,000

              APPAREL (1.87%)
  1,000,000   Polo Ralph Lauren Corp., Cl A              19,737,919         50,300,000

              BUSINESS SERVICES (12.51%)
    675,000   Brown & Brown, Inc.                        27,801,280         33,540,750
  4,500,000   ChoicePoint, Inc.*                         52,047,773        194,265,000
  1,225,000   Iron Mountain, Inc.*                       33,816,735         44,957,500
  1,150,000   Robert Half Intl., Inc.*                    1,202,006         40,928,500
    600,000   SEI Investments Co.                        22,537,033         22,548,000
                                                    ---------------    ---------------
                                                        137,404,827        336,239,750

              CONSULTING (1.80%)
  1,250,000   Hewitt Associates, Inc.*                   30,901,952         34,100,000
    280,000   Moody's Corp.                               7,256,123         14,302,400
                                                    ---------------    ---------------
                                                         38,158,075         48,402,400

              CONSUMER SERVICES (1.09%)
    250,000   H&R Block, Inc.                             5,226,858          5,995,000
    450,000   Weight Watchers Intl., Inc.*               12,953,988         23,211,000
                                                    ---------------    ---------------
                                                         18,180,846         29,206,000

              EDUCATION (5.68%)
  1,400,000   Apollo Group, Inc., Cl A*                  14,084,763         92,946,000
  1,275,000   DeVry, Inc.*                                7,614,588         24,288,750
  1,100,000   Education Mgmt. Corp.*                      6,886,519         35,464,000
                                                    ---------------    ---------------
                                                         28,585,870        152,698,750
              ENERGY SERVICES (6.94%)
    165,000   Arch Coal, Inc.                             7,836,342         11,137,500
    500,000   SEACOR Holdings, Inc.*                     14,322,278         36,290,000
    200,000   Ultra Petroleum Corp.*                      4,847,419         11,376,000
    168,815   Valero Energy Corp.                        12,116,374         19,086,224
  2,400,000   XTO Energy, Inc.                           18,213,449        108,768,000
                                                    ---------------    ---------------
                                                         57,335,862        186,657,724

              FINANCIAL SERVICES -- ASSET
                MANAGEMENT (2.97%)
     82,900   Alliance Capital Management
                Holding L.P.                              3,897,453          3,966,765
    650,000   Eaton Vance Corp.                          12,749,664         16,133,000
    850,000   Nuveen Investments, Inc.                   28,950,827         33,481,500
    400,000   T. Rowe Price Group, Inc.                  21,584,167         26,120,000
                                                    ---------------    ---------------
                                                         67,182,111         79,701,265

              FINANCIAL SERVICES -- BANKING (1.20%)
    275,000   City National Corp.                        19,920,112         19,274,750
    425,000   Commerce Bancorp, Inc.                     10,525,979         13,043,250
                                                    ---------------    ---------------
                                                         30,446,091         32,318,000

              FINANCIAL SERVICES -- BROKERAGE AND
                EXCHANGES (8.50%)
  9,400,000   Charles Schwab Corp.                       23,571,677        135,642,000
    275,000   Chicago Mercantile Exchange
                Holdings, Inc.                           20,044,179         92,757,500
                                                    ---------------    ---------------
                                                         43,615,856        228,399,500

              FINANCIAL SERVICES --
                INSURANCE (4.41%)
  1,000,000   Arch Capital Group, Ltd.*                  33,841,383         49,590,000
    800,000   Assurant, Inc.                             25,946,595         30,448,000
  1,350,000   Axis Capital Holdings, Ltd.                34,853,219         38,488,500
                                                    ---------------    ---------------
                                                         94,641,197        118,526,500

              FINANCIAL SERVICES --
                MISCELLANEOUS (2.40%)
    200,000   CapitalSource, Inc.*                        4,596,873          4,360,000
  1,200,000   First Marblehead Corp.*                    45,374,185         30,480,000
    125,000   The Student Loan Corp.                     17,812,742         29,610,000
                                                    ---------------    ---------------
                                                         67,783,800         64,450,000

     Shares                                               Cost              Value
 -------------------------------------------------------------------------------------

              HEALTHCARE FACILITIES (3.30%)
    800,000   Community Health Systems, Inc.*       $    20,710,259    $    31,048,000
  1,500,000   Manor Care, Inc.                           32,956,389         57,615,000
                                                    ---------------    ---------------
                                                         53,666,648         88,663,000

              HEALTHCARE PRODUCTS (3.44%)
    540,000   DENTSPLY International, Inc.               23,319,203         29,170,800
    800,000   Henry Schein, Inc.*                        22,796,151         34,096,000
    200,000   The Cooper Companies, Inc.                 13,746,522         15,322,000
    200,000   Zimmer Holdings, Inc.*                      6,087,903         13,778,000
                                                    ---------------    ---------------
                                                         65,949,779         92,366,800

              HEALTHCARE SERVICES (2.46%)
    250,000   Caremark Rx, Inc.*                          5,389,305         12,482,500
    525,000   Charles River Laboratories Intl.,
              Inc.*                                      16,106,774         22,900,500
    425,000   Fisher Scientific Intl., Inc.*             24,522,276         26,371,250
     75,000   Stericycle, Inc.*                           4,288,398          4,286,250
                                                    ---------------    ---------------
                                                         50,306,753         66,040,500

              HEALTHCARE SERVICES --
                INSURANCE (3.39%)
  1,200,000   WellPoint, Inc.*                           33,488,049         90,984,000

              HOME BUILDING (3.64%)
     50,000   NVR, Inc.*                                 17,016,424         44,247,500
  1,200,000   Toll Brothers, Inc.*                       24,270,884         53,604,000
                                                    ---------------    ---------------
                                                         41,287,308         97,851,500

              HOTELS AND LODGING (2.59%)
    545,500   Choice Hotels Intl., Inc.                   5,486,878         35,261,120
    600,000   Four Seasons Hotels, Inc.                  21,913,206         34,440,000
                                                    ---------------    ---------------
                                                         27,400,084         69,701,120

              MEDIA (1.63%)
    200,000   Cox Radio, Inc., Cl A*                      1,202,695          3,040,000
    260,000   Radio One, Inc., Cl A*                      2,068,065          3,420,300
    400,000   Radio One, Inc., Cl D*                      2,671,005          5,260,000
    625,000   Saga Comm., Inc., Cl A*                     2,476,020          8,312,500
    350,000   Univision Comm., Inc., Cl A*                3,148,975          9,285,500
    400,000   XM Satellite Radio Holdings, Inc.,
               Cl A*                                     10,264,436         14,364,000
                                                    ---------------    ---------------
                                                         21,831,196         43,682,300

              REAL ESTATE (4.46%)
    314,000   Alexander's, Inc.*#                        20,453,936         84,780,000
    600,000   CB Richard Ellis Group, Inc.*              20,815,727         29,520,000
    141,844   Corrections Corp. of America*                   1,418          5,631,207
                                                    ---------------    ---------------
                                                         41,271,081        119,931,207

              RECREATION AND RESORTS (12.33%)
    250,000   Boyd Gaming Corp.                          11,330,524         10,780,000
  2,400,000   Kerzner Intl., Ltd.*#                      77,808,281        133,320,000
  3,000,000   Vail Resorts, Inc.*#                       61,273,805         86,250,000
    850,000   Wynn Resorts, Ltd.*                        19,006,090         38,377,500
  1,459,408   Wynn Resorts, Ltd.*@                       30,030,772         62,597,657
                                                    ---------------    ---------------
                                                        199,449,472        331,325,157

              RESTAURANTS (0.87%)
    750,000   The Cheesecake Factory, Inc.*              15,604,748         23,430,000

              RETAIL -- CONSUMER STAPLES (2.00%)
    400,000   Whole Foods Market, Inc.                   19,142,059         53,780,000

              RETAIL -- SPECIALTY STORES (2.58%)
    550,000   CarMax, Inc.*                              14,602,973         17,198,500
    100,000   Dollar Tree Stores, Inc.*                     506,349          2,165,000
    225,000   Ethan Allen Interiors, Inc.                 6,129,012          7,053,750
    500,000   O'Reilly Automotive, Inc.*                 12,587,918         14,090,000
    725,000   Tiffany & Co.                              23,301,801         28,833,250
                                                    ---------------    ---------------
                                                         57,128,053         69,340,500

                       See Notes to Financial Statements

BARON ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2005

   Shares                                               Cost              Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------------
             TRANSPORTATION (2.85%)
  750,000    C. H. Robinson Worldwide, Inc.       $    27,854,391    $    48,090,000
  500,000    Expeditors International of
              Washington, Inc.                         24,492,142         28,390,000
                                                  ---------------    ---------------
                                                       52,346,533         76,480,000

             UTILITY SERVICES (2.11%)
2,205,000    Southern Union Co.*                       27,564,041         56,822,850
                                                  ---------------    ---------------
TOTAL COMMON STOCKS                                 1,319,618,548      2,620,204,823
                                                  ---------------    ---------------
------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.35%)
------------------------------------------------------------------------------------
             EDUCATION (0.01%)
  105,264    Apollo International, Inc. S-A CV
              Pfd.*@#                                   2,000,016            400,000

             HEALTHCARE SERVICES (0.34%)
    5,849    Somerford Corp. S-A Conv. Pfd.* @          9,090,399          9,090,397
                                                  ---------------    ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS                     11,090,415          9,490,397
                                                  ---------------    ---------------

Principal Amount                                          Cost              Value
--------------------------------------------------------------------------------------
CORPORATE BONDS (0.10%)
--------------------------------------------------------------------------------------
              HEALTHCARE SERVICES
$ 2,666,667   Somerford Corp. 8.50%
                Sub. Conv. Deb.
                due 04/23/2006@                     $     2,666,667    $     2,666,667
                                                    ---------------    ---------------
--------------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (1.97%)
--------------------------------------------------------------------------------------
 20,000,000   Citicorp 3.65%
                due 10/03/2005                           20,000,000         20,000,000
 33,000,000   Steamboat Funding 3.77%
                due 10/05/2005                           33,000,000         33,000,000
                                                    ---------------    ---------------
TOTAL SHORT TERM MONEY MARKET
 INSTRUMENTS                                             53,000,000         53,000,000
                                                    ---------------    ---------------
TOTAL INVESTMENTS (99.92%)                          $ 1,386,375,630      2,685,361,887
                                                    ===============
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.08%)                                                    2,079,938
                                                                       ---------------
NET ASSETS (EQUIVALENT TO $56.52 PER
 SHARE BASED ON 47,549,752 SHARES
 OUTSTANDING)                                                          $ 2,687,441,825
                                                                       ===============

---------------
%   Represents percentage of net assets
@   See Note 7 regarding restricted and fair valued securities.
#   See Note 9 regarding "affiliated investments".
*   Non-income producing securities

                       See Notes to Financial Statements.

BARON GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2005

   Shares                                               Cost              Value
------------------------------------------------------------------------------------
COMMON STOCKS (90.07%)
------------------------------------------------------------------------------------
             ADVERTISING SERVICES (1.10%)
  350,000    Getty Images, Inc.*                  $     7,538,649    $    30,114,000
  950,000    Harte-Hanks, Inc.                         21,592,613         25,108,500
                                                  ---------------    ---------------
                                                       29,131,262         55,222,500

             APPAREL (1.65%)
1,450,000    Carter's, Inc.*#                          39,178,712         82,360,000

             BUILDING MACHINERY (0.48%)
  525,000    Tractor Supply Co.*                       19,687,111         23,966,250

             BUSINESS SERVICES (2.94%)
  300,000    Brown & Brown, Inc.                        9,830,329         14,907,000
1,600,000    ChoicePoint, Inc.*                        35,852,211         69,072,000
1,275,000    CoPart, Inc.*                             30,167,238         30,434,250
1,200,000    Gevity HR, Inc.                           23,307,192         32,688,000
                                                  ---------------    ---------------
                                                       99,156,970        147,101,250

             CHEMICAL (1.12%)
  925,000    Senomyx, Inc.*                             8,395,597         15,752,750
1,550,000    Symyx Technologies, Inc.*                 24,306,392         40,486,000
                                                  ---------------    ---------------
                                                       32,701,989         56,238,750

             COMMUNICATIONS (2.78%)
2,200,000    American Tower Corp., Cl A*                8,043,690         54,890,000
  800,000    Crown Castle Intl. Corp.*                  3,043,908         19,704,000
  840,000    Equinix, Inc.*                            26,832,685         34,986,000
1,900,000    SBA Communications Corp.*                  7,524,467         29,355,000
                                                  ---------------    ---------------
                                                       45,444,750        138,935,000

             CONSULTING (1.00%)
1,320,000    Hewitt Associates, Inc.*                  32,467,626         36,009,600
  600,000    LECG Corp.*                               12,477,679         13,800,000
                                                  ---------------    ---------------
                                                       44,945,305         49,809,600

             CONSUMER SERVICES (1.40%)
  825,000    Chemed Corp.                              30,319,063         35,755,500
1,075,000    Morningstar, Inc.*                        22,528,468         34,400,000
                                                  ---------------    ---------------
                                                       52,847,531         70,155,500

             EDUCATION (5.16%)
3,700,000    DeVry, Inc.*#                             62,024,338         70,485,000
2,500,000    Education Mgmt. Corp.*                    58,705,529         80,600,000
  700,000    Strayer Education, Inc.                   57,859,739         66,164,000
1,150,000    Universal Technical Institute,
              Inc.*                                    31,350,206         40,951,500
                                                  ---------------    ---------------
                                                      209,939,812        258,200,500

             ENERGY SERVICES (6.36%)
  475,000    Carbo Ceramics, Inc.                      29,997,072         31,345,250
3,700,000    Encore Acquisition Co.*#                  64,684,811        143,745,000
1,100,000    FMC Technologies, Inc.*                   25,188,996         46,321,000
  300,000    Foundation Coal Holdings, Inc.            11,010,993         11,535,000
  400,000    Petroleum Helicopters, Inc.*              10,077,790         12,408,000
  325,000    Range Resources Corp.                      8,333,342         12,548,250
  440,000    SEACOR Holdings, Inc.*                    17,768,097         31,935,200
  650,000    Whiting Petroleum Corp.*                  22,550,925         28,496,000
                                                  ---------------    ---------------
                                                      189,612,026        318,333,700

             FINANCIAL SERVICES --
              ASSET MANAGEMENT (1.97%)
  350,000    BlackRock, Inc., Cl A                      7,036,572         31,017,000
1,400,000    Cohen & Steers, Inc.                      20,654,871         28,000,000
  650,000    Eaton Vance Corp.                         11,290,146         16,133,000
  260,000    GAMCO Investors, Inc. (formerly
              Gabelli Asset Mgmt., Inc., Cl A)          3,811,537         11,921,000
  290,000    Nuveen Investments, Inc.                   7,748,686         11,423,100
                                                  ---------------    ---------------
                                                       50,541,812         98,494,100

   Shares                                               Cost              Value
------------------------------------------------------------------------------------
             FINANCIAL SERVICES -- BANKING (4.51%)
2,000,000    Amegy Bancorporation, Inc.           $    38,945,228    $    45,260,000
  650,000    Cathay General Bancorp                    23,733,873         23,049,000
  850,000    Center Financial Corp.#                   18,904,650         19,975,000
  525,000    Central Pacific Financial Corp.           18,332,584         18,469,500
1,300,000    First Republic Bank                       40,949,132         45,799,000
4,000,000    UCBH Holdings, Inc.                       80,006,240         73,280,000
                                                  ---------------    ---------------
                                                      220,871,707        225,832,500

             FINANCIAL SERVICES -- BROKERAGE &
              EXCHANGES (2.56%)
1,000,000    International Securities
              Exchange, Inc.*                          27,415,686         23,400,000
2,400,000    Jefferies Group, Inc.                     73,517,475        104,520,000
                                                  ---------------    ---------------
                                                      100,933,161        127,920,000

             FINANCIAL SERVICES -- INSURANCE (1.63%)
1,650,000    Arch Capital Group, Ltd.*                 51,045,431         81,823,500

             FINANCIAL SERVICES --
              MISCELLANEOUS (2.02%)
1,000,000    CheckFree Corp.*                          18,042,917         37,820,000
2,500,000    First Marblehead Corp.*                   78,581,847         63,500,000
                                                  ---------------    ---------------
                                                       96,624,764        101,320,000

             FOOD AND AGRICULTURE (1.09%)
1,300,000    Ralcorp Hldgs., Inc.*                     49,808,236         54,496,000

             GAMING SERVICES (1.27%)
  650,000    Scientific Games Corp.*                   14,358,938         20,150,000
1,650,000    Shuffle Master, Inc.*                     45,610,427         43,609,500
                                                  ---------------    ---------------
                                                       59,969,365         63,759,500

             GOVERNMENT SERVICES (0.98%)
1,150,000    Anteon Intl. Corp.*                       34,526,770         49,174,000

             HEALTHCARE FACILITIES (4.38%)
2,200,000    Community Health Systems, Inc.*           55,160,342         85,382,000
1,800,000    Manor Care, Inc.                          33,815,991         69,138,000
1,650,000    United Surgical Partners Intl.,
              Inc.*                                    23,181,527         64,531,500
                                                  ---------------    ---------------
                                                      112,157,860        219,051,500

             HEALTHCARE PRODUCTS (2.44%)
1,950,000    DepoMed, Inc.*                            11,124,661         12,636,000
2,000,000    Edwards Lifesciences Corp.*               59,602,586         88,820,000
  275,000    INAMED Corp.*                             12,316,626         20,812,000
                                                  ---------------    ---------------
                                                       83,043,873        122,268,000

             HEALTHCARE SERVICES (4.21%)
1,703,200    Charles River Laboratories Intl.,
              Inc.*                                    52,306,788         74,293,584
  750,000    Gen-Probe, Inc.*                          31,671,124         37,087,500
  160,000    IDEXX Laboratories, Inc.*                  9,006,923         10,700,800
  650,000    LabOne, Inc.*                             22,795,231         28,275,000
1,600,000    Odyssey Healthcare, Inc.*                 18,550,503         27,152,000
1,100,000    PRA International*                        25,870,873         33,341,000
                                                  ---------------    ---------------
                                                      160,201,442        210,849,884

             HEALTHCARE SERVICES --
             INSURANCE (3.55%)
3,800,000    AMERIGROUP Corp.*#                        70,530,101         72,656,000
3,199,500    Centene Corp.*#                           30,057,986         80,083,485
1,100,000    Universal American Financial
              Corp.*                                   25,935,107         25,014,000
                                                  ---------------    ---------------
                                                      126,523,194        177,753,485

             HOME BUILDING (1.10%)
  100,000    Beazer Homes USA, Inc.                     3,848,651          5,867,000
  150,000    Brookfield Homes Corp.                     1,213,559          8,329,500
  800,000    Hovnanian Enterprises, Inc.*              19,881,886         40,960,000
                                                  ---------------    ---------------
                                                       24,944,096         55,156,500

             HOTELS AND LODGING (2.91%)
  795,400    Choice Hotels Intl., Inc.                  9,297,751         51,414,656
1,641,000    Four Seasons Hotels, Inc.                 62,433,578         94,193,400
                                                  ---------------    ---------------
                                                       71,731,329        145,608,056

                       See Notes to Financial Statements.

BARON GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2005

   Shares                                               Cost              Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------------
             MEDIA (1.58%)
  480,000    Central European Media
              Enterprises Ltd.*                   $    22,193,721       $ 25,348,800
  150,000    Citadel Broadcasting Corp.*                2,228,164          2,059,500
  360,000    Cumulus Media, Inc.*                       5,918,230          4,496,400
  425,000    Entravision Comm. Corp., Cl A*             2,363,340          3,344,750
  675,000    Gray Television, Inc.                      5,568,750          7,148,250
1,112,500    LIN TV Corp., Cl A*                       23,414,430         15,519,375
  250,000    Radio One, Inc., Cl A*                     2,371,787          3,288,750
  850,000    Radio One, Inc., Cl D*                     9,027,369         11,177,500
  450,500    Saga Comm., Inc., Cl A*                    3,021,727          5,991,650
   50,000    WorldSpace, Inc.*                          1,050,000            704,500
                                                  ---------------    ---------------
                                                       77,157,518         79,079,475
             MEDICAL EQUIPMENT (0.40%)
  275,000    Intuitive Surgical, Inc.*                  4,029,661         20,154,750

             PRINTING AND PUBLISHING (1.01%)
1,400,000    ProQuest Co.*                             43,683,119         50,680,000

             REAL ESTATE (3.71%)
   75,000    Alexander's, Inc.*                         5,683,589         20,250,000
1,750,000    CB Richard Ellis Group, Inc.*             38,014,092         86,100,000
  666,667    CBRE Realty Finance, Inc. 144A*@          10,000,005         10,000,005
  899,600    CoStar Group, Inc.*                       38,457,938         42,029,312
2,429,800    Spirit Finance Corp.*                     28,350,595         27,335,250
                                                  ---------------    ---------------
                                                      120,506,219        185,714,567
             RECREATION AND RESORTS (8.34%)
1,750,000    Ameristar Casinos, Inc.                   34,529,101         36,470,000
  200,000    Boyd Gaming Corp.                          5,345,491          8,624,000
  525,000    Gaylord Entertainment Co.*                15,225,311         25,016,250
1,425,000    Isle of Capri Casinos, Inc.*              29,990,333         30,466,500
1,800,000    Kerzner Intl., Ltd.*                      49,095,087         99,990,000
  102,000    Life Time Fitness, Inc.*                   3,319,109          3,380,280
1,700,000    Station Casinos, Inc.                     39,029,399        112,812,000
1,250,000    Vail Resorts, Inc.*                       21,897,070         35,937,500
  925,000    Wynn Resorts, Ltd. *                      11,982,289         41,763,750
  537,677    Wynn Resorts, Ltd. *@                     11,063,956         23,062,311
                                                  ---------------    ---------------
                                                      221,477,146        417,522,591
             RESTAURANTS (5.15%)
  950,000    California Pizza Kitchen, Inc.*           24,386,635         27,778,000
  750,000    Panera Bread Co., Cl A*                   25,159,032         38,385,000
  600,000    Peet's Coffee & Tea, Inc.*                12,288,337         18,372,000
1,300,000    P.F. Chang's China Bistro, Inc.*          61,532,458         58,279,000
  800,000    Red Robin Gourmet Burgers, Inc.*          45,540,089         36,672,000
2,500,000    The Cheesecake Factory, Inc.*             54,474,009         78,100,000
                                                  ---------------    ---------------
                                                      223,380,560        257,586,000
             RETAIL -- SPECIALTY STORES
             (6.79%)
  875,000    Blue Nile, Inc.*                          26,058,719         27,685,000
2,000,000    Cabela's, Inc.*                           47,957,278         36,740,000
1,650,000    CarMax, Inc.*                             34,948,928         51,595,500
2,500,000    Dick's Sporting Goods, Inc.*              86,074,246         75,275,000
1,346,300    DSW, Inc.*                                33,033,580         28,541,560
  400,000    Ethan Allen Interiors, Inc.                9,975,567         12,540,000
  850,000    Guitar Center, Inc.*                      49,393,412         46,928,500
1,150,000    PETCO Animal Supplies, Inc.*              23,143,357         24,334,000
1,800,000    Select Comfort Corp.*                     38,016,795         35,964,000
                                                  ---------------    ---------------
                                                      348,601,882        339,603,560
             SOFTWARE (0.71%)
  800,000    Kronos, Inc.*                             19,822,296         35,712,000

      Shares                                              Cost               Value
 --------------------------------------------------------------------------------------
               TRANSPORTATION (2.06%)
   1,242,500   Genesee & Wyoming, Inc.*              $    28,652,530   $     39,387,250
     375,000   JetBlue Airways Corp.*                      8,508,224          6,600,000
     550,000   Landstar System, Inc.*                     13,610,268         22,016,500
     450,000   UTI Worldwide, Inc.                        31,481,477         34,965,000
                                                     ---------------    ---------------
                                                          82,252,499        102,968,750
               UTILITY SERVICES (1.71%)
   1,500,000   ITC Holdings Corp.                         40,425,620         43,470,000
   1,627,498   Southern Union Co.*                        19,474,277         41,940,623
                                                     ---------------    ---------------
                                                          59,899,897         85,410,623
                                                     ---------------    ---------------
TOTAL COMMON STOCKS                                    3,206,379,305      4,508,262,391
                                                     ---------------    ---------------
---------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (0.15%)
---------------------------------------------------------------------------------------
               PHARMACEUTICAL
     750,000   Reliant Pharmaceuticals LLC
                 Series D*@                               15,000,000          7,500,000
                                                     ---------------    ---------------
Principal Amount
---------------------------------------------------------------------------------------
CORPORATE BONDS (1.08%)
---------------------------------------------------------------------------------------
               RECREATION AND RESORTS
$ 26,000,000   Wynn Resorts 6.00%
                 Sub. Conv. Deb.
                 due 07/15/2015                           25,440,575         53,899,040
                                                     ---------------    ---------------
---------------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (9.17%)
---------------------------------------------------------------------------------------
  54,217,009   American Express Corp. 3.62%
                 due 10/04/2005                           54,217,009         54,217,009
   9,992,903   Chevron Texaco Corp. 3.65%
                 due 10/06/2005                            9,992,903          9,992,903
  74,946,771   Citicorp 3.65%
                 due 10/03/2005                           74,946,771         74,946,771
  18,807,097   Citicorp 3.65%
                 due 10/06/2005                           18,807,097         18,807,097
  74,946,771   General Electric Capital Corp. 3.65%
                 due 10/03/2005                           74,946,771         74,946,771
  51,000,000   Steamboat Funding 3.77%
                 due 10/05/2005                           51,000,000         51,000,000
  70,906,457   UBS Securities 3.65%
                 due 10/03/2005                           70,906,457         70,906,457
 104,399,999   UBS Securities 3.65%
                 due 10/05/2005                          104,399,999        104,399,999
                                                     ---------------    ---------------
TOTAL SHORT TERM MONEY MARKET
   INSTRUMENTS                                           459,217,007        459,217,007
                                                     ---------------    ---------------
TOTAL INVESTMENTS (100.47%)                          $ 3,706,036,887      5,028,878,438
                                                     ===============
LIABILITIES LESS CASH
  AND OTHER ASSETS (-0.47%)                                                 (23,729,575)
                                                                        ---------------
NET ASSETS (EQUIVALENT TO $45.96 PER
   SHARE BASED ON 108,907,073 SHARES
   OUTSTANDING)                                                        $  5,005,148,863
                                                                        ===============

---------------
%   Represents percentage of net assets
@   See Note 7 regarding restricted and fair valued securities.
#   See Note 9 regarding "affiliated investments".
*   Non-income producing securities

                       See Notes to Financial Statements.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2005

   Shares                                               Cost              Value
------------------------------------------------------------------------------------
COMMON STOCKS (94.78%)
------------------------------------------------------------------------------------
             ADVERTISING SERVICES (1.23%)
  550,000    R.H. Donnelley Corp.*                $    16,121,330    $    34,793,000

             APPAREL (1.43%)
  650,000    Carter's, Inc.*                           21,552,174         36,920,000
  250,000    Maidenform Brands, Inc.*                   4,250,000          3,437,500
                                                  ---------------    ---------------
                                                       25,802,174         40,357,500
             BUILDING MACHINERY (1.21%)
  750,000    Tractor Supply Co.*                       26,626,906         34,237,500

             BUILDING MATERIALS (4.29%)
1,000,000    Eagle Materials, Inc., Cl B#              62,853,442        115,700,000
   45,600    Eagle Materials, Inc.#                     3,644,792          5,534,472
                                                  ---------------    ---------------
                                                       66,498,234        121,234,472
             BUSINESS SERVICES (4.47%)
  725,000    ChoicePoint, Inc.*                         6,949,762         31,298,250
1,800,000    DX Services plc^                          11,518,326         10,596,600
1,200,000    First Advantage Corp., Cl A*              23,607,916         35,280,000
1,082,000    Infocrossing, Inc.*#                       9,903,091          9,943,580
  975,000    Iron Mountain, Inc.*                      10,010,523         35,782,500
  460,200    PeopleSupport, Inc.*                       3,849,719          3,612,570
                                                  ---------------    ---------------
                                                       65,839,337        126,513,500
             CHEMICAL (0.24%)
  550,000    Chemtura Corp. (formerly Crompton
              Corp.)                                    8,231,663          6,831,000

             COMMUNICATIONS (10.11%)
5,550,000    Alamosa Hldgs., Inc.*                     32,186,799         94,960,500
3,350,000    American Tower Corp., Cl A*               19,090,630         83,582,500
  600,000    NeuStar, Inc.*                            16,030,999         19,194,000
2,000,000    SBA Communications Corp.*                 10,934,506         30,900,000
4,250,000    UbiquiTel, Inc.*                          17,865,463         37,145,000
  750,000    USA Mobility, Inc.*                       16,280,379         20,235,000
                                                  ---------------    ---------------
                                                      112,388,776        286,017,000
             CONSULTING (3.48%)
  275,000    Corporate Executive Board Co.*             4,596,431         21,444,500
  400,000    Gartner Group, Inc.*                       3,794,060          4,676,000
1,650,000    LECG Corp.*#                              32,939,131         37,950,000
1,800,000    Navigant Consulting, Inc.*                31,385,220         34,488,000
                                                  ---------------    ---------------
                                                       72,714,842         98,558,500
             CONSUMER PRODUCTS (2.07%)
1,050,000    Acco Brands Corp.*                        25,808,682         29,631,000
  100,000    Dolby Laboratories, Inc.*                  2,035,270          1,600,000
1,625,000    DTS, Inc.*#                               34,251,425         27,365,000
                                                  ---------------    ---------------
                                                       62,095,377         58,596,000
             EDUCATION (5.61%)
  500,000    Apollo Group, Inc., Cl A*                  4,269,664         33,195,000
1,000,000    Career Education Corp.*                    2,204,026         35,560,000
  184,000    Educate, Inc. *                            2,024,000          2,760,000
  444,000    Strayer Education, Inc.                   37,452,157         41,966,880
1,265,700    Universal Technical Institute,
              Inc.*                                    37,822,362         45,071,577
                                                  ---------------    ---------------
                                                       83,772,209        158,553,457
             ENERGY SERVICES (0.61%)
  560,000    Petroleum Helicopters, Inc.*              14,202,259         17,371,200

             FINANCIAL SERVICES -- ASSET
              MANAGEMENT (0.41%)
  250,000    GAMCO Investors, Inc. (formerly
              Gabelli Asset Mgmt., Inc., Cl A)          4,356,166         11,462,500

             FINANCIAL SERVICES -- BANKING (0.36%)
1,500,000    Cash Systems, Inc.*#                      10,062,346         10,305,000

             FINANCIAL SERVICES -- INSURANCE (0.35%)
  200,000    Arch Capital Group, Ltd.*                  5,515,966          9,918,000

   Shares                                               Cost              Value
------------------------------------------------------------------------------------
             FINANCIAL SERVICES --
              MISCELLANEOUS (0.79%)

1,000,000    KKR Financial Corp.*                 $    24,543,895    $    22,240,000

             GOVERNMENT SERVICES (5.76%)
1,252,500    Anteon Intl. Corp.*                       32,627,766         53,556,900
2,571,500    FLIR Systems, Inc.*                       57,960,481         76,064,970
1,260,749    Mantech Intl. Corp. *                     24,467,144         33,296,381
                                                  ---------------    ---------------
                                                      115,055,391        162,918,251
             HEALTHCARE FACILITIES (3.49%)
1,353,700    American Retirement Corp.*                15,157,651         25,490,171
1,875,000    United Surgical Partners Intl.,
              Inc.*                                    22,780,745         73,331,250
                                                  ---------------    ---------------
                                                       37,938,396         98,821,421
             HEALTHCARE PRODUCTS (1.61%)
  600,000    INAMED Corp.*                             29,950,811         45,408,000

             HEALTHCARE SERVICES (1.15%)
  200,000    Gen-Probe, Inc.*                           9,800,735          9,890,000
  750,000    PRA International*                        17,574,319         22,732,500
                                                  ---------------    ---------------
                                                       27,375,054         32,622,500
             HOME BUILDING (2.42%)
1,231,600    Brookfield Homes Corp.                    26,689,083         68,390,748

             LEISURE (1.71%)
1,000,000    Lakes Entertainment, Inc.*                13,665,909         10,050,000
1,500,000    MarineMax, Inc.*#                         39,664,697         38,235,000
                                                  ---------------    ---------------
                                                       53,330,606         48,285,000
             MACHINERY & ELECTRONICS (0.96%)
  750,000    Flowserve Corp.*                          22,465,132         27,262,500

             MANUFACTURING (3.36%)
1,232,000    Actuant Corp., Cl A*                      49,012,546         57,657,600
  503,800    Intermagnetics General Corp.*             12,048,645         14,076,172
1,100,000    Measurement Specialties, Inc. *#          26,507,672         23,320,000
                                                  ---------------    ---------------
                                                       87,568,863         95,053,772
             MEDIA (2.95%)
1,250,000    CKX, Inc.*                                14,102,674         15,712,500
  321,600    DakTronics, Inc.*                          7,298,811          7,711,968
1,350,000    Gray Television, Inc.                     11,348,508         14,296,500
2,400,000    Radio One, Inc., Cl D*                    27,663,129         31,560,000
  380,000    Regal Entertainment Group, Cl A            4,528,833          7,615,200
  325,000    Westwood One, Inc.                         3,497,838          6,464,250
                                                  ---------------    ---------------
                                                       68,439,793         83,360,418
             MEDICAL EQUIPMENT (6.12%)
2,500,000    Immucor, Inc.*#                           25,081,859         68,600,000
  600,000    Intuitive Surgical, Inc.*                  8,832,642         43,974,000
  941,600    Kensey Nash Corp.*#                       28,782,924         28,869,456
  660,191    Lifeline Systems, Inc.*                   15,537,121         22,070,185
  350,000    Wilson Greatbatch Technologies,
              Inc.*                                     6,719,443          9,604,000
                                                  ---------------    ---------------
                                                       84,953,989        173,117,641
             MINERALS & MINING (0.57%)
  750,000    Novelis, Inc.                             16,429,106         16,080,000

             PRINTING AND PUBLISHING (1.20%)
1,500,000    Interactive Data Corp.*                   22,596,628         33,975,000

             REAL ESTATE (4.21%)
1,000,000    CB Richard Ellis Group, Inc.*             29,930,479         49,200,000
5,260,000    Countrywide plc^                          30,151,798         36,115,160
3,000,000    Spirit Finance Corp.*                     35,601,168         33,750,000
                                                  ---------------    ---------------
                                                       95,683,445        119,065,160


                       See Notes to Financial Statements.

BARON SMALL CAP FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2005

   Shares                                               Cost              Value
------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
------------------------------------------------------------------------------------
             RECREATION AND RESORTS (7.03%)
  700,000    Ameristar Casinos, Inc.              $    12,671,576    $    14,588,000
1,400,000    Gaylord Entertainment Co.*                41,624,724         66,710,000
1,500,000    Great Canadian Gaming Corp.*^             22,586,203         22,903,200
2,500,000    Great Wolf Resorts, Inc.*#                49,596,418         25,850,000
  550,000    Kerzner Intl., Ltd.*                      13,662,714         30,552,500
  850,000    Wynn Resorts, Ltd. *                      12,016,631         38,377,500
                                                  ---------------    ---------------
                                                      152,158,266        198,981,200
             RESTAURANTS (5.66%)
1,850,000    AFC Enterprises, Inc.*#                   32,016,945         21,349,000
  250,000    BJ's Restaurants, Inc.*                    3,875,000          5,107,500
  350,000    Panera Bread Co., Cl A*                    9,869,197         17,913,000
  990,000    P.F. Chang's China Bistro, Inc.*          50,496,634         44,381,700
2,700,000    Texas Roadhouse, Inc.*                    33,450,103         40,230,000
1,000,000    The Cheesecake Factory, Inc.*             21,235,694         31,240,000
                                                  ---------------    ---------------
                                                      150,943,573        160,221,200
             RETAIL -- CONSUMER STAPLES (1.03%)
1,127,364    NuCO2, Inc.*#                             28,004,404         29,029,623

             RETAIL -- SPECIALTY STORES
             (6.44%)
  700,000    99 Cents Only Stores*                      8,091,122          6,475,000
  600,000    Aeropostale, Inc.*                         9,779,864         12,750,000
1,157,503    Casual Male Retail Group, Inc.*#           5,361,112          7,963,621
1,100,000    Design Within Reach, Inc.*#               17,344,209          9,933,000
1,483,700    DSW, Inc., Cl A*                          35,738,298         31,454,440
1,200,000    Fossil, Inc.*                             25,931,217         21,828,000
1,300,000    Hot Topic, Inc.*                          20,830,936         19,968,000
  600,000    Kenneth Cole Productions, Inc.,
              Cl A                                     10,318,483         16,374,000
  500,000    Provide Commerce, Inc.*                    9,532,100         12,135,000
3,000,000    Quiksilver, Inc.*                         25,050,216         43,350,000
                                                  ---------------    ---------------
                                                      167,977,557        182,231,061
             TRANSPORTATION (2.45%)
  850,000    Grupo Aeroportuario Del Sureste
              SA de CV                                 26,273,985         33,915,000
  650,000    JetBlue Airways Corp.*                    11,502,058         11,440,000
2,400,000    WestJet Airlines, Ltd.*^                  21,305,466         23,803,920
                                                  ---------------    ---------------
                                                       59,081,509         69,158,920
                                                  ---------------    ---------------
TOTAL COMMON STOCKS                                 1,845,413,086      2,680,971,044
                                                  ---------------    ---------------
------------------------------------------------------------------------------------
WARRANTS (0.14%)
------------------------------------------------------------------------------------
             BUSINESS SERVICES (0.01%)
  222,575    Infocrossing, Inc.
              Warrants Exp 10/16/2008*@#                   31,784            296,025
                                                  ---------------    ---------------
             RETAIL -- SPECIALTY STORES
             (0.13%)
1,407,353    Casual Male Retail Group, Inc.
              Warrants Exp 04/26/2007*@#                2,117,151          3,606,750
  100,000    Casual Male Retail Group, Inc.
              Warrants Exp 07/02/2010*@#                   49,000            212,000
                                                  ---------------    ---------------
                                                        2,166,151          3,818,750
                                                  ---------------    ---------------
TOTAL WARRANTS                                          2,197,935          4,114,775
                                                  ---------------    ---------------

Principal Amount                                          Cost              Value
--------------------------------------------------------------------------------------
CORPORATE BONDS (0.23%)
--------------------------------------------------------------------------------------
              PRINTING AND PUBLISHING
$ 7,000,000   Penton Media, Inc. 10.375%
                Sr. Sub. NT due 06/15/2011          $     4,938,711    $     6,510,000
                                                    ---------------    ---------------
--------------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (4.90%)
--------------------------------------------------------------------------------------
 50,000,000   Exxon Investment Corp. 3.65%
                due 10/03/2005                           50,000,000         50,000,000
 28,499,999   Steamboat Funding 3.77%
                due 10/05/2005                           28,499,999         28,499,999
 59,999,999   UBS Securities 3.65%
                due 10/06/2005                           59,999,999         59,999,999
                                                    ---------------    ---------------
TOTAL SHORT TERM MONEY MARKET
 INSTRUMENTS                                            138,499,998        138,499,998
                                                    ---------------    ---------------
TOTAL INVESTMENTS (100.05%)                         $ 1,991,049,730      2,830,095,817
                                                    ===============
LIABILITIES LESS CASH
 AND OTHER ASSETS (-0.05%)                                                  (1,523,207)
                                                                       ---------------
NET ASSETS (EQUIVALENT TO $23.08 PER
 SHARE BASED ON 122,535,635 SHARES
 OUTSTANDING)                                                          $ 2,828,572,610
                                                                       ===============

---------------
%   Represents percentage of net assets
@   See Note 7 regarding restricted and fair valued securities.
#   See Note 9 regarding "affiliated investments".
^   Foreign domiciled corporation
*   Non-income producing securities

                       See Notes to Financial Statements.

BARON iOPPORTUNITY FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2005

   Shares                                               Cost              Value
------------------------------------------------------------------------------------
COMMON STOCKS (92.46%)
------------------------------------------------------------------------------------
             ADVERTISING SERVICES (11.23%)
  125,000    aQuantive, Inc.*                     $     2,268,266    $     2,516,250
   75,000    Digitas, Inc.*                               489,814            852,000
   70,000    Getty Images, Inc.*                        2,187,481          6,022,800
   15,000    Google, Inc.*                              1,781,590          4,746,900
  130,000    ValueClick, Inc.*                          1,475,165          2,221,700
                                                  ---------------    ---------------
                                                        8,202,316         16,359,650
             BUSINESS SERVICES (9.94%)
   80,000    Akamai Technologies, Inc.*                 1,188,495          1,276,000
  150,000    Ariba, Inc.*                                 922,858            855,000
   85,000    ChoicePoint, Inc.*                         2,995,233          3,669,450
   50,000    InfoSpace, Inc.*                           1,473,781          1,193,500
  140,000    Monster Worldwide, Inc.*                   1,699,667          4,299,400
   80,000    Stamps.com, Inc.*                            526,302          1,376,800
  331,400    Terremark Worldwide, Inc.*                 2,289,480          1,454,846
  200,000    WindsorTech, Inc.*                           746,000            350,000
                                                  ---------------    ---------------
                                                       11,841,816         14,474,996
             COMMUNICATIONS (18.30%)
  125,000    Alamosa Hldgs., Inc.*                        693,344          2,138,750
  225,000    American Tower Corp., Cl A*                  925,720          5,613,750
  116,200    Arbinet-thexchange, Inc.*                  1,933,546            836,640
   75,000    Equinix, Inc.*                             2,246,907          3,123,750
  225,000    ibasis, Inc.*                                594,600            553,500
   75,000    NeuStar, Inc.*                             1,650,000          2,399,250
   35,000    Research in Motion, Ltd.*                    888,051          2,394,000
  275,000    SBA Communications Corp.*                    936,241          4,248,750
  100,000    Sprint Nextel Corp.                        2,535,283          2,378,000
  225,000    UbiquiTel, Inc.*                             962,451          1,966,500
   50,000    VeriFone Holdings, Inc.*                   1,044,300          1,005,500
                                                  ---------------    ---------------
                                                       14,410,443         26,658,390
             COMMUNICATIONS EQUIPMENT (1.53%)
   50,000    QUALCOMM, Inc.                             1,727,587          2,237,500

             COMPUTER TECHNOLOGY (1.29%)
   35,000    Apple Computer, Inc.*                      1,481,470          1,876,350

             CONSUMER PRODUCTS (0.47%)
  125,000    TiVo, Inc.*                                  824,318            686,250

             CONSUMER SERVICES (4.75%)
   75,000    eBay, Inc.*                                  925,271          3,090,000
   75,000    priceline.com, Inc.*                       1,567,179          1,449,000
1,970,000    Tencent Holdings, Ltd.^                    1,475,811          2,387,049
                                                  ---------------    ---------------
                                                        3,968,261          6,926,049
             EDUCATION (1.14%)
   25,000    Apollo Group, Inc., Cl A*                    541,469          1,659,750

             ENTERPRISE HARDWARE (5.20%)
  135,000    Dell, Inc.*                                3,823,084          4,617,000
  120,000    Intel Corp.                                2,805,370          2,958,000
                                                  ---------------    ---------------
                                                        6,628,454          7,575,000
             ENTERPRISE SOFTWARE (1.16%)
  150,000    Opsware, Inc.*                               762,523            778,500
   40,000    Symantec Corp.*                              913,369            906,400
                                                  ---------------    ---------------
                                                        1,675,892          1,684,900
             FINANCIAL SERVICES -- BROKERAGE &
              EXCHANGES (11.28%)
  100,000    Ameritrade Holding Corp.*                  1,495,650          2,148,000
  325,000    Charles Schwab Corp.                       3,517,982          4,689,750
   15,000    Chicago Mercantile Exchange
              Holdings, Inc.                            2,770,151          5,059,500
  200,000    E*TRADE Financial Corp.*                     880,125          3,520,000
  100,000    TradeStation Group, Inc.*                    896,964          1,014,000
                                                  ---------------    ---------------
                                                        9,560,872         16,431,250

       Shares                                              Cost              Value
----------------------------------------------------------------------------------------
                FINANCIAL SERVICES --
                 MISCELLANEOUS (0.78%)
       60,000   optionsXpress Holdings, Inc.          $       872,754   $      1,142,400

                HEALTHCARE SERVICES (0.08%)
        5,000   WebMD Corp.*                                   87,500            123,250

                HOTELS AND LODGING (0.66%)
       65,000   LodgeNet Entertainment Corp.*               1,072,500            957,450

                LEISURE (1.99%)
       12,500   Electronic Arts, Inc.*                        744,996            711,125
       40,000   JAMDAT Mobile, Inc.*                          657,952            840,000
       15,000   NetEase.com, Inc. ADS*                        746,597          1,350,150
                                                      ---------------    ---------------
                                                            2,149,545          2,901,275
                MANUFACTURING (2.65%)
      300,000   Flextronics Intl., Ltd.*                    3,193,759          3,855,000

                MEDIA (9.18%)
      115,000   Comcast Corp., Cl A*                        2,762,704          3,309,700
      100,000   Netflix, Inc.*                              1,824,795          2,599,000
      225,000   Time Warner, Inc.*                          3,542,759          4,074,750
      100,000   Yahoo! Inc.*                                1,174,425          3,384,000
                                                      ---------------    ---------------
                                                            9,304,683         13,367,450
                PRINTING AND PUBLISHING (1.05%)
      100,000   VistaPrint Limited, Inc.*                   1,200,000          1,525,000

                REAL ESTATE (4.38%)
       35,000   CoStar Group, Inc.*                           610,743          1,635,200
      800,000   homestore, Inc.*                            1,462,784          3,480,000
      100,000   ZipRealty, Inc.*                            1,319,302          1,274,000
                                                      ---------------    ---------------
                                                            3,392,829          6,389,200
                RETAIL -- SPECIALTY STORES (5.40%)
       35,000   Best Buy Co., Inc.                          1,609,897          1,523,550
       45,000   Blue Nile, Inc.*                            1,242,130          1,423,800
      100,000   FTD Group, Inc.*                            1,245,860          1,035,000
       90,000   InPhonic, Inc.*                             1,366,264          1,237,500
       57,400   Provide Commerce, Inc.*                       809,935          1,393,098
      250,000   Varsity Group, Inc.*                        1,211,857          1,247,875
                                                      ---------------    ---------------
                                                            7,485,943          7,860,823
                                                      ---------------    ---------------
TOTAL COMMON STOCKS                                        89,622,411        134,691,933
                                                      ---------------    ---------------
----------------------------------------------------------------------------------------
WARRANTS (0.00%)
----------------------------------------------------------------------------------------
                MEDIA
      200,000   Loudeye Corp.
                 Warrants Exp 12/23/2010*@                          0                  0
                                                      ---------------    ---------------
Principal Amount
----------------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (6.86%)
----------------------------------------------------------------------------------------
$   9,999,999   Citicorp 3.60%
                 due 10/03/2005                             9,999,999          9,999,999
                                                      ---------------    ---------------
TOTAL INVESTMENTS (99.32%)                            $    99,622,410        144,691,932
                                                      ===============
CASH AND OTHER ASSETS
 LESS LIABILITIES (0.68%)                                                        986,455
                                                                         ---------------
NET ASSETS (EQUIVALENT TO $9.16 PER
 SHARE BASED ON 15,896,869 SHARES
 OUTSTANDING)                                                           $    145,678,387
                                                                         ===============

---------------
%   Represents percentage of net assets
*   Non-income producing securities
@   See Note 7 regarding restricted and fair valued securities.
^   Foreign domiciled corporation
                       See Notes to Financial Statements.

BARON FIFTH AVENUE GROWTH FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2005

   Shares                                               Cost              Value
------------------------------------------------------------------------------------
COMMON STOCKS (93.82%)
------------------------------------------------------------------------------------
             ADVERTISING SERVICES (4.36%)
   25,000    Getty Images, Inc.*                  $     1,770,355    $     2,151,000
    6,500    Google, Inc.*                              1,114,038          2,056,990
                                                  ---------------    ---------------
                                                        2,884,393          4,207,990
             BUSINESS SERVICES (3.34%)
   62,500    Iron Mountain, Inc.*                       1,937,879          2,293,750
   25,000    Paychex, Inc.                                891,854            927,000
                                                  ---------------    ---------------
                                                        2,829,733          3,220,750
             COMMUNICATIONS (5.32%)
  100,000    American Tower Corp., Cl A*                1,811,466          2,495,000
   12,500    Research in Motion, Ltd.*                    916,133            855,000
   75,000    Sprint Nextel Corp.                        1,885,046          1,783,500
                                                  ---------------    ---------------
                                                        4,612,645          5,133,500
             COMMUNICATIONS EQUIPMENT (1.27%)
   27,500    QUALCOMM, Inc.                               967,822          1,230,625
             COMPUTER TECHNOLOGY (1.11%)
   20,000    Apple Computer, Inc.*                        854,090          1,072,200
             CONSULTING (0.79%)
   15,000    Moody's Corp.                                653,419            766,200
             CONSUMER PRODUCTS (1.69%)
   20,000    Nike, Inc., Cl A                           1,672,348          1,633,600
             CONSUMER SERVICES (1.92%)
   45,000    eBay, Inc.*                                1,793,898          1,854,000
             EDUCATION (0.86%)
   12,500    Apollo Group, Inc., Cl A*                    893,554            829,875
             ENERGY SERVICES (3.97%)
   16,252    Kinder Morgan, Inc.                          976,521          1,562,792
   49,999    XTO Energy, Inc.                           1,054,788          2,265,955
                                                  ---------------    ---------------
                                                        2,031,309          3,828,747
             ENTERPRISE HARDWARE (3.71%)
   65,000    Dell, Inc.*                                2,321,563          2,223,000
   55,000    Intel Corp.                                1,425,875          1,355,750
                                                  ---------------    ---------------
                                                        3,747,438          3,578,750
             ENTERPRISE SOFTWARE (0.59%)
   25,000    Symantec Corp.*                              576,425            566,500
             FINANCIAL SERVICES -- ASSET
              MANAGEMENT (2.03%)
   30,000    T. Rowe Price Group, Inc.                  1,820,688          1,959,000
             FINANCIAL SERVICES -- BANKING (3.29%)
   32,500    Golden West Financial Corp.                1,874,549          1,930,175
   17,500    Zions Bancorporation                       1,226,165          1,246,175
                                                  ---------------    ---------------
                                                        3,100,714          3,176,350
             FINANCIAL SERVICES -- BROKERAGE &
              EXCHANGES (6.10%)
   50,000    Ameritrade Holding Corp.*                    747,825          1,074,000
  120,000    Charles Schwab Corp.                       1,286,422          1,731,600
    5,500    Chicago Mercantile Exchange
             Holdings, Inc.                             1,052,847          1,855,150
   70,000    E*TRADE Financial Corp.*                     785,415          1,232,000
                                                  ---------------    ---------------
                                                        3,872,509          5,892,750
             FINANCIAL SERVICES -- INSURANCE (3.47%)
        8    Berkshire Hathaway, Inc., Cl A*              717,341            656,000
   12,500    The Progressive Corp.                      1,114,764          1,309,625
   35,000    W. R. Berkley Corp.                        1,290,526          1,381,800
                                                  ---------------    ---------------
                                                        3,122,631          3,347,425
             FINANCIAL SERVICES -- MISCELLANEOUS (1.49%)
   25,000    American Express Co.                       1,440,466          1,436,000
             HEALTHCARE SERVICES (1.36%)
   11,500    Laboratory Corp. of America
             Holdings*                                    544,057            560,165
   15,000    Quest Diagnostics, Inc.                      746,735            758,100
                                                  ---------------    ---------------
                                                        1,290,792          1,318,265
             HEALTHCARE SERVICES -- INSURANCE (3.32%)
   30,000    UnitedHealth Group, Inc.                   1,050,414          1,686,000
   20,000    WellPoint, Inc.*                           1,031,914          1,516,400
                                                  ---------------    ---------------
                                                        2,082,328          3,202,400

    Shares                                               Cost              Value
-------------------------------------------------------------------------------------
              HOME BUILDING (2.16%)
    15,000    Centex Corp.                         $       860,021    $       968,700
    25,000    Toll Brothers, Inc.*                         847,538          1,116,750
                                                   ---------------    ---------------
                                                         1,707,559          2,085,450
              HOTELS AND LODGING (1.19%)
    20,000    Four Seasons Hotels, Inc.                  1,182,140          1,148,000

              LEISURE (0.59%)
    10,000    Electronic Arts, Inc.*                       602,486            568,900

              MANUFACTURING (1.66%)
   125,000    Flextronics Intl., Ltd.*                   1,745,651          1,606,250

              MEDIA (10.43%)
    60,000    Comcast Corp., Cl A*                       1,740,997          1,726,800
    90,000    News Corp., Cl A                           1,463,826          1,403,100
   100,000    Time Warner, Inc.*                         1,717,049          1,811,000
    55,000    Univision Comm., Inc., Cl A*               1,583,382          1,459,150
    75,000    Walt Disney Co.                            1,863,223          1,809,750
    55,000    Yahoo! Inc.*                               1,659,022          1,861,200
                                                   ---------------    ---------------
                                                        10,027,499         10,071,000
              PHARMACEUTICAL (1.72%)
    10,000    Amgen, Inc.*                                 571,981            796,700
    10,260    Genentech, Inc.*                             600,436            863,995
                                                   ---------------    ---------------
                                                         1,172,417          1,660,695
              REAL ESTATE (3.10%)
    40,000    Kimco Realty Corp.                           933,241          1,256,800
    20,000    Vornado Realty Trust                       1,196,066          1,732,400
                                                   ---------------    ---------------
                                                         2,129,307          2,989,200
              RECREATION AND RESORTS (6.34%)
    42,500    Carnival Corp.                             1,997,370          2,124,150
    55,000    Las Vegas Sands Corp.*                     1,858,518          1,810,050
    50,000    MGM Mirage, Inc.*                          1,350,450          2,188,500
                                                   ---------------    ---------------
                                                         5,206,338          6,122,700
              RESTAURANTS (0.78%)
    15,000    Starbucks Corp.*                             625,158            751,500

              RETAIL -- CONSUMER STAPLES (6.64%)
    30,000    Costco Wholesale Corp.                     1,225,889          1,292,700
    50,000    CVS Corp.                                  1,281,840          1,450,500
    30,000    Target Corp.                               1,368,594          1,557,900
    20,000    Urban Outfitters, Inc.*                      548,388            588,000
    10,000    Wal-Mart Stores, Inc.                        540,263            438,200
    25,000    Walgreen Co.                                 906,299          1,086,250
                                                   ---------------    ---------------
                                                         5,871,273          6,413,550
              RETAIL -- SPECIALTY STORES (8.50%)
    50,000    Bed Bath & Beyond, Inc.*                   1,907,919          2,009,000
    35,000    Best Buy Co., Inc.                         1,327,121          1,523,550
    47,500    Coach, Inc.*                                 985,903          1,489,600
    25,000    Kohl's Corp.*                              1,291,777          1,254,500
    30,000    Lowe's Companies, Inc.                     1,735,318          1,932,000
                                                   ---------------    ---------------
                                                         7,248,038          8,208,650
              TRANSPORTATION (0.72%)
    10,000    United Parcel Service, Inc.                  756,131            691,300
                                                   ---------------    ---------------
TOTAL COMMON STOCKS                                     78,521,199         90,572,122
                                                   ---------------    ---------------
Principal Amount
-------------------------------------------------------------------------------------
SHORT TERM MONEY MARKET INSTRUMENTS (7.25%)
-------------------------------------------------------------------------------------
$ 6,999,999 Citicorp 3.60%
              due 10/03/2005                             6,999,999          6,999,999
                                                   ---------------    ---------------
TOTAL INVESTMENTS (101.07%)                           $ 85,521,198         97,572,121
                                                   ===============


LIABILITIES LESS CASH
  AND OTHER ASSETS (-1.07%)                                                (1,035,027)
                                                                      ---------------
NET ASSETS (EQUIVALENT TO $11.56 PER
  SHARE BASED ON 8,347,482 SHARES                                        $ 96,537,094
  OUTSTANDING)                                                        ===============

---------------
%   Represents percentage of net assets
*   Non-income producing securities

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
September 30, 2005


                                               BARON ASSET      BARON GROWTH    BARON SMALL CAP    BARON IOPPORTUNITY
                                                  FUND              FUND              FUND                FUND
                                             --------------    --------------    --------------       ------------
ASSETS:
 Investments in securities, at value         $2,380,611,887    $4,559,573,953    $2,366,033,290       $144,691,932
   Unaffiliated investments (Cost
    $1,224,839,592, $3,420,656,289,
    $1,582,837,328, $99,622,410 and
    $85,521,198, respectively)
   "Affiliated" investments (Cost
    $161,536,038, $285,380,598,
    $408,212,402, $0 and $0,
    respectively)                               304,750,000       469,304,485       464,062,527                  0
 Cash                                               957,160           425,413           301,786            305,241
 Dividends and interest receivable                  998,462         1,094,130           337,704              3,796
 Receivable for securities sold                  16,160,246         3,473,257        12,281,850          2,839,044
 Receivable for shares sold                       7,951,563         6,101,392         3,080,637            159,538
 Prepaid expenses                                    86,718                 0                 0                  0
 Due from adviser (see Note 4)                            0                 0                 0             25,354
                                             --------------    --------------    --------------       ------------
                                              2,711,516,036     5,039,972,630     2,846,097,794        148,024,905
                                             --------------    --------------    --------------       ------------
LIABILITIES:
 Payable for securities purchased                11,667,720        25,135,012        14,836,515          2,171,226
 Payable for shares redeemed                     12,143,805         9,193,424         2,345,965             87,592
 Accrued expenses and other payables                262,686           495,331           342,704             87,700
                                             --------------    --------------    --------------       ------------
                                                 24,074,211        34,823,767        17,525,184          2,346,518
                                             --------------    --------------    --------------       ------------
NET ASSETS                                   $2,687,441,825    $5,005,148,863    $2,828,572,610       $145,678,387
                                             ==============    ==============    ==============       ============
NET ASSETS CONSIST OF:
 Capital paid-in                             $1,260,122,497    $3,489,908,283    $1,916,320,119       $183,993,133
 Accumulated net realized gain (loss)           128,333,071       192,399,029        73,206,404        (83,384,268)
 Net unrealized appreciation on
 investments                                  1,298,986,257     1,322,841,551       839,046,087         45,069,522
                                             --------------    --------------    --------------       ------------
NET ASSETS                                   $2,687,441,825    $5,005,148,863    $2,828,572,610       $145,678,387
                                             ==============    ==============    ==============       ============
SHARES OUTSTANDING
 ($.01 PAR VALUE; INDEFINITE SHARES
 AUTHORIZED)                                     47,549,752       108,907,073       122,535,635         15,896,869
                                             ==============    ==============    ==============       ============
NET ASSET VALUE PER SHARE                    $        56.52    $        45.96    $        23.08       $       9.16
                                             ==============    ==============    ==============       ============


                                             BARON FIFTH AVENUE
                                                 GROWTH FUND
                                             ------------------
ASSETS:
 Investments in securities, at value             $97,572,121
   Unaffiliated investments (Cost
    $1,224,839,592, $3,420,656,289,
    $1,582,837,328, $99,622,410 and
    $85,521,198, respectively)
   "Affiliated" investments (Cost
    $161,536,038, $285,380,598,
    $408,212,402, $0 and $0,
    respectively)                                          0
 Cash                                                 87,333
 Dividends and interest receivable                    24,725
 Receivable for securities sold                      502,031
 Receivable for shares sold                          268,172
 Prepaid expenses                                          0
 Due from adviser (see Note 4)                        33,386
                                                 -----------
                                                  98,487,768
                                                 -----------
LIABILITIES:
 Payable for securities purchased                  1,897,918
 Payable for shares redeemed                           5,091
 Accrued expenses and other payables                  47,665
                                                 -----------
                                                   1,950,674
                                                 -----------
NET ASSETS                                       $96,537,094
                                                 ===========
NET ASSETS CONSIST OF:
 Capital paid-in                                 $86,039,710
 Accumulated net realized gain (loss)             (1,553,539)
 Net unrealized appreciation on
 investments                                      12,050,923
                                                 -----------
NET ASSETS                                       $96,537,094
                                                 ===========
SHARES OUTSTANDING
 ($.01 PAR VALUE; INDEFINITE SHARES
 AUTHORIZED)                                       8,347,482
                                                 ===========
NET ASSET VALUE PER SHARE                        $     11.56
                                                 ===========


                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the year ended September 30, 2005


                                              BARON ASSET    BARON GROWTH   BARON SMALL CAP    BARON IOPPORTUNITY
                                                 FUND            FUND             FUND                FUND
                                             ------------    ------------     ------------        -----------
INVESTMENT INCOME:
 INCOME:
   Interest                                  $  1,766,183    $ 14,072,725     $  6,750,730        $   514,322
   Dividends -- unaffiliated investments
    (net of withholding taxes of $4,783,
    $16,407, $96,525, $0, and $92,
    respectively)                               8,638,064      11,663,355        6,328,357            180,775
   Dividends -- "affiliated" investments                0          98,000        7,797,360                  0
   Other Income                                         0               0                0             18,429
                                             ------------    ------------     ------------        -----------
 Total income                                  10,404,247      25,834,080       20,876,447            713,526
                                             ------------    ------------     ------------        -----------
 EXPENSES:
   Investment advisory fees                    24,082,420      43,997,569       24,401,721          1,463,915
   Distribution fees                            6,020,605      10,999,392        6,100,430            365,979
   Reports to shareholders                      1,068,800       1,486,800        1,052,800            158,703
   Shareholder servicing agent fees               678,860         717,510          611,385            141,779
   Registration and filing fees                   103,311         149,045          108,450             40,609
   Professional fees                               98,254         143,247           97,702             28,831
   Custodian fees                                  58,099         119,719           83,164             11,809
   Trustee fees                                    61,323         111,633           61,919              3,804
   Miscellaneous                                   89,430         156,792           87,831              5,798
                                             ------------    ------------     ------------        -----------
   Total expenses                              32,261,102      57,881,707       32,605,402          2,221,227
   Less: Expense reimbursement by
    investment adviser (see Note 4)                     0               0                0            (25,354)
                                             ------------    ------------     ------------        -----------
Net expenses                                   32,261,102      57,881,707       32,605,402          2,195,873
                                             ------------    ------------     ------------        -----------
Net investment loss                           (21,856,855)    (32,047,627)     (11,728,955)        (1,482,347)
                                             ------------    ------------     ------------        -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) on investments
   sold- unaffiliated investments             137,881,069     256,601,157       77,004,600         13,467,239
 Net realized gain (loss) on investments
   sold- "affiliated" investments               6,313,444      (7,904,553)      18,068,904                  0
 Net change in unrealized appreciation on
   investments                                395,149,197     397,124,402      366,444,107         14,038,503
                                             ------------    ------------     ------------        -----------
 Net gain on investments                      539,343,710     645,821,006      461,517,611         27,505,742
                                             ------------    ------------     ------------        -----------
 Net increase in net assets resulting
   from operations                           $517,486,855    $613,773,379     $449,788,656        $26,023,395
                                             ============    ============     ============        ===========


                                             BARON FIFTH AVENUE
                                                 GROWTH FUND
                                             ------------------
INVESTMENT INCOME:
 INCOME:
   Interest                                      $   179,315
   Dividends -- unaffiliated investments
    (net of withholding taxes of $4,783,
    $16,407, $96,525, $0, and $92,
    respectively)                                    385,626
   Dividends -- "affiliated" investments                   0
   Other Income                                            0
                                                 -----------
 Total income                                        564,941
                                                 -----------
 EXPENSES:
   Investment advisory fees                          688,368
   Distribution fees                                 172,092
   Reports to shareholders                            64,559
   Shareholder servicing agent fees                   33,765
   Registration and filing fees                       34,085
   Professional fees                                  25,049
   Custodian fees                                      5,281
   Trustee fees                                        1,747
   Miscellaneous                                       2,929
                                                 -----------
   Total expenses                                  1,027,875
   Less: Expense reimbursement by
    investment adviser (see Note 4)                  (64,160)
                                                 -----------
Net expenses                                         963,715
                                                 -----------
Net investment loss                                 (398,774)
                                                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) on investments
   sold- unaffiliated investments                 (1,174,154)
 Net realized gain (loss) on investments
   sold- "affiliated" investments                          0
 Net change in unrealized appreciation on
   investments                                    11,455,168
                                                 -----------
 Net gain on investments                          10,281,014
                                                 -----------
 Net increase in net assets resulting
   from operations                               $ 9,882,240
                                                 ===========


                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                                     BARON SMALL
                                                     BARON ASSET FUND                   BARON GROWTH FUND             CAP FUND
                                             --------------------------------   --------------------------------   --------------
                                                 FOR THE          FOR THE           FOR THE          FOR THE           FOR THE
                                               YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                                  2005              2004             2005              2004             2005
                                             --------------    --------------   --------------    --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment loss                         $  (21,856,855)   $  (18,014,501)  $  (32,047,627)   $  (24,506,425)  $  (11,728,955)
 Net realized gain (loss) on investments
  sold                                          144,194,513       150,574,805      248,696,604        43,766,255       95,073,504
 Net change in unrealized appreciation on
  investments                                   395,149,197       224,051,657      397,124,402       429,735,044      366,444,107
                                             --------------    --------------   --------------    --------------   --------------
 Increase in net assets resulting from
  operations                                    517,486,855       356,611,961      613,773,379       448,994,874      449,788,656
                                             --------------    --------------   --------------    --------------   --------------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net realized gain on investments              (126,683,892)                0                0                 0      (53,166,236)
                                             --------------    --------------   --------------    --------------   --------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares               640,133,068       319,598,701    1,971,578,477     1,101,986,308    1,109,432,440
 Net asset value of shares issued in
  reinvestment of dividends                     124,712,972                 0                0                 0       51,062,420
 Cost of shares redeemed                       (470,600,014)     (630,993,904)    (715,806,952)     (600,780,062)    (510,666,216)
                                             --------------    --------------   --------------    --------------   --------------
 Increase (decrease) in net assets
  derived from capital share transactions       294,246,026      (311,395,203)   1,255,771,525       501,206,246      649,828,644
 Redemption fees                                          0                 0                0                 0                0
                                             --------------    --------------   --------------    --------------   --------------
 Net increase in net assets                     685,048,989        45,216,758    1,869,544,904       950,201,120    1,046,451,064
                                             --------------    --------------   --------------    --------------   --------------
NET ASSETS:
 Beginning of year                            2,002,392,836     1,957,176,078    3,135,603,959     2,185,402,839    1,782,121,546
                                             --------------    --------------   --------------    --------------   --------------
 End of year                                 $2,687,441,825    $2,002,392,836   $5,005,148,863    $3,135,603,959   $2,828,572,610
                                             ==============    ==============   ==============    ==============   ==============
ACCUMULATED NET INVESTMENT INCOME AT END
 OF YEAR                                     $            0    $            0   $            0    $            0   $            0
                                             ==============    ==============   ==============    ==============   ==============
SHARES:
 Shares sold                                     12,158,705         6,999,058       44,272,338        30,112,173       50,454,999
 Shares issued in reinvestment of
  dividends                                       2,538,428                 0                0                 0        2,476,351
 Shares redeemed                                 (8,959,543)      (14,050,959)     (15,932,537)      (16,479,769)     (23,327,448)
                                             --------------    --------------   --------------    --------------   --------------
NET INCREASE (DECREASE)                           5,737,590        (7,051,901)      28,339,801        13,632,404       29,603,902
                                             ==============    ==============   ==============    ==============   ==============


                                                                                                 BARON FIFTH
                                               BARON SMALL                                         AVENUE
                                                CAP FUND          BARON IOPPORTUNITY FUND        GROWTH FUND
                                             --------------    -----------------------------    -------------
                                                 FOR THE          FOR THE         FOR THE          FOR THE
                                               YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                              SEPTEMBER 30,    SEPTEMBER 30,   SEPTEMBER 30,    SEPTEMBER 30,
                                                  2004             2005             2004            2005
                                             --------------    -------------   -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment loss                         $  (14,217,791)   $ (1,482,347)    $ (1,680,384)   $   (398,774)
 Net realized gain (loss) on investments
  sold                                           64,809,243      13,467,239       15,694,215      (1,174,154)
 Net change in unrealized appreciation on
  investments                                    77,954,557      14,038,503          272,386      11,455,168
                                             --------------    ------------     ------------    ------------
 Increase in net assets resulting from
  operations                                    128,546,009      26,023,395       14,286,217       9,882,240
                                             --------------    ------------     ------------    ------------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net realized gain on investments                         0               0                0               0
                                             --------------    ------------     ------------    ------------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares               841,501,715      38,438,663       72,422,016      50,705,842
 Net asset value of shares issued in
  reinvestment of dividends                               0               0                0               0
 Cost of shares redeemed                       (398,469,810)    (52,857,573)     (62,396,543)    (13,350,429)
                                             --------------    ------------     ------------    ------------
 Increase (decrease) in net assets
  derived from capital share transactions       443,031,905     (14,418,910)      10,025,473      37,355,413
 Redemption fees                                          0         142,107          315,784               0
                                             --------------    ------------     ------------    ------------
 Net increase in net assets                     571,577,914      11,746,592       24,627,474      47,237,653
                                             --------------    ------------     ------------    ------------
NET ASSETS:
 Beginning of year                            1,210,543,632     133,931,795      109,304,321      49,299,441
                                             --------------    ------------     ------------    ------------
 End of year                                 $1,782,121,546    $145,678,387     $133,931,795    $ 96,537,094
                                             ==============    ============     ============    ============
ACCUMULATED NET INVESTMENT INCOME AT END
 OF YEAR                                     $            0    $          0     $          0    $          0
                                             ==============    ============     ============    ============
SHARES:
 Shares sold                                     43,517,215       4,515,672        9,311,007       4,605,887
 Shares issued in reinvestment of
  dividends                                               0               0                0               0
 Shares redeemed                                (20,734,514)     (6,280,733)      (8,528,450)     (1,243,955)
                                             --------------    ------------     ------------    ------------
NET INCREASE (DECREASE)                          22,782,701      (1,765,061)         782,557       3,361,932
                                             ==============    ============     ============    ============


                                               BARON FIFTH AVENUE
                                                  GROWTH FUND
                                             ---------------------
                                                    FOR THE
                                             PERIOD APRIL 30, 2004
                                                (COMMENCEMENT OF
                                                 OPERATIONS) TO
                                               SEPTEMBER 30, 2004
                                             ---------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
 Net investment loss                              $  (119,983)
 Net realized gain (loss) on investments
  sold                                               (379,385)
 Net change in unrealized appreciation on
  investments                                         595,755
                                                  -----------
 Increase in net assets resulting from
  operations                                           96,387
                                                  -----------
DIVIDENDS TO SHAREHOLDERS FROM:
 Net realized gain on investments                           0
                                                  -----------
CAPITAL SHARE TRANSACTIONS:
 Proceeds from the sale of shares                  50,428,908
 Net asset value of shares issued in
  reinvestment of dividends                                 0
 Cost of shares redeemed                           (1,225,854)
                                                  -----------
 Increase (decrease) in net assets
  derived from capital share transactions          49,203,054
 Redemption fees                                            0
                                                  -----------
 Net increase in net assets                        49,299,441
                                                  -----------
NET ASSETS:
 Beginning of year                                          0
                                                  -----------
 End of year                                      $49,299,441
                                                  ===========
ACCUMULATED NET INVESTMENT INCOME AT END
 OF YEAR                                          $         0
                                                  ===========
SHARES:
 Shares sold                                        5,111,117
 Shares issued in reinvestment of
  dividends                                                 0
 Shares redeemed                                     (125,567)
                                                  -----------
NET INCREASE (DECREASE)                             4,985,550
                                                  ===========


                       See Notes to Financial Statements.

BARON FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements
-------------------------------------------------------------------------------

(1) Organization.

Baron Investment Funds Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the"1940 Act"), as a diversified, open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers five series (individually a "Fund" and collectively the "Funds"): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund, and Baron Fifth Avenue Growth Fund. Prior to October 22, 2004, the name of the Trust was Baron Asset Fund.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments in securities of small and medium sized companies with undervalued assets or favorable growth prospects.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in the securities of small growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small companies.

Baron iOpportunity Fund seeks capital appreciation through investments in growth businesses that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in the securities of larger growth companies.

(2) Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

(A) SECURITY VALUATION. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Securities traded in foreign markets are valued using prices reported by local foreign markets and translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time the net asset value is determined. Where market quotations are not readily available, or in the Adviser's judgment, they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using procedures established by the Board of Trustees. The Adviser has a fair valuation committee comprised of senior executives and members of the Board. Factors the committee uses include whether the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no assurance, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued at the highest bid price from the dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

(B) FOREIGN CURRENCY TRANSLATIONS. Values of investments denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

(C) SECURITIES TRANSACTIONS, INVESTMENT INCOME AND EXPENSE ALLOCATION. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

(D) FEDERAL INCOME TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

(E) RESTRICTED SECURITIES. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

(F) DISTRIBUTIONS. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

BARON FUNDS
--------------------------------------------------------------------------------

(G) SHORT-TERM TRADING FEE. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is retained by Baron iOpportunity for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to paid in capital.

(H) USE OF ESTIMATES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(I) COMMITMENTS AND CONTINGENCIES. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3) Purchases and Sales of Securities.

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2005 were as follows:

FUND                                                 PURCHASES          SALES
----                                                 ---------          -----
Baron Asset Fund                                   $  400,668,596   $269,677,414
Baron Growth Fund                                  $1,640,123,442   $611,141,713
Baron Small Cap Fund                               $1,156,855,014   $549,818,144
Baron iOpportunity Fund                            $  110,842,774   $129,821,430
Baron Fifth Avenue Growth Fund                     $   64,110,768   $ 28,930,529


(4) Investment Advisory Fees and Other Transactions with Affiliates.

(A) INVESTMENT ADVISORY FEES. BAMCO, Inc. (the "Adviser"), a wholly owned subsidiary of Baron Capital Group, Inc. ("BCG"), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from the assets of the Funds equal to 1% per annum of each Fund's average daily net asset value. For Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.50% and 1.40% of average daily net assets, respectively. The reimbursements for the year ended September 30, 2005, are included in the Statement of Operations.

(B) DISTRIBUTION FEES. Baron Capital, Inc. ("BCI"), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds' average daily net assets.

Brokerage transactions for the Funds may be effected by or through BCI. During the year ended September 30, 2005, BCI earned gross brokerage commissions as follows:

FUND                                                           COMMISSIONS
----                                                           -----------
Baron Asset Fund                                                $168,087
Baron Growth Fund                                               $578,158
Baron Small Cap Fund                                            $439,790
Baron iOpportunity Fund                                         $ 98,717
Baron Fifth Avenue Growth Fund                                  $ 32,660

(C) TRUSTEE FEES. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds' Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds' officers received compensation from the Funds.

(5) Line of Credit. The Funds have entered into a line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. The agreement provides that Baron Asset Fund may borrow up to 5% of the value of its net assets. Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund, and Baron Fifth Avenue Growth Fund may borrow up to 15% of each Fund's respective net assets. The aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 1.00% to 2.00% depending on the duration of the loan. A commitment fee of 0.10% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. At September 30, 2005, there were no loans outstanding under the line of credit.

BARON FUNDS
--------------------------------------------------------------------------------

(6) Litigation. An action is pending in the Southern District of New York brought by a shareholder of Baron Growth Fund and of Baron Small Cap Fund against these two Funds, their Trustees, the distributor, Baron Capital, Inc., and the adviser, BAMCO, Inc. The action alleges improper imposition of 12b-1 fees on Funds that were partially closed to new investors and seeks compensatory damages and to enjoin further 12b-1 fees. A motion to dismiss the complaint is currently pending. Neither the outcome nor the possible liability to these two Funds can be determined at this point. No amounts have been accrued in these financial statements with respect to the damages sought by this litigation.

(7) Restricted Securities.

At September 30, 2005, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At September 30, 2005, the Funds held investments in restricted and illiquid securities that were valued under approved methods by the Board, as follows:


BARON ASSET FUND                                       ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
COMMON STOCK
 Wynn Resorts, Ltd.                                     04/17/01     $62,597,657
CONVERTIBLE PREFERRED STOCK
 Apollo International, Inc., S-A CV Pfd.                07/21/99         400,000
 Somerford Corp. S-A Conv. Pfd.                         12/03/98       9,090,397
CORPORATE BONDS
 Somerford Corp. 8.50% Sub. Conv. Deb Due
  04/23/2006                                            04/23/01       2,666,667
                                                                     -----------
TOTAL RESTRICTED SECURITIES: (Cost $43,787,854)
(2.78% of Net Assets)                                                $74,754,721
                                                                     ===========



BARON GROWTH FUND                                      ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
COMMON STOCK
 CBRE Realty Finance, Inc. 144A                         06/02/05     $10,000,005
 Wynn Resorts, Ltd.                                     04/22/02      23,062,311
CONVERTIBLE PREFERRED STOCK
 Reliant Pharmaceuticals LLC Series D                   10/28/03       7,500,000
                                                                     -----------
TOTAL RESTRICTED SECURITIES: (Cost $36,063,961)
(0.81% of Net Assets)                                                $40,562,316
                                                                     ===========


BARON SMALL CAP FUND                                   ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
WARRANTS
 Casual Male Retail Group, Inc.
   Warrants Exp 04/26/2007                              05/15/02     $ 3,606,750
 Casual Male Retail Group, Inc.
   Warrants Exp 07/02/2010                              07/03/03         212,000
 Infocrossing, Inc.
   Warrants Exp 10/16/2008                              10/16/03         296,025
                                                                     -----------
TOTAL RESTRICTED SECURITIES: (Cost $2,197,935)
(0.14% of Net Assets)                                                $ 4,114,775
                                                                     ===========



BARON iOPPORTUNITY FUND                                ACQUISITION
NAME OF ISSUER                                            DATE          VALUE
--------------                                            ----          -----
WARRANTS
 Loudeye Corp.
   Warrants Exp 12/23/2010                              12/22/04     $         0
                                                                     -----------
TOTAL RESTRICTED SECURITIES: (Cost $0) (0.00% of
Net Assets)                                                          $         0
                                                                     ===========

BARON FUNDS
--------------------------------------------------------------------------------

(8) INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS.

As of September 30, 2005, the components of net assets on a tax basis were as follows:


                                                                                                                       BARON
                                      BARON ASSET      BARON GROWTH     BARON SMALL CAP   BARON IOPPORTUNITY    FIFTH AVENUE GROWTH
                                          FUND             FUND              FUND                FUND                  FUND
                                     --------------   --------------    ---------------   ------------------    -------------------
Cost of investments                  $1,388,375,616   $3,728,390,818    $1,992,750,770       $102,987,525           $85,613,712
                                     ==============   ==============    ==============       ============           ===========
Gross tax unrealized appreciation     1,326,372,655    1,425,896,902       937,716,223         46,677,043            13,620,533
Gross tax unrealized depreciation       (29,386,384)    (125,409,282)     (100,371,176)        (4,972,636)           (1,662,124)
                                     --------------   --------------    --------------       ------------           -----------
Net tax unrealized appreciation      $1,296,986,271   $1,300,487,620    $  837,345,047       $ 41,704,407           $11,958,409
                                     ==============   ==============    ==============       ============           ===========

Under current law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. These deferrals can be used to offset future capital gains at September 30, 2006. The Funds also had capital loss carryforwards.

Capital loss carryforward expiring as follows:

                                                                                                                        BARON
                                             BARON ASSET    BARON GROWTH    BARON SMALL CAP  BARON IOPPORTUNITY  FIFTH AVENUE GROWTH
                                                FUND            FUND              FUND              FUND                 FUND
                                           --------------   -------------   ---------------  ------------------  -------------------
     2010                                             --               --               --      $(58,207,247)                --
     2011                                             --               --               --       (21,811,904)                --
     2013                                             --               --               --                --           (707,614)
                                            ------------    -------------    -------------      ------------          ---------
                                            $         --    $          --    $          --      $(80,019,151)         $(707,614)
                                            ============    =============    =============      ============          =========
Undistributed long term capital gain        $130,333,056    $ 214,752,954    $  74,907,444      $         --          $      --
                                            ============    =============    =============      ============          =========
Undistributed ordinary income               $          0    $           0    $           0      $          0          $       0
                                            ============    =============    =============      ============          =========
Post October loss deferral                  $         --    $          --    $          --      $         --          $(747,105)
                                            ============    =============    =============      ============          =========
Capital loss carryforward utilized during
  the year ended September 30, 2005         $         --    $  36,632,125    $          --      $ 13,787,927          $      --
                                            ============    =============    =============      ============          =========

Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, losses realized subsequent to October 31 on the sale of securities and net operating losses.

In addition, the Funds utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. For the year ended September 30, 2005, the following amounts were reclassified for federal income taxes purposes:


                                              UNDISTRIBUTED    UNDISTRIBUTED
                                             NET INVESTMENT      REALIZED
FUND                                             INCOME          GAIN/LOSS     CAPITAL-PAID-IN
--------------------                         --------------    -------------   ---------------
Baron Asset Fund                               $21,856,855      $(13,861,109)    $ (7,995,746)
Baron Growth Fund                               32,047,627        (7,034,412)     (25,013,215)
Baron Small Cap Fund                            11,728,955       (13,925,678)       2,196,723
Baron iOpportunity Fund                          1,482,347                         (1,482,347)
Baron Fifth Avenue Growth Fund                     398,774                           (398,774)


The tax character of distributions paid during the fiscal years ended September 30, 2005 and September 30, 2004 was as follows:


                                                                                        9/30/2005                  9/30/2004
                                                                                 -----------------------    -----------------------
                                                                                              LONG TERM                  LONG TERM
                                                                                ORDINARY    CAPITAL GAIN    ORDINARY   CAPITAL GAIN
                                                                                --------    ------------    --------   ------------
Baron Asset Fund                                                                 $    --    $126,683,892    $    --      $     --
Baron Growth Fund                                                                     --              --         --            --
Baron Small Cap Fund                                                                  --      53,166,236         --            --
Baron iOpportunity Fund                                                               --              --         --            --
Baron Fifth Avenue Growth Fund                                                        --              --         --            --

BARON FUNDS
--------------------------------------------------------------------------------

(9) Investment in "Affiliates"*

BARON ASSET FUND


                                            BALANCE OF         GROSS        GROSS SALES     BALANCE OF
                                          SHARES HELD ON     PURCHASES          AND       SHARES HELD ON        VALUE
NAME OF ISSUER                            SEPT. 30, 2004   AND ADDITIONS    REDUCTIONS    SEPT. 30, 2005    SEPT. 30, 2005
--------------------------------------------------------------------------------------------------------------------------
Alexander's, Inc.                             314,000                                          314,000       $ 84,780,000
Apollo International, Inc. S-A CV Pfd.        105,264                                          105,264            400,000
ChoicePoint, Inc.                           4,600,000                         100,000        4,500,000                 --**
Kerzner Intl., Ltd.                         2,400,000                                        2,400,000        133,320,000
Saga Comm., Inc., Cl A                      1,000,000                         375,000          625,000                 --**
Vail Resorts, Inc.                          3,000,000                                        3,000,000         86,250,000
                                                                                                             ------------
TOTAL INVESTMENT IN "AFFILIATES"
  (11.3% OF NET ASSETS)                                                                                      $304,750,000
                                                                                                             ============


                                             DIVIDEND
                                              INCOME
                                            YEAR ENDED
NAME OF ISSUER                            SEPT. 30, 2005
--------------------------------------------------------
Alexander's, Inc.
Apollo International, Inc. S-A CV Pfd.
ChoicePoint, Inc.
Kerzner Intl., Ltd.
Saga Comm., Inc., Cl A
Vail Resorts, Inc.
                                                --
TOTAL INVESTMENT IN "AFFILIATES"
  (11.3% OF NET ASSETS)                         $0
                                                ==

---------------
* Affiliated investments, as defined in the Investment Company Act of 1940, are investments in which a Fund held 5% or more of the outstanding voting securities during the year ended September 30, 2005.
**   As of September 30, 2005, no longer an affiliate.

BARON GROWTH FUND


                                      BALANCE OF         GROSS        GROSS SALES     BALANCE OF
                                    SHARES HELD ON     PURCHASES          AND       SHARES HELD ON        VALUE
NAME OF ISSUER                      SEPT. 30, 2004   AND ADDITIONS    REDUCTIONS    SEPT. 30, 2005    SEPT. 30, 2005
 -------------------------------------------------------------------------------------------------------------------
AMERIGROUP, Corp.^                    1,900,000        1,900,000                       3,800,000       $ 72,656,000
Arch Capital Group, Ltd.              1,650,000                                        1,650,000                 --**
Carter's, Inc.                        1,200,000          250,000                       1,450,000         82,360,000
Centene Corp. +                       1,600,000        1,600,000            500        3,199,500         80,083,485
Center Financial Corp.                       --          850,000                         850,000         19,975,000
DeVry, Inc.                           2,250,000        1,450,000                       3,700,000         70,485,000
Encore Acquisition Co.@               2,200,000        1,500,000                       3,700,000        143,745,000
Isle of Capri Casinos, Inc.           1,275,000          225,000         75,000        1,425,000                 --**
Kerzner Intl., Ltd.                   1,800,000                                        1,800,000                 --**
Odyssey Healthcare, Inc.              1,575,000        1,020,550        995,550        1,600,000                 --**
                                                                                                       ------------
TOTAL INVESTMENT IN "AFFILIATES"
  (9.4% OF NET ASSETS)                                                                                 $469,304,485
                                                                                                       ============


                                       DIVIDEND
                                        INCOME
                                      YEAR ENDED
NAME OF ISSUER                      SEPT. 30, 2005
 -------------------------------------------------
AMERIGROUP, Corp.^
Arch Capital Group, Ltd.
Carter's, Inc.
Centene Corp. +
Center Financial Corp.                 $98,000
DeVry, Inc.
Encore Acquisition Co.@
Isle of Capri Casinos, Inc.
Kerzner Intl., Ltd.
Odyssey Healthcare, Inc.
                                       -------
TOTAL INVESTMENT IN "AFFILIATES"
  (9.4% OF NET ASSETS)                 $98,000
                                       =======

---------------
^    Received 1,900,000 shares from 2:1 stock split.
+    Received 1,600,000 shares from 2:1 stock split.
@    Received 1,225,000 shares from 3:2 stock split.
* Affiliated investments, as defined in the Investment Company Act of 1940, are investments in which a Fund held 5% or more of the outstanding voting securities during the year ended September 30, 2005.
**   As of September 30, 2005, no longer an affiliate.

BARON FUNDS
--------------------------------------------------------------------------------

(9) Investment in "Affiliates"* (continued)

BARON SMALL CAP FUND


                                               BALANCE OF          GROSS       GROSS SALES      BALANCE OF
                                             SHARES HELD ON      PURCHASES         AND        SHARES HELD ON        VALUE
NAME OF ISSUER                               SEPT. 30, 2004    AND ADDITIONS    REDUCTIONS    SEPT. 30, 2005   SEPT. 30, 2005
-----------------------------------------------------------------------------------------------------------------------------
AFC Enterprises, Inc.                                  --        1,850,000                      1,850,000       $ 21,349,000
Cash Systems, Inc.                                     --        1,500,000                      1,500,000         10,305,000
Casual Male Retail Group, Inc.                  1,157,503                                       1,157,503          7,963,621
Casual Male Retail Group, Inc., Warrants
  Exp 04/26/2007                                1,407,353                                       1,407,353          3,606,750
Casual Male Retail Group, Inc., Warrants
  Exp 07/02/2010                                  100,000                                         100,000            212,000
Design Within Reach, Inc.                         350,000          750,000                      1,100,000          9,933,000
DTS, Inc. (formerly Digital Theater
  Systems, Inc.)                                1,300,000          325,000                      1,625,000         27,365,000
Eagle Materials, Inc., Cl B                       800,000          200,000                      1,000,000        115,700,000
Eagle Materials, Inc.                                  --           45,600                         45,600          5,534,472
EMAK Worldwide, Inc.                              500,000                        500,000               --                 --**
Great Wolf Resorts, Inc.                               --        2,500,000                      2,500,000         25,850,000
Immucor, Inc. +                                 1,987,500        1,375,000       862,500        2,500,000         68,600,000
Infocrossing, Inc.                                963,100          286,900       168,000        1,082,000          9,943,580
Infocrossing, Inc., Warrants Exp
  10/16/2008                                      222,575                                         222,575            296,025
Kensey Nash Corp.                                 525,000          416,600                        941,600         28,869,456
LECG Corp.                                      1,650,000                                       1,650,000         37,950,000
MarineMax, Inc.                                   651,300          848,700                      1,500,000         38,235,000
Measurement Specialties, Inc.                     343,700          762,300         6,000        1,100,000         23,320,000
NuCO2, Inc.                                            --        1,127,364                      1,127,364         29,029,623
PeopleSupport, Inc.                                    --        1,000,000       539,800          460,200                 --**
Provide Commerce, Inc.                            900,000                        400,000          500,000                 --**
                                                                                                                ------------
TOTAL INVESTMENT IN "AFFILIATES"
  (16.4% OF NET ASSETS)                                                                                         $464,062,527
                                                                                                               ============


                                                DIVIDEND
                                                 INCOME
                                               YEAR ENDED
NAME OF ISSUER                               SEPT. 30, 2005
-----------------------------------------------------------
AFC Enterprises, Inc.                          $6,720,000
Cash Systems, Inc.
Casual Male Retail Group, Inc.
Casual Male Retail Group, Inc., Warrants
  Exp 04/26/2007
Casual Male Retail Group, Inc., Warrants
  Exp 07/02/2010
Design Within Reach, Inc.
DTS, Inc. (formerly Digital Theater
  Systems, Inc.)
Eagle Materials, Inc., Cl B                     1,050,000
Eagle Materials, Inc.                              27,360
EMAK Worldwide, Inc.
Great Wolf Resorts, Inc.
Immucor, Inc.++
Infocrossing, Inc.
Infocrossing, Inc., Warrants Exp 10/16/
  2008
Kensey Nash Corp.
LECG Corp.
MarineMax, Inc.
Measurement Specialties, Inc.
NuCO2, Inc.
PeopleSupport, Inc.
Provide Commerce, Inc.
                                               ----------
TOTAL INVESTMENT IN "AFFILIATES"
  (16.4% OF NET ASSETS)                        $7,797,360
                                               ==========

---------------
++   Received 875,000 shares from 3:2 stock split.
* Affiliated investments, as defined in the Investment Company Act of 1940, are investments in which a Fund held 5% or more of the outstanding voting securities during the year ended September 30, 2005.
**   As of September 30, 2005, no longer an affiliate.

BARON FUNDS
--------------------------------------------------------------------------------

(10) Financial Highlights

BARON ASSET FUND

Selected data for a share of beneficial interest outstanding throughout each year:


                                                                        YEAR ENDED SEPTEMBER 30,
                                             -------------------------------------------------------------------------------
                                               2005        2004       2003        2002       2001        2000         1999
                                             --------    --------   --------    --------   --------    --------     --------
NET ASSET VALUE, BEGINNING OF YEAR           $  47.89    $  40.05   $  35.65    $  40.22   $  63.35    $  51.57     $  39.96
                                             --------    --------   --------    --------   --------    --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (0.46)      (0.43)     (0.46)      (0.55)     (0.65)      (0.76)       (0.30)
Net realized and unrealized gains
 (losses) on investments                        12.08        8.27       6.04        0.05     (17.87)      12.53        11.94
                                             --------    --------   --------    --------   --------    --------     --------
   TOTAL FROM INVESTMENT OPERATIONS             11.62        7.84       5.58       (0.50)    (18.52)      11.77        11.64
                                             --------    --------   --------    --------   --------    --------     --------
LESS DISTRIBUTIONS
Dividends from net investment income             0.00        0.00       0.00        0.00       0.00        0.00        (0.04)
Distributions from net realized gains           (2.99)       0.00      (1.18)      (4.07)     (4.61)       0.00         0.00
                                             --------    --------   --------    --------   --------    --------     --------
   TOTAL DISTRIBUTIONS                          (2.99)       0.00      (1.18)      (4.07)     (4.61)       0.00        (0.04)
                                             --------    --------   --------    --------   --------    --------     --------
Capital contribution                             0.00        0.00       0.00        0.00       0.00        0.01         0.01
                                             --------    --------   --------    --------   --------    --------     --------
NET ASSET VALUE, END OF YEAR                 $  56.52    $  47.89   $  40.05    $  35.65   $  40.22    $  63.35     $  51.57
                                             ========    ========   ========    ========   ========    ========     ========
   TOTAL RETURN                                  25.2%       19.6%      16.1%       (2.5%)    (31.2%)      22.8%++      29.2%*
                                             ========    ========   ========    ========   ========    ========     ========
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year        $2,687.4    $2,002.4   $1,957.2    $2,055.2   $2,692.3    $4,917.4     $5,863.1
Ratio of total expenses to average net
 assets                                          1.34%       1.34%      1.34%       1.35%      1.37%       1.36%        1.31%
Less: Ratio of interest expense to
 average net assets                              0.00%       0.00%      0.00%      (0.02%)    (0.01%)     (0.03%)       0.00%
                                             --------    --------   --------    --------   --------    --------     --------
Ratio of operating expenses to average
 net assets                                      1.34%       1.34%      1.34%       1.33%      1.36%       1.33%        1.31%
                                             ========    ========   ========    ========   ========    ========     ========
Ratio of net investment income (loss) to
 average net assets                             (0.91%)     (0.90%)    (1.14%)     (1.16%)    (1.14%)     (1.09%)      (0.57%)
Portfolio turnover rate                         11.47%      19.57%     27.95%       6.01%      4.33%       2.51%       15.64%


                                                 YEAR ENDED SEPTEMBER 30,
                                             -------------------------------
                                               1998        1997       1996
                                             --------    --------   --------
NET ASSET VALUE, BEGINNING OF YEAR           $  47.43    $  35.50   $  29.30
                                             --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                     0.05       (0.14)     (0.06)
Net realized and unrealized gains
 (losses) on investments                        (7.52)      12.11       6.29
                                             --------    --------   --------
   TOTAL FROM INVESTMENT OPERATIONS             (7.47)      11.97       6.23
                                             --------    --------   --------
LESS DISTRIBUTIONS
Dividends from net investment income             0.00        0.00       0.00
Distributions from net realized gains            0.00       (0.04)     (0.03)
                                             --------    --------   --------
   TOTAL DISTRIBUTIONS                           0.00       (0.04)     (0.03)
                                             --------    --------   --------
Capital contribution                             0.00        0.00       0.00
                                             --------    --------   --------
NET ASSET VALUE, END OF YEAR                 $  39.96    $  47.43   $  35.50
                                             ========    ========   ========
   TOTAL RETURN                                 (15.7%)      33.8%      21.3%
                                             ========    ========   ========
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year        $4,410.5    $3,224.5   $1,166.1
Ratio of total expenses to average net
 assets                                          1.32%       1.35%      1.40%
Less: Ratio of interest expense to
 average net assets                              0.00%       0.00%      0.00%
                                             --------    --------   --------
Ratio of operating expenses to average
 net assets                                      1.32%       1.35%      1.40%
                                             ========    ========   ========
Ratio of net investment income (loss) to
 average net assets                              0.11%      (0.52%)    (0.29%)
Portfolio turnover rate                         23.43%      13.23%     19.34%

---------------

++ Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.02%.

* Had the adviser not made the capital contribution, the Fund's performance would have been reduced by 0.03%.

BARON FUNDS
--------------------------------------------------------------------------------

(10) Financial Highlights (continued)

BARON GROWTH FUND

Selected data for a share of beneficial interest outstanding throughout each year:


                                                                          YEAR ENDED SEPTEMBER 30,
                                              --------------------------------------------------------------------------------
                                               2005        2004       2003        2002      2001      2000     1999      1998
                                             --------    --------   --------    --------   ------    ------   ------    ------
NET ASSET VALUE, BEGINNING OF YEAR           $  38.92    $  32.65   $  26.96    $  27.18   $32.26    $29.06   $20.32    $24.89
                                             --------    --------   --------    --------   ------    ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (0.29)      (0.30)     (0.25)      (0.23)   (0.22)    (0.26)   (0.04)     0.06
Net realized and unrealized gains
 (losses) on investments                         7.33        6.57       5.94        1.65    (1.67)     5.34     8.82     (4.56)
                                             --------    --------   --------    --------   ------    ------   ------    ------
   TOTAL FROM INVESTMENT OPERATIONS              7.04        6.27       5.69        1.42    (1.89)     5.08     8.78     (4.50)
                                             --------    --------   --------    --------   ------    ------   ------    ------
LESS DISTRIBUTIONS
Dividends from net investment income             0.00        0.00       0.00        0.00     0.00      0.00    (0.04)    (0.02)
Distributions from net realized gains            0.00        0.00       0.00       (1.64)   (3.19)    (1.88)    0.00     (0.05)
                                             --------    --------   --------    --------   ------    ------   ------    ------
   TOTAL DISTRIBUTIONS                           0.00        0.00       0.00       (1.64)   (3.19)    (1.88)   (0.04)    (0.07)
                                             --------    --------   --------    --------   ------    ------   ------    ------
NET ASSET VALUE, END OF YEAR                 $  45.96    $  38.92   $  32.65    $  26.96   $27.18    $32.26   $29.06    $20.32
                                             ========    ========   ========    ========   ======    ======   ======    ======
   TOTAL RETURN                                  18.1%       19.2%      21.1%        5.0%    (6.1%)    18.6%    43.2%    (18.1%)
                                             ========    ========   ========    ========   ======    ======   ======    ======
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year        $5,005.1    $3,135.6   $2,185.4    $1,030.3   $512.3    $533.4   $439.4    $315.6
Ratio of total expenses to average net
 assets                                          1.31%       1.33%      1.36%       1.35%    1.36%     1.36%    1.40%     1.43%
Less: Ratio of interest expense to
 average net assets                              0.00%       0.00%      0.00%       0.00%    0.00%     0.00%   (0.03%)   (0.06%)
                                             --------    --------   --------    --------   ------    ------   ------    ------
Ratio of operating expenses to average
 net assets                                      1.31%       1.33%      1.36%       1.35%    1.36%     1.36%    1.37%     1.37%
                                             ========    ========   ========    ========   ======    ======   ======    ======
Ratio of net investment income (loss) to
 average net assets                             (0.73%)     (0.89%)    (1.11%)     (1.02%)  (0.79%)   (0.78%)  (0.20%)    0.21%
Portfolio turnover rate                         15.50%      27.15%     32.63%      18.31%   34.94%    39.00%   53.36%    40.38%


                                                YEAR ENDED
                                              SEPTEMBER 30,
                                              ---------------
                                              1997      1996
                                             ------    ------
NET ASSET VALUE, BEGINNING OF YEAR           $18.40    $14.77
                                             ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                   0.06      0.11
Net realized and unrealized gains
 (losses) on investments                       6.68      3.66
                                             ------    ------
   TOTAL FROM INVESTMENT OPERATIONS            6.74      3.77
                                             ------    ------
LESS DISTRIBUTIONS
Dividends from net investment income          (0.09)    (0.04)
Distributions from net realized gains         (0.16)    (0.10)
                                             ------    ------
   TOTAL DISTRIBUTIONS                        (0.25)    (0.14)
                                             ------    ------
NET ASSET VALUE, END OF YEAR                 $24.89    $18.40
                                             ======    ======
   TOTAL RETURN                                37.1%     25.8%
                                             ======    ======
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year        $390.8    $207.2
Ratio of total expenses to average net
 assets                                        1.40%     1.54%
Less: Ratio of interest expense to
 average net assets                            0.00%     0.00%
                                             ------    ------
Ratio of operating expenses to average
 net assets                                    1.40%     1.54%
                                             ======    ======
Ratio of net investment income (loss) to
 average net assets                            0.37%     1.20%
Portfolio turnover rate                       25.17%    40.27%

---------------
The Fund's custodian's offset of custody fees amounted to less than $0.01 per share in 1996.
The expense offset amount is included in expense data above.

BARON FUNDS
--------------------------------------------------------------------------------

(10) Financial Highlights (continued)

BARON SMALL CAP FUND

Selected data for a share of beneficial interest outstanding throughout each year:


                                                                         YEAR ENDED SEPTEMBER 30,
                                              ------------------------------------------------------------------------------
                                               2005        2004       2003       2002     2001      2000     1999      1998
                                             --------    --------   --------    ------   ------    ------   ------    ------
NET ASSET VALUE, BEGINNING OF YEAR           $  19.18    $  17.26   $  13.73    $12.69   $16.05    $13.37   $ 8.61    $10.00
                                             --------    --------   --------    ------   ------    ------   ------    ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss                             (0.10)      (0.15)     (0.11)    (0.14)   (0.11)    (0.16)   (0.10)    (0.02)
Net realized and unrealized gains
 (losses) on investments                         4.55        2.07       4.02      1.18    (2.87)     2.84     4.86     (1.37)
                                             --------    --------   --------    ------   ------    ------   ------    ------
   TOTAL FROM INVESTMENT OPERATIONS              4.45        1.92       3.91      1.04    (2.98)     2.68     4.76     (1.39)
                                             --------    --------   --------    ------   ------    ------   ------    ------
LESS DISTRIBUTIONS
Dividends from net investment income             0.00        0.00       0.00      0.00     0.00      0.00     0.00      0.00
Distributions from net realized gains           (0.55)       0.00      (0.38)     0.00    (0.38)     0.00     0.00      0.00
                                             --------    --------   --------    ------   ------    ------   ------    ------
   TOTAL DISTRIBUTIONS                          (0.55)       0.00      (0.38)     0.00    (0.38)     0.00     0.00      0.00
                                             --------    --------   --------    ------   ------    ------   ------    ------
NET ASSET VALUE, END OF YEAR                 $  23.08    $  19.18   $  17.26    $13.73   $12.69    $16.05   $13.37    $ 8.61
                                             ========    ========   ========    ======   ======    ======   ======    ======
   TOTAL RETURN                                  23.6%       11.1%      29.2%      8.2%   (18.8%)    20.0%    55.3%    (13.9%)
                                             ========    ========   ========    ======   ======    ======   ======    ======
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year        $2,828.6    $1,782.1   $1,210.5    $719.1   $585.9    $879.5   $715.7    $403.7
Ratio of expenses to average net assets          1.33%       1.33%      1.36%     1.36%    1.35%     1.33%    1.34%     1.39%
Ratio of net investment loss to average
 net assets                                     (0.48%)     (0.88%)    (0.87%)   (0.97%)  (0.68%)   (0.90%)  (0.99%)   (0.20%)
Portfolio turnover rate                         24.68%      32.92%     30.29%    55.07%   55.77%    53.18%   42.69%    59.68%

BARON IOPPORTUNITY FUND

Selected data for a share of beneficial interest outstanding throughout each year:


                                                             YEAR ENDED SEPTEMBER 30,
                                              ----------------------------------------------------------
                                              2005      2004     2003      2002        2001       2000*
                                             ------    ------   ------    ------     -------      ------
NET ASSET VALUE, BEGINNING OF YEAR           $ 7.58    $ 6.48   $ 3.63    $ 4.09     $  8.76      $10.00
                                             ------    ------   ------    ------     -------      ------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                  (0.09)    (0.10)   (0.05)    (0.06)      (0.05)       0.03
Net realized and unrealized gains
  (losses) on investments                      1.66      1.18     2.89     (0.40)      (4.59)      (1.28)
                                             ------    ------   ------    ------     -------      ------
   TOTAL FROM INVESTMENT OPERATIONS            1.57      1.08     2.84     (0.46)      (4.64)      (1.25)
                                             ------    ------   ------    ------     -------      ------
LESS DISTRIBUTIONS
Dividends from net investment income           0.00      0.00     0.00      0.00       (0.03)       0.00
Distributions from net realized gains          0.00      0.00     0.00      0.00        0.00        0.00
                                             ------    ------   ------    ------     -------      ------
   TOTAL DISTRIBUTIONS                         0.00      0.00     0.00      0.00       (0.03)       0.00
                                             ------    ------   ------    ------     -------      ------
Redemption fees added to paid in capital       0.01      0.02     0.01      0.00++      0.00++      0.01
                                             ------    ------   ------    ------     -------      ------
NET ASSET VALUE, END OF YEAR                 $ 9.16    $ 7.58   $ 6.48    $ 3.63     $  4.09      $ 8.76
                                             ======    ======   ======    ======     =======      ======
   TOTAL RETURN ^                              20.8%     17.0%    78.5%    (11.2%)     (53.1%)     (12.4%)+
                                             ======    ======   ======    ======     =======      ======
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of year        $145.7    $133.9   $109.3    $ 57.5     $  73.7      $188.2
Ratio of total expenses to average net
  assets                                       1.52%     1.56%    1.67%     1.65%       1.55%       1.53%**
Less: Expense reimbursement by investment
  adviser                                     (0.02%)   (0.06%)  (0.17%)   (0.15%)     (0.05%)     (0.03%)**
                                             ------    ------   ------    ------     -------      ------
Ratio of net expenses to average net
  assets                                       1.50%     1.50%    1.50%     1.50%       1.50%       1.50%**
                                             ======    ======   ======    ======     =======      ======
Ratio of net investment income (loss) to
  average net assets                          (1.01%)   (1.25%)  (1.18%)   (1.20%)     (0.75%)      0.46%**
Portfolio turnover rate                       83.64%    86.35%   89.72%    96.41%     123.30%      31.47%+

---------------
* For the period February 29, 2000 (Commencement of Operations) to September 30, 2000.
**   Annualized.
+    Not Annualized
++   Less than $0.01 per share.
^ The total returns would have been lower had certain expenses not been reduced during the periods shown.

BARON FUNDS
--------------------------------------------------------------------------------

(10) Financial Highlights (continued)

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share of beneficial interest outstanding throughout the year:


                                                           FOR THE PERIOD
                                     FOR THE YEAR          APRIL 30, 2004
                                        ENDED       (COMMENCEMENT OF OPERATIONS)
                                         2005           TO SEPTEMBER 30, 2004
                                     ------------   ----------------------------
NET ASSET VALUE, BEGINNING OF
  YEAR                                  $ 9.89                 $10.00
                                        ------                 ------
INCOME FROM INVESTMENT
  OPERATIONS
Net investment loss                      (0.05)                 (0.02)
Net realized and unrealized
  gains (losses) on investments           1.72                  (0.09)
                                        ------                 ------
   TOTAL FROM INVESTMENT
  OPERATIONS                              1.67                  (0.11)
                                        ------                 ------
LESS DISTRIBUTIONS
Dividends from net investment
  income                                  0.00                   0.00
Distributions from net realized
  gains                                   0.00                   0.00
                                        ------                 ------
   TOTAL DISTRIBUTIONS                    0.00                   0.00
                                        ------                 ------
NET ASSET VALUE, END OF YEAR            $11.56                 $ 9.89
                                        ======                 ======
   TOTAL RETURN ^                         16.9%                  (1.1%)+
                                        ======                 ======
RATIOS/SUPPLEMENTAL DATA
Net assets (in millions), end of
  year                                  $ 96.5                 $ 49.3
Ratio of total expenses to
  average net assets                      1.49%                  1.67%**
Less: Expense reimbursement by
  investment adviser                     (0.09%)                (0.27%)**
                                        ------                 ------
Ratio of net expenses to average
  net assets                              1.40%                  1.40%**
                                        ======                 ======
Ratio of net investment loss to
  average net assets                     (0.58%)                (0.79%)**
Portfolio turnover rate                  46.71%                  7.58%+

---------------
**   Annualized.
+    Not Annualized
^ The total returns would have been lower had certain expenses not been reduced during the periods shown.

BARON FUNDS
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


--------------------------------
TO THE SHAREHOLDERS
AND BOARD OF TRUSTEES OF
BARON INVESTMENT FUNDS TRUST
--------------------------------


In our opinion, the accompanying statements of assets and liabilities, including the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Investment Funds Trust, comprising, respectively, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund (collectively the "Funds") at September 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
November 23, 2005

                                   B  A  R  O  N
                                    F U N D S(r)

                                       >        Baron Asset Fund
                                       >        Baron Growth Fund
                                       >        Baron Small Cap Fund
                                       >        Baron iOpportunity Fund
                                       >        Baron Fifth Avenue Growth Fund

                            As of September 30, 2005

DISCLOSURE REGARDING THE APPROVAL OF THE INVESTMENT ADVISORY CONTRACTS FOR EACH OF THE SERIES BY THE BOARD OF TRUSTEES

The Board of Trustees (the "Board") of Baron Investment Funds Trust (the "Trust") met on May 3, 2005 to discuss the selection of BAMCO, Inc. as the adviser ("Adviser") and the approval of the advisory fee for each series of the Trust ( a "Fund" or collectively the "Funds"). The members of the Board who are not affiliated with the Funds' Adviser (the "Independent Trustees") met in separate session to discuss and consider the renewals of the advisory contracts for each Fund. An independent consultant provided reports to the Board and attended the May Board meeting. The Trustees received a substantial amount of information from the Adviser and from the consultant. Based on its evaluation of this and other information, the Board, including a majority of the Independent Trustees, approved the continuation of the advisory agreements for each Fund for an additional one year period. Except that for the Baron Fifth Avenue Growth Fund, approval for an initial term of two years, was given at a meeting of the Board held on May 3, 2004.

In considering the advisory agreements and in reaching its determination, the Board reviewed and analyzed various factors that it deemed relevant, including the factors listed below.

1.   NATURE, EXTENT AND QUALITY OF SERVICES

As part of their consideration of the services provided by the Adviser, the Independent Trustees relied on information received and knowledge gained throughout the year. The Board considered the Adviser's resources and the Board's confidence in the Adviser's senior personnel and portfolio management staff. The Board paid particular attention to the quality of the services provided by the Adviser and the nature of those services, including the extensive devotion to research efforts by the Adviser. The Board also considered the level of performance of other services provided by the Adviser, including selection of broker/dealers for Fund portfolio transactions, relationships with and supervision of third party service providers, including the Funds' custodian and transfer agent, the quality of the shareholder reports, and the ability to monitor adherence to investment guidelines and restrictions. The Board also considered the support services provided to the Board and the legal and accounting services provided to the Funds. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and that each Fund was likely to continue to benefit from those services provided under the contracts with the Adviser.

2.       INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Board's analysis of the investment performance of the Funds took into account reports prepared by an independent consultant and data supplied by independent data service providers. Performance of the Funds was compared to performance of similar funds managed by other advisers over comparable periods, as well as to the expenses of those other funds. The independent analysis considered total return and risk ratios of the Funds and of similar funds, and a comparison of annualized total return over one, three, five and ten year periods, where applicable, against expense group and performance universe averages. The Board considered the performance of each Fund as measured against its peers and against other Funds managed by the Adviser. After considering all the information, the Board concluded that the Funds and their shareholders were benefitting from the Adviser's investment management of each Fund, although noted that past performance is no guarantee of future results.

3.   Costs of Services Provided and Profits to be Realized by the Adviser

The Board examined the fees charged by the Adviser as compared to the fees charged by comparable funds, based on information provided by the Adviser and by the independent consultant. The information considered by the Board compared various fees and expenses, as well as total expense ratios, of the Funds against the same fees and expenses of other funds of similar size, character and investment strategies. Although the total expense ratios for the Funds were not the lowest, they were not the highest either. The Board noted that total expense ratios for the Funds had continued to decrease since the inception of the Funds.

The Board considered the Adviser's management fees for other mutual fund accounts for which the Adviser serves as a sub-adviser. While the fees for those sub-advised accounts are lower than the fees for the Funds, the Adviser performs only portfolio management services for those accounts, and does not provide the many other services provided by the Adviser to the Funds. The Board discussed and considered those other services, which include accounting, oversight of service providers, legal, regulatory, risk management, and trustee support.

The Board also considered the costs of portfolio management, including the types of investments made for the Funds, the personnel and systems necessary to implement investment strategies, and the pre-tax profits realized by the Adviser and its affiliates from their relationship with the Funds. The Board considered benefits that enured to affiliates, including brokerage fees earned by an affiliated broker/dealer. The Board also considered the financial condition of the Adviser and its affiliates.

The Board concluded that the management fee, as well as the total expenses paid by each Fund to the Adviser and its affiliates, were reasonable in light of the services provided and the performance of each Fund achieved by the Adviser over various time periods, and that the other expenses of the Funds were also reasonable.

4.   ECONOMIES OF SCALE AND BENEFITS TO INVESTORS

The Board considered the extent to which each Fund's management fee reflected economies of scale for the benefit of Fund shareholders. The Board considered that the Funds do not have breakpoint fees, except the large cap Baron Fifth Avenue Growth Fund. The Board considered that the small and mid cap investment strategy required more attention by the Adviser than a strategy that involved other types of investing, particularly as the asset size increased in size. The Board considered other components of the services provided by the Adviser with respect to economies of scale achieved as asset sizes increase. The Board concluded that each Fund's management fee structure was reasonable with respect to economies achieved for the benefit of shareholders.

5.   BENEFITS TO THE ADVISER AND ITS AFFILIATES

The Board considered benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board acknowledged that an affiliated broker/dealer served as one of the brokers used by the Adviser for Fund transactions. The Board considered that the rates paid to the affiliated broker were less than the rates paid to other brokers and considered a best execution analysis performed by an outside independent consultant with respect to the transactions by the affiliate. Based on its reviews of information provided quarterly throughout the year regarding affiliated brokerage, the Board concluded that the use of the affiliated broker to execute portfolio transactions was appropriate and consistent with established procedures adopted by the Board. However, the Adviser reported that the affiliated broker would cease acting as such before the end of the calendar year.

After due consideration of the above enumerated factors, and additional factors, the Board, including a majority of the Independent Trustees, concluded that approval of each Funds' investment advisory agreement was in the best interests of the Funds and their shareholders.

BARON FUNDS
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Funds' fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

During the fiscal year ended September 30, 2005, Baron Asset Fund, Baron Growth Fund, and Baron Small Cap Fund designated the following redemption distribution as long-term capital gain dividend:

                  BARON ASSET FUND    BARON GROWTH FUND    BARON SMALL CAP FUND
                  ----------------    -----------------    --------------------
                    $132,195,893          $7,034,412           $56,665,787


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees oversees the management of the Funds. The following table lists the Trustees and executive officers of the Funds, their date of birth, current positions held with the Funds, length of time served, principal occupations during the past five years and other Trusteeships/Directorships held outside the Fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Baron Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be "interested persons" of the Funds as defined in the 1940 Act are referred to as "Disinterested Trustees." Trustees who are deemed to be "interested persons" of the Funds are referred to as "Interested Trustees." All Trustees listed below, whether Interested or Disinterested, serve as trustee for all five portfolios.

INTERESTED TRUSTEES

NAME, ADDRESS &                  POSITION(S) HELD                                      PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                    WITH THE FUNDS           LENGTH OF TIME SERVED        DURING THE PAST FIVE YEARS
-------------                    --------------           ---------------------        --------------------------
Ronald Baron *+                  President, Chief         18 years                     Chairman, CEO, and Director, Baron
767 Fifth Avenue                 Executive Officer,                                    Capital, Inc. (1982-Present), Baron
New York, NY 10153               Chief Investment                                      Capital Management, Inc. (1983-Present),
DOB: May 23, 1943                Officer, Trustee and                                  Baron Capital Group, Inc. (1984-Present),
                                 Portfolio Manager                                     BAMCO, Inc. (1987-Present); Portfolio
                                                                                       Manager, Baron Asset Fund (1987-Present),
                                                                                       Baron Growth Fund (1995-Present);
                                                                                       President (2004-Present), Chairman (1999-
                                                                                       2004), CIO and Trustee (1987-Present),
                                                                                       Baron Investment Funds Trust; President
                                                                                       (2004-Present), Chairman (1997-2004), CIO
                                                                                       and Trustee (1997-Present), Baron Capital
                                                                                       Funds Trust; President (2004-Present),
                                                                                       Chairman (2003-2004), CIO and Trustee
                                                                                       (2003-Present), Baron Select Funds.

Linda S. Martinson*+             Vice President,          18 years                     General Counsel, Vice President and
767 Fifth Avenue                 Secretary, General                                    Secretary, Baron Capital, Inc. (1983-
New York, NY 10153               Counsel and Trustee                                   Present), BAMCO, Inc. (1987-Present),
DOB: February 22, 1955                                                                 Baron Capital Group, Inc. (1984-Present),
                                                                                       Baron Capital Management, Inc. (1983-
                                                                                       Present); Vice President, Secretary,
                                                                                       General Counsel and Trustee, Baron
                                                                                       Investment Funds Trust (1987-Present);
                                                                                       Vice President, Secretary, General Counsel
                                                                                       and Trustee, Baron Capital Funds Trust
                                                                                       (1997-Present); Vice President, General
                                                                                       Counsel, Secretary and Trustee, Baron
                                                                                       Select Funds (2003-Present).
INTERESTED TRUSTEES
NAME, ADDRESS &                  OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                    HELD BY THE TRUSTEE
-------------                    -------------------
Ronald Baron *+                  None outside the Baron Funds
767 Fifth Avenue                 Complex.
New York, NY 10153
DOB: May 23, 1943

Linda S. Martinson*+             None outside the Baron Funds
767 Fifth Avenue                 Complex.
New York, NY 10153
DOB: February 22, 1955

BARON FUNDS
--------------------------------------------------------------------------------

INTERESTED TRUSTEES

NAME, ADDRESS &                  POSITION(S) HELD                                      PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                    WITH THE FUNDS           LENGTH OF TIME SERVED        DURING THE PAST FIVE YEARS
-------------                    --------------           ---------------------        --------------------------
Morty Schaja*+                   Executive Vice           9 years                      President and Chief Operating Officer,
767 Fifth Avenue                 President, Chief                                      Baron Capital, Inc. (1999-Present); Senior
New York, NY 10153               Operating Officer and                                 Vice President and Chief Operating
DOB: October 30, 1954            Trustee                                               Officer, Baron Capital, Inc. (1997-1999);
                                                                                       Managing Director, Vice President, Baron
                                                                                       Capital, Inc. (1991-1999); and Director,
                                                                                       Baron Capital Group, Inc., Baron Capital
                                                                                       Management, Inc., and BAMCO, Inc. (1997-
                                                                                       Present); Executive Vice President (2004-
                                                                                       Present), President (1999-2004), COO
                                                                                       (1999-Present) and Trustee (1996-Present),
                                                                                       Baron Investment Funds Trust; Executive
                                                                                       Vice President (2004-Present), President
                                                                                       (1999-2004), COO (1999-Present) and
                                                                                       Trustee (1997-Present) Baron Capital Funds
                                                                                       Trust; Executive Vice President (2004-
                                                                                       Present), President, COO and Trustee
                                                                                       (2003-Present), Baron Select Funds.

INTERESTED TRUSTEES
NAME, ADDRESS &                  OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                    HELD BY THE TRUSTEE
-------------                    -------------------
Morty Schaja*+                   None outside the Baron Funds
767 Fifth Avenue                 Complex.
New York, NY 10153
DOB: October 30, 1954


DISINTERESTED TRUSTEES

NAME, ADDRESS &                   POSITION(S) HELD                                       PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                     WITH THE FUNDS           LENGTH OF TIME SERVED         DURING THE PAST FIVE YEARS
-------------                     --------------           ---------------------         --------------------------
Steven B. Dodge^**                Trustee                  1 year                        CEO, Windover Development
239 Summer Street                                          (Elected 10/22/04)            Corporation (2004-Present) (private
Manchester, MA 01944                                                                     real estate development company);
DOB: July 12, 1945                                                                       Founder and Chairman, American
                                                                                         Tower Corporation (1998-Present);
                                                                                         Founder, Chairman and CEO, American
                                                                                         Radio Systems (1988-1998); Founder,
                                                                                         Chairman and CEO, American
                                                                                         Cablesystems (1978-1988); Chairman
                                                                                         of Audit Committee, member of
                                                                                         executive and Special Independent
                                                                                         Committees, Sotheby's Holdings,
                                                                                         Inc. (2000-Present); Chairman of
                                                                                         Audit Committee, Nextel Partners,
                                                                                         Inc. (2000-Present); Trustee (2004-
                                                                                         Present) Baron Investment Funds
                                                                                         Trust; Trustee (2004-Present) Baron
                                                                                         Capital Funds Trust; and Trustee
                                                                                         (2004-Present) Baron Select Funds.

DISINTERESTED TRUSTEES
NAME, ADDRESS &                   OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                     HELD BY THE TRUSTEE
-------------                     -------------------
Steven B. Dodge^**                Chairman of the Audit Committee,
239 Summer Street                 Member of Executive and Special
Manchester, MA 01944              Independent
DOB: July 12, 1945                Committees,
                                  Sotheby's Holdings, Inc. (2000-
                                  Present);
                                  Chairman of Audit Committee,
                                  Nextel Partners, Inc.
                                  (2000-Present)

BARON FUNDS
--------------------------------------------------------------------------------

DISINTERESTED TRUSTEES

NAME, ADDRESS &                   POSITION(S) HELD                                       PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                     WITH THE FUNDS           LENGTH OF TIME SERVED         DURING THE PAST FIVE YEARS
-------------                     --------------           ---------------------         --------------------------
Norman S. Edelcup++^**            Trustee                  18 years                      Director (2001-Present), and Senior
244 Atlantic Isles                                                                       Vice President (2001-2004), Florida
Sunny Isles Beach, FL 33160                                                              Savings Bank; Mayor (October 2003-
DOB: May 8, 1935                                                                         Present), Commissioner, Sunny Isles
                                                                                         Beach, Florida (2001-2003); Senior
                                                                                         Vice President, Item Processing of
                                                                                         America (1999-2000) (a subsidiary
                                                                                         of The Intercept Group); Chairman,
                                                                                         Item Processing of America (1989-
                                                                                         1999) (a financial institution
                                                                                         service bureau); Director, Valhi,
                                                                                         Inc. (1975-Present) (diversified
                                                                                         company); Director, Artistic
                                                                                         Greetings, Inc. (1985-1998);
                                                                                         Trustee (1987-Present), Baron
                                                                                         Investment Funds Trust; Trustee
                                                                                         (1997-Present), Baron Capital Funds
                                                                                         Trust; Trustee (2003-Present) Baron
                                                                                         Select Funds.

David I. Fuente^**                Trustee                  1 year                        Director (1987-Present), Chairman
701 Tern Point Circle                                      (Elected 10/22/04)            (1987-2001) and CEO (1987-2000)
Boca Raton, FL 33431                                                                     Office Depot; Director, Ryder
DOB: September 10, 1945                                                                  Systems, Inc. (1998-Present);
                                                                                         Director, Dick's Sporting Goods,
                                                                                         Inc. (1993-Present); Trustee (2004-
                                                                                         Present) Baron Investment Funds
                                                                                         Trust; Trustee (2004-Present) Baron
                                                                                         Capital Funds Trust; and Trustee
                                                                                         (2004-Present) Baron Select Funds.

Charles N. Mathewson^**           Chairman and Trustee     18 years; Elected as          Chairman Emeritus (October 2003-
9295 Prototype Road                                        Chairman 08/04                Present), Chairman, International
Reno, NV 89521                                                                           Game Technology, Inc. (1986-2003)
DOB: June 12, 1928                                                                       (manufacturer of microprocessor-
                                                                                         controlled gaming machines and
                                                                                         monitoring systems); Chairman,
                                                                                         American Gaming Association (1994-
                                                                                         2002); Chairman (2004-Present)
                                                                                         Trustee (1987-Present) Baron
                                                                                         Investment Funds Trust; Chairman
                                                                                         (2004-Present), Trustee (1997-
                                                                                         Present) Baron Capital Funds Trust;
                                                                                         Chairman (2004-Present) Trustee
                                                                                         (2003-Present) Baron Select Funds.
DISINTERESTED TRUSTEES

NAME, ADDRESS &                   OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                     HELD BY THE TRUSTEE
-------------                     -------------------
Norman S. Edelcup+^**             Director, Florida Savings Bank
244 Atlantic Isles                (2001-Present); Director, Valhi,
Sunny Isles Beach, FL 33160       Inc. (1975-Present) (diversified
DOB: May 8, 1935                  company).

David I. Fuente^**                Director (1987-Present) Office
701 Tern Point Circle             Depot; Director, Ryder System,
Boca Raton, FL 33431              Inc. (1998-Present); Director,
DOB: September 10, 1945           Dick's Sporting Goods, Inc.
                                  (1993-Present).

Charles N. Mathewson^**           None outside the Baron Funds
9295 Prototype Road               Complex.
Reno, NV 89521
DOB: June 12, 1928

BARON FUNDS
--------------------------------------------------------------------------------

DISINTERESTED TRUSTEES

NAME, ADDRESS &                   POSITION(S) HELD                                       PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                     WITH THE FUNDS           LENGTH OF TIME SERVED         DURING THE PAST FIVE YEARS
-------------                     --------------           ---------------------         --------------------------
Harold W. Milner^**               Trustee                  18 years                      Retired; President and CEO, Kahler
2293 Morningstar Drive                                                                   Realty Corporation (1985-1997)
Park City, UT 84060                                                                      (hotel ownership and management);
DOB: November 11, 1934                                                                   Trustee (1987-Present) Baron
                                                                                         Investment Funds Trust; Trustee
                                                                                         (1997-Present) Baron Capital Funds
                                                                                         Trust; Trustee (2003-Present) Baron
                                                                                         Select Funds.

Raymond Noveck+++^**              Trustee                  18 years                      Private Investor (1999-Present);
31 Karen Road                                                                            President, The Medical Information
Waban, MA 02168                                                                          Line, Inc. (1997-1998) (health care
DOB: May 4, 1943                                                                         information); President, Strategic
                                                                                         Systems, Inc. (1990-1997) (health
                                                                                         care information); Director,
                                                                                         Horizon/CMS Healthcare Corporation
                                                                                         (1987-1997); Trustee (1987-Present)
                                                                                         Baron Investment Funds Trust;
                                                                                         Trustee (1997-Present) Baron
                                                                                         Capital Funds Trust; Trustee (2003-
                                                                                         Present) Baron Select Funds.

David A. Silverman, MD^**         Trustee                  18 years                      Physician and Faculty, New York
146 Central Park West                                                                    University School of Medicine
New York, NY 10024                                                                       (1976-Present)Trustee (1987-
DOB: March 14, 1950                                                                      Present) Baron Investment Funds
                                                                                         Trust; Trustee (1997-Present) Baron
                                                                                         Capital Funds Trust; Trustee (2003-
                                                                                         Present) Baron Select Funds.

DISINTERESTED TRUSTEES

NAME, ADDRESS &                   OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                     HELD BY THE TRUSTEE
-------------                     -------------------
Harold W. Milner^**               None outside the Baron Funds
2293 Morningstar Drive            Complex.
Park City, UT 84060
DOB: November 11, 1934

Raymond Noveck++^**               None outside the Baron Funds
31 Karen Road                     Complex.
Waban, MA 02168
DOB: May 4, 1943

David A. Silverman, MD^**         Director, New York Blood Center
146 Central Park West             (1999-Present).
New York, NY 10024
DOB: March 14, 1950

BARON FUNDS
--------------------------------------------------------------------------------

OFFICERS OF THE FUNDS

NAME, ADDRESS &                  POSITION(S) HELD                                      PRINCIPAL OCCUPATION(S)
DATE OF BIRTH                    WITH THE FUNDS           LENGTH OF TIME SERVED        DURING THE PAST FIVE YEARS
-------------                    --------------           ---------------------        --------------------------
Clifford Greenberg               Senior Vice President    9 years                      Senior Vice President, Baron Capital,
767 Fifth Avenue                 and Portfolio Manager                                 Inc., Baron Capital Group, Inc., BAMCO,
New York, NY 10153                                                                     Inc., (2003-Present)(Vice President, 1997-
DOB: April 30, 1959                                                                    2003), Portfolio Manager, Baron Small Cap
                                                                                       Fund (1997-Present); General Partner, HPB
                                                                                       Associates, LP (1984-1996) (investment
                                                                                       partnership).

Andrew Peck                      Vice President and       3 years                      Vice President and Co-Portfolio Manager,
767 Fifth Avenue                 Co-Portfolio Manager                                  Baron Asset Fund (2003-Present), Analyst,
New York, NY 10153                                                                     Baron Capital, Inc. (1998-Present).
DOB: March 25, 1969

Susan Robbins                    Vice President           18 years                     Senior Analyst, Vice President and
767 Fifth Avenue                                                                       Director, Baron Capital, Inc. (1982-
New York, NY 10153                                                                     Present), Baron Capital Management, Inc.
DOB: October 19, 1954                                                                  (1984-Present).

Mitchell J. Rubin                Vice President and       5 years                      Vice President and Senior Analyst, Baron
767 Fifth Avenue                 Portfolio Manager                                     Capital, Inc. (1997-Present), Portfolio
New York, NY 10153                                                                     Manager of Baron iOpportunity Fund (2000-
DOB: September 22, 1966                                                                Present); Portfolio Manager of Baron Fifth
                                                                                       Avenue Growth Fund (2004-Present).

Peggy C. Wong                    Treasurer and Chief      18 years                     Treasurer and Chief Financial Officer,
767 Fifth Avenue                 Financial Officer                                     Baron Capital, Inc., Baron Capital Group,
New York, NY 10153                                                                     Inc., BAMCO, Inc. and Baron Capital
DOB: April 30, 1961                                                                    Management, Inc. (1987-Present).

OFFICERS OF THE FUNDS
NAME, ADDRESS &                  OTHER TRUSTEE/DIRECTORSHIPS
DATE OF BIRTH                    HELD BY THE TRUSTEE
-------------                    -------------------
Clifford Greenberg               None
767 Fifth Avenue
New York, NY 10153
DOB: April 30, 1959

Andrew Peck                      None
767 Fifth Avenue
New York, NY 10153
DOB: March 25, 1969

Susan Robbins                    None
767 Fifth Avenue
New York, NY 10153
DOB: October 19, 1954

Mitchell J. Rubin                None
767 Fifth Avenue
New York, NY 10153
DOB: September 22, 1966

Peggy C. Wong                    None
767 Fifth Avenue
New York, NY 10153
DOB: April 30, 1961

-------------------------------------------------------------------------------
* Trustees deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their employment with the Funds' Adviser and Distributor.
+ Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
++   Members of the Audit Committee.
^    Members of the Nominating Committee.
**  Members of the Independent Committee.

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